--------------------------------------------------------------------------------
RYDEX SERIES FUNDS
--------------------------------------------------------------------------------

                                                                      PROSPECTUS
                                                                  A-Class Shares
                                                                  March 15, 2004




BENCHMARK FUNDS                        MONEY MARKET FUND
NOVA                                     U.S. GOVERNMENT
URSA                                        MONEY MARKET
OTC
ARKTOS
MEDIUS
INVERSE MID-CAP
MEKROS
INVERSE SMALL-CAP
U.S. GOVERNMENT BOND
JUNO
LARGE-CAP EUROPE
LARGE-CAP JAPAN






THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[GRAPHIC OMITTED]
RYDEX INVESTMENTS
ESSENTIAL FOR MODERN MARKETS(TM)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

BENCHMARK FUNDS                                                       2
Common Risk/Return Information                                        2
Nova Fund                                                             3
Ursa Fund                                                             6
OTC Fund                                                              9
Arktos Fund                                                          12
Medius Fund                                                          15
Inverse Mid-Cap                                                      18
Mekros Fund                                                          20
Inverse Small-Cap                                                    23
U.S. Government Bond Fund                                            25
Juno Fund                                                            28
Large-Cap Europe Fund                                                31
Large-Cap Japan Fund                                                 34

MONEY MARKET FUND                                                    38
U.S. Government Money Market Fund                                    38

INVESTMENTS AND RISK                                                 41
SHAREHOLDER INFORMATION                                              49
TRANSACTION INFORMATION                                              50
SALES CHARGES                                                        52
BUYING FUND SHARES                                                   55
SELLING FUND SHARES                                                  57
EXCHANGING FUND SHARES                                               59
RYDEX ACCOUNT POLICIES                                               61
DISTRIBUTION PLAN                                                    62
DIVIDENDS AND DISTRIBUTIONS                                          62
TAX INFORMATION                                                      63
MANAGEMENT OF THE FUNDS                                              64
BENCHMARK INFORMATION                                                66

                                                                    PROSPECTUS 1


                               RYDEX SERIES FUNDS
                                 A-CLASS SHARES

            9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850
                800.820.0888 O 301.296.5100 O WWW.RYDEXFUNDS.COM
--------------------------------------------------------------------------------
BENCHMARK FUNDS

MONEY MARKET FUND
--------------------------------------------------------------------------------

Rydex Series Funds (the "Trust") is a mutual fund complex offering professionally managed investment portfolios (the "Funds"), which are grouped into the following categories:

BENCHMARK FUNDS - Nova Fund, Ursa Fund, OTC Fund, Arktos Fund, Medius Fund, Inverse Mid-Cap Fund, Mekros Fund, Inverse Small-Cap Fund, U.S. Government Bond Fund, Juno Fund, Large-Cap Europe Fund and Large-Cap Japan Fund.

MONEY MARKET FUND - U.S. Government Money Market Fund

A-Class Shares of the Funds are sold through broker-dealers and other financial institutions ("intermediaries") whose clients take part in certain strategic and tactical asset allocation investment programs. Investors may exchange shares of the Funds through the Rydex Web site - www.rydexfunds.com - and over the phone.

RISKS OF INVESTING IN THE FUNDS
The value of the Funds may fluctuate. In addition, Fund shares:

o MAY DECLINE IN VALUE, AND YOU MAY LOSE MONEY
o ARE NOT FEDERALLY INSURED
o ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY
o ARE NOT BANK DEPOSITS
o ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

2

RYDEX BENCHMARK FUNDS
--------------------------------------------------------------------------------

NOVA FUND                     MEKROS FUND

URSA FUND                     INVERSE SMALL-CAP FUND

OTC FUND                      U.S. GOVERNMENT BOND FUND

ARKTOS FUND                   JUNO FUND

MEDIUS FUND                   LARGE-CAP EUROPE FUND

INVERSE MID-CAP FUND          LARGE-CAP JAPAN FUND

COMMON RISK / RETURN INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES
Each Benchmark Fund seeks to provide investment results that either match or correlate to the performance of a specific benchmark.

PRINCIPAL RISKS
MARKET RISK - The Funds' value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

DERIVATIVES RISK - The Funds' use of equity derivatives such as futures, options and swap agreements to pursue their investment objectives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. These risks may cause the Funds to experience higher losses than a fund that does not use derivatives.

TRACKING ERROR RISK - The Advisor may not be able to cause a Fund's performance to match or exceed that of the Fund's benchmark, either on a daily or aggregate basis. Tracking error may cause a Fund's performance to be less than you expect.

NON-DIVERSIFICATION RISK - Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund.

ACTIVE TRADING RISK - A significant portion of the assets of the Funds come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Funds may negatively impact a Fund's ability to achieve its investment objective.

SWAP COUNTERPARTY CREDIT RISK - A Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to a Fund, this default will cause the value of your investment in the Fund to decrease.

                                                                    PROSPECTUS 3


NOVA FUND
--------------------------------------------------------------------------------

FUND OBJECTIVE
The Nova Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500(R) Index (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 150% of the value of any increase in the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 150% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 7.5% on that day).

PORTFOLIO INVESTMENT STRATEGY
The Fund pursues its investment objective through what is sometimes referred to as a "master-feeder arrangement." The Fund invests all of its assets in the Nova Master Fund, a separate series of the Trust with an identical investment objective.

Unlike a traditional index fund, as its primary investment strategy, the Nova Master Fund invests to a significant extent in leveraged instruments, such as futures contracts and options on securities, futures contracts, and stock indices, as well as equity securities and may enter into swap agreements. Futures and options contracts enable the Nova Master Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, to collateralize these futures and options contracts, the Nova Master Fund holds U.S. Government securities or cash equivalents.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Nova Master Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of a Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in a Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

4

PERFORMANCE
The bar chart and table show the performance of the Investor Class Shares of the Nova Fund (which are not offered in this Prospectus) both year by year and as an average over different periods of time. Since the Investor Class Shares are invested in the same portfolio of securities, returns for the A-Class Shares of the Fund will be substantially similar to that of the Investor Class Shares shown here, and will differ only to the extent that each class has different expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1994   -4.77
1995   50.42
1996   27.29
1997   42.33
1998   35.13
1999   24.00
2000  -19.57
2001  -22.22
2002  -35.09

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2003 THROUGH JUNE 30, 2003 IS 15.20%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 31.69% (QUARTER ENDED DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -26.38% (QUARTER ENDED SEPTEMBER 30, 2002.)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2002) 1





                                               FUND RETURN
                                             AFTER TAXES ON
                               FUND RETURN    DISTRIBUTIONS
               FUND RETURN   AFTER TAXES ON    AND SALE OF
              BEFORE TAXES    DISTRIBUTIONS    FUND SHARES
             INVESTOR CLASS  INVESTOR CLASS  INVESTOR CLASS
                 SHARES          SHARES 2        SHARES 2   S&P 500 INDEX 3
--------------------------------------------------------------------------------
PAST ONE YEAR    -35.09%        -35.09%         -21.54%      -22.10%

PAST FIVE YEARS   -7.41%         -7.55%          -5.77%       -0.59%

SINCE INCEPTION    6.95%          6.43%           5.55%        9.37%
(07/12/93) 4

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS
  DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME
  AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS A CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON
  STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

4 INCEPTION DATE REFLECTS COMMENCEMENT OF FUND OPERATIONS. A-CLASS SHARES WERE
  NOT OFFERED PRIOR TO THE DATE OF THIS PROSPECTUS.

                                                                    PROSPECTUS 5


FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares of the Nova Fund.

     SHAREHOLDER FEES*
     MAXIMUM SALES CHARGES (LOAD) IMPOSED ON PURCHASES**
     (AS A PERCENTAGE OF INITIAL PURCHASE PRICE)...............    4.75%
     ANNUAL FUND OPERATING EXPENSES
     (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)+
     MANAGEMENT FEES ..........................................    0.75%
     DISTRIBUTION (12b-1) FEES ................................    0.25%
     OTHER EXPENSES*** ........................................    0.54%
     TOTAL ANNUAL FUND OPERATING EXPENSES .....................    1.54%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

** REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

*** OTHER EXPENSES ARE ESTIMATED.

+ THIS TABLE AND THE EXAMPLE INCLUDE BOTH THE FEES PAID BY THE FUND AND ITS SHARE OF THE FEES OF THE NOVA MASTER FUND.

EXAMPLE
This Example is intended to help you compare the cost of investing in A-Class Shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

     NOVA FUND                                        1 YEAR      3 YEARS
     ---------------------------------------------------------------------------
     A-CLASS                                           $629         $953

6

URSA FUND
--------------------------------------------------------------------------------

FUND OBJECTIVE
The Ursa Fund seeks to provide investment results that will inversely correlate to the performance of the S&P 500(R) Index (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PORTFOLIO INVESTMENT STRATEGY
The Fund pursues its investment objective through what is sometimes referred to as a "master-feeder arrangement." The Fund invests all of its assets in the Ursa Master Fund, a separate series of the Trust with an identical investment objective.

Unlike a traditional index fund, the Ursa Master Fund's benchmark is to perform exactly opposite the underlying index, and the Ursa Master Fund will not own the securities included in the underlying index. Instead, as its primary investment strategy, the Ursa Master Fund invests to a significant extent in short sales of securities or futures contracts and in options on securities, futures contracts, and stock indices and may enter into swap agreements. On a day-to-day basis, the Ursa Master Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Ursa Master Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of a Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in a Fund to decrease.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

                                                                    PROSPECTUS 7

PERFORMANCE
The bar chart and table show the performance of the Investor Class Shares of the Ursa Fund (which are not offered in this Prospectus) both year by year and as an average over different periods of time. Since the Investor Class Shares are invested in the same portfolio of securities, returns for the A-Class Shares of the Fund will be substantially similar to that of the Investor Class Shares shown here, and will differ only to the extent that each class has different expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995   -20.14
1996   -12.17
1997   -20.98
1998   -19.01
1999   -12.40
2000    17.45
2001    16.33
2002    22.23


THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2003 THROUGH JUNE 30, 2003 IS -11.96%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 17.66% (QUARTER ENDED SEPTEMBER 30, 2001) AND THE LOWEST RETURN FOR A QUARTER WAS -17.06% (QUARTER ENDED DECEMBER 31, 1998.)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2002) 1


                                               FUND RETURN
                                             AFTER TAXES ON
                               FUND RETURN    DISTRIBUTIONS
               FUND RETURN   AFTER TAXES ON    AND SALE OF
              BEFORE TAXES    DISTRIBUTIONS    FUND SHARES
             INVESTOR CLASS  INVESTOR CLASS  INVESTOR CLASS
                 SHARES          SHARES 2        SHARES 2    S&P 500 INDEX 3
--------------------------------------------------------------------------------
PAST ONE YEAR     22.23%         21.98%          13.65%       -22.10%

PAST FIVE YEARS    3.45%          3.24%           2.67%        -0.59%

SINCE INCEPTION   -4.19%         -4.45%          -3.34%         9.19%
(01/07/94) 4

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS A CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

4 INCEPTION DATE REFLECTS COMMENCEMENT OF FUND OPERATIONS. A-CLASS SHARES WERE NOT OFFERED PRIOR TO THE DATE OF THIS PROSPECTUS.

8

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares of the Ursa Fund.

     SHAREHOLDER FEES*
     MAXIMUM SALES CHARGES (LOAD) IMPOSED ON PURCHASES**
     (AS A PERCENTAGE OF INITIAL PURCHASE PRICE)...............    4.75%
     ANNUAL FUND OPERATING EXPENSES
     (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)+
     MANAGEMENT FEES ..........................................    0.90%
     DISTRIBUTION (12b-1) FEES ................................    0.25%
     OTHER EXPENSES*** ........................................    0.54%
     TOTAL ANNUAL FUND OPERATING EXPENSES .....................    1.69%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

** REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

*** OTHER EXPENSES ARE ESTIMATED.

+ THIS TABLE AND THE EXAMPLE INCLUDE BOTH THE FEES PAID BY THE FUND AND ITS SHARE OF THE FEES OF THE URSA MASTER FUND.

EXAMPLE
This Example is intended to help you compare the cost of investing in A-Class Shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

     URSA FUND                                        1 YEAR      3 YEARS
     ---------------------------------------------------------------------------
     A-CLASS                                           $644         $999

                                                                    PROSPECTUS 9



OTC FUND
--------------------------------------------------------------------------------

FUND OBJECTIVE
The OTC Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the Nasdaq 100 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in value of the underlying index.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included in the underlying index. It also may invest in other instruments whose performance is expected to correspond to that of the underlying index, and may engage in futures and options transactions and enter into swap agreements. The Fund may also purchase U.S. Government securities.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the OTC Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of a Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in a Fund to decrease.

CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

10

PERFORMANCE
The bar chart and table show the performance of the Investor Class Shares of the OTC Fund (which are not offered in this Prospectus) both year by year and as an average over different periods of time. Since the Investor Class Shares are invested in the same portfolio of securities, returns for the A-Class Shares of the Fund will be substantially similar to that of the Investor Class Shares shown here, and will differ only to the extent that each class has different expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995    44.24
1996    43.46
1997    21.85
1998    86.48
1999   100.64
2000   -37.92
2001   -34.65
2002   -38.55

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2003 THROUGH JUNE 30, 2003 IS 21.35%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 53.00% (QUARTER ENDED DECEMBER 31, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -36.77% (QUARTER ENDED SEPTEMBER 30, 2001.)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2002) 1



                                               FUND RETURN
                                             AFTER TAXES ON
                               FUND RETURN    DISTRIBUTIONS
               FUND RETURN   AFTER TAXES ON    AND SALE OF
              BEFORE TAXES    DISTRIBUTIONS    FUND SHARES
             INVESTOR CLASS  INVESTOR CLASS  INVESTOR CLASS   NASDAQ 100
                 SHARES          SHARES 2        SHARES 2       INDEX 3
--------------------------------------------------------------------------------
PAST ONE YEAR    -38.55%        -38.55%         -23.67%       -37.58%

PAST FIVE YEARS   -1.39%         -1.57%          -1.10%        -0.13%

SINCE INCEPTION    9.76%          9.20%           7.99%        10.52%
(02/14/94) 4

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE NASDAQ 100 INDEX (R) IS A MODIFIED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 100 OF THE LARGEST NON-FINANCIAL COMPANIES LISTED ON THE NASDAQ STOCK MARKET ("NASDAQ"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

4 INCEPTION DATE REFLECTS COMMENCEMENT OF FUND OPERATIONS. A-CLASS SHARES WERE NOT OFFERED PRIOR TO THE DATE OF THIS PROSPECTUS.

                                                                   PROSPECTUS 11


FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares of the OTC Fund.

     SHAREHOLDER FEES*
     MAXIMUM SALES CHARGES (LOAD) IMPOSED ON PURCHASES**
     (AS A PERCENTAGE OF INITIAL PURCHASE PRICE).................  4.75%
     ANNUAL FUND OPERATING EXPENSES
     (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
     MANAGEMENT FEES ............................................  0.75%
     DISTRIBUTION (12b-1) FEES ..................................  0.25%
     OTHER EXPENSES*** ..........................................  0.54%
     TOTAL ANNUAL FUND OPERATING EXPENSES .......................  1.54%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

** REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

*** OTHER EXPENSES ARE ESTIMATED.

EXAMPLE
This Example is intended to help you compare the cost of investing in A-Class Shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

     OTC FUND                                         1 YEAR      3 YEARS
     ---------------------------------------------------------------------------
     A-CLASS                                           $629         $953

12

ARKTOS FUND
--------------------------------------------------------------------------------

FUND OBJECTIVE
The Arktos Fund seeks to provide investment results that will match the performance of a specific benchmark. The Fund's current benchmark is the inverse of the performance of the Nasdaq 100 Index(R) (the "underlying index"). The investment objective of the Arktos Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PORTFOLIO INVESTMENT STRATEGY
The Fund pursues its investment objective through what is sometimes referred to as a "master-feeder arrangement." The Fund invests all of its assets in the Arktos Master Fund, a separate series of the Trust with an identical investment objective.

Unlike a traditional index fund, the Arktos Master Fund's benchmark is to perform exactly opposite the underlying index, and the Arktos Master Fund will not own the securities included in the underlying index. Instead, as its primary investment strategy, the Arktos Master Fund engages to a significant extent in short sales of securities or futures contracts and in options on securities, futures contracts, and stock indices and may enter into swap agreements. On a day-to-day basis, the Arktos Master Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Arktos Master Fund also may enter into swap agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Arktos Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of a Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in a Fund to decrease.

CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

                                                                   PROSPECTUS 13

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

PERFORMANCE
The bar chart and table show the performance of the Investor Class Shares of the Arktos Fund (which are not offered in this Prospectus) both year by year and as an average over different periods of time. Since the Investor Class Shares are invested in the same portfolio of securities, returns for the A-Class Shares of the Fund will be substantially similar to that of the Investor Class Shares shown here, and will differ only to the extent that each class has different expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1999   -54.31
2000    23.53
2001    15.13
2002    35.46


THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2003 THROUGH JUNE 30, 2003 IS -21.24%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 51.31% (QUARTER ENDED SEPTEMBER 30, 2001) AND THE LOWEST RETURN FOR A QUARTER WAS -35.88% (QUARTER ENDED DECEMBER 31, 1999.)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2002) 1

                                               FUND RETURN
                                             AFTER TAXES ON
                               FUND RETURN    DISTRIBUTIONS
               FUND RETURN   AFTER TAXES ON    AND SALE OF
              BEFORE TAXES    DISTRIBUTIONS    FUND SHARES
             INVESTOR CLASS  INVESTOR CLASS  INVESTOR CLASS   NASDAQ 100
                 SHARES          SHARES 2        SHARES 2       INDEX 3
--------------------------------------------------------------------------------
PAST ONE YEAR     35.46%         34.00%          21.76%       -37.58%

SINCE INCEPTION  -12.55%        -12.89%          -9.71%        -4.64%
(09/03/98) 4

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE NASDAQ 100 INDEX(R) IS A MODIFIED CAPITALIZATION WEIGHTED INDEX COMPOSED OF 100 OF THE LARGEST NON-FINANCIAL COMPANIES LISTED ON THE NASDAQ STOCK MARKET ("NASDAQ"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

4 INCEPTION DATE REFLECTS COMMENCEMENT OF FUND OPERATIONS. A-CLASS SHARES WERE NOT OFFERED PRIOR TO THE DATE OF THIS PROSPECTUS.

14

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares of the Arktos Fund.

     SHAREHOLDER FEES*
     MAXIMUM SALES CHARGES (LOAD) IMPOSED ON PURCHASES**
     (AS A PERCENTAGE OF INITIAL PURCHASE PRICE).................  4.75%
     ANNUAL FUND OPERATING EXPENSES
     (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)+
     MANAGEMENT FEES ............................................  0.90%
     DISTRIBUTION (12b-1) FEES ..................................  0.25%
     OTHER EXPENSES*** ..........................................  0.54%
     TOTAL ANNUAL FUND OPERATING EXPENSES .......................  1.69%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

** REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

*** OTHER EXPENSES ARE ESTIMATED.

+ THIS TABLE AND THE EXAMPLE INCLUDE BOTH THE FEES PAID BY THE FUND AND ITS SHARE OF THE FEES OF THE ARKTOS MASTER FUND.

EXAMPLE
This Example is intended to help you compare the cost of investing in A-Class Shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

     ARKTOS FUND                                      1 YEAR      3 YEARS
     ---------------------------------------------------------------------------
     A-CLASS                                           $644         $999

                                                                   PROSPECTUS 15


MEDIUS FUND
--------------------------------------------------------------------------------

FUND OBJECTIVE
The Medius Fund seeks to provide investment results that correlate to the performance of a specific benchmark for mid-cap securities. The Fund's current benchmark is the S&P MidCap 400(R) Index. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included on the S&P MidCap 400(R) Index and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Swap agreements and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment advisor will attempt to consistently apply leverage to increase the Fund's exposure to 150% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Medius Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of a Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in a Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark.

MEDIUM ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

TRACKING ERROR RISK - The Advisor may be more significant for the Fund compared to other Benchmark Funds, due to the Fund's consistent application of leverage to increase exposure to its benchmark.

16

PERFORMANCE
The bar chart and table show the performance of the H-Class Shares of the Medius Fund (which are not offered in this Prospectus) for one year and as an average over different periods of time. Since the H-Class Shares are invested in the same portfolio of securities, returns for the A-Class Shares of the Fund will be substantially similar to that of the H-Class Shares shown here, and will differ only to the extent that each class has different expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2002   -27.4


THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2003 THROUGH JUNE 30, 2003 IS 16.45%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 7.46% (QUARTER ENDED MARCH 31, 2002) AND THE LOWEST RETURN FOR A QUARTER WAS -25.72% (QUARTER ENDED SEPTEMBER 30, 2002.)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2002) 1

                                               FUND RETURN
                                             AFTER TAXES ON
                               FUND RETURN    DISTRIBUTIONS
               FUND RETURN   AFTER TAXES ON    AND SALE OF
              BEFORE TAXES    DISTRIBUTIONS    FUND SHARES
                 H-CLASS         H-CLASS         H-CLASS      S&P MIDCAP
                 SHARES          SHARES 2       SHARES 2      400 INDEX 3
--------------------------------------------------------------------------------
PAST ONE YEAR    -27.40%        -27.57%         -16.82%       -14.51%

SINCE INCEPTION  -22.46%        -22.49%         -17.85%        -9.82%
(08/16/01) 4

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P MIDCAP 400(R) INDEX IS A MODIFIED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 400 MID CAP STOCKS CHOSEN BY S&P FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION.

4 INCEPTION DATE REFLECTS COMMENCEMENT OF FUND OPERATIONS. A-CLASS SHARES WERE NOT OFFERED PRIOR TO THE DATE OF THIS PROSPECTUS.

                                                                   PROSPECTUS 17

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares of the Medius Fund.

     SHAREHOLDER FEES*
     MAXIMUM SALES CHARGES (LOAD) IMPOSED ON PURCHASES**
     (AS A PERCENTAGE OF INITIAL PURCHASE PRICE)................   4.75%
     ANNUAL FUND OPERATING EXPENSES
     (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
     MANAGEMENT FEES ...........................................   0.90%
     DISTRIBUTION (12b-1) FEES .................................   0.25%
     OTHER EXPENSES*** .........................................   0.54%
     TOTAL ANNUAL FUND OPERATING EXPENSES ......................   1.69%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

** REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

*** OTHER EXPENSES ARE ESTIMATED.

EXAMPLE
This Example is intended to help you compare the cost of investing in A-Class Shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

     MEDIUS FUND                                      1 YEAR      3 YEARS
     ---------------------------------------------------------------------------
     A-CLASS                                           $644         $999

18

INVERSE MID-CAP FUND
--------------------------------------------------------------------------------

FUND OBJECTIVE
The Inverse Mid-Cap Fund seeks to provide investment results that will match the performance of a specific benchmark. The Fund's current benchmark is the inverse of the performance of the S&P MidCap 400 Index (the "underlying index"). The Fund's investment objective and benchmark are non-fundamental and may be changed without shareholder approval.

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PORTFOLIO INVESTMENT STRATEGY
Unlike a traditional index fund, the Fund's objective is to perform exactly the opposite of the underlying index. Under normal circumstances, the Fund will invest at least 80% of its assets in financial instruments with economic characteristics that should perform opposite to those of the underlying index. For example, the Fund engages in short sales of securities included in the underlying index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the underlying index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its short sales and derivative positions.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Inverse Mid-Cap Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of a Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in a Fund to decrease.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

PERFORMANCE
The Inverse Mid-Cap Fund is new and therefore does not have a performance history for a full calendar year.

                                                                   PROSPECTUS 19


FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares of the Inverse Mid-Cap Fund.

     SHAREHOLDER FEES*
     MAXIMUM SALES CHARGES (LOAD) IMPOSED ON PURCHASES**
     (AS A PERCENTAGE OF INITIAL PURCHASE PRICE) ...............   4.75%
     ANNUAL FUND OPERATING EXPENSES
     (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
     MANAGEMENT FEES ...........................................   0.90%
     DISTRIBUTION (12b-1) FEES .................................   0.25%
     OTHER EXPENSES*** .........................................   0.54%
     TOTAL ANNUAL FUND OPERATING EXPENSES ......................   1.69%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

** REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

*** OTHER EXPENSES ARE ESTIMATED.

EXAMPLE
This Example is intended to help you compare the cost of investing in A-Class Shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

     INVERSE MID-CAP FUND                             1 YEAR      3 YEARS
     ---------------------------------------------------------------------------
     A-CLASS                                           $644         $999

20

MEKROS FUND
--------------------------------------------------------------------------------

FUND OBJECTIVE
The Mekros Fund seeks to provide investment results that correlate to the performance of a specific benchmark for small-cap securities. The Fund's current benchmark is the Russell 2000 Index(R). The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included on the Russell 2000 Index(R) and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Swap agreements and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment advisor will attempt to consistently apply leverage to increase the Fund's exposure to 150% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Mekros Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of a Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in a Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark.

SMALL ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

TRACKING ERROR RISK - The Advisor may be more significant for the Fund compared to other Benchmark Funds, due to the Fund's consistent application of leverage to increase exposure to its benchmark.

                                                                   PROSPECTUS 21


PERFORMANCE
The bar chart and table show the performance of the H-Class Shares of the Mekros Fund (which are not offered in this Prospectus) both year by year and as an average over different periods of time. Since the H-Class Shares are invested in the same portfolio of securities, returns for the A-Class Shares of the Fund will be substantially similar to that of the H-Class Shares shown here, and will differ only to the extent that each class has different expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.



                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001   -7.25
2002  -33.70

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS 23.29%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 31.99% (QUARTER ENDED DECEMBER 31, 2001) AND THE LOWEST RETURN FOR A QUARTER WAS -32.32% (QUARTER ENDED SEPTEMBER 30, 2002.)


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2002) 1

                                               FUND RETURN
                                             AFTER TAXES ON
                               FUND RETURN    DISTRIBUTIONS
               FUND RETURN   AFTER TAXES ON    AND SALE OF
              BEFORE TAXES    DISTRIBUTIONS    FUND SHARES
                 H-CLASS         H-CLASS         H-CLASS     RUSSELL 2000
                 SHARES          SHARES 2        SHARES 2       INDEX 3
--------------------------------------------------------------------------------
PAST ONE YEAR    -33.70%        -33.73%         -20.66%       -20.48%

SINCE INCEPTION  -26.66%        -22.68%         -17.54%        -9.90%
(11/01/00) 4

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE RUSSELL 2000 INDEX(R) IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF SMALLER CAPITALIZATION COMPANIES PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

4 INCEPTION DATE REFLECTS COMMENCEMENT OF FUND OPERATIONS. A-CLASS SHARES WERE NOT OFFERED PRIOR TO THE DATE OF THIS PROSPECTUS.

22

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares of the Mekros Fund.

     SHAREHOLDER FEES*
     MAXIMUM SALES CHARGES (LOAD) IMPOSED ON PURCHASES**
     (AS A PERCENTAGE OF INITIAL PURCHASE PRICE) ...............   4.75%
     ANNUAL FUND OPERATING EXPENSES
     (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
     MANAGEMENT FEES ...........................................   0.90%
     DISTRIBUTION (12b-1) FEES .................................   0.25%
     OTHER EXPENSES*** .........................................   0.54%
     TOTAL ANNUAL FUND OPERATING EXPENSES ......................   1.69%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

** REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

*** OTHER EXPENSES ARE ESTIMATED.

EXAMPLE
This Example is intended to help you compare the cost of investing in A-Class Shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

     MEKROS FUND                                      1 YEAR      3 YEARS
     ---------------------------------------------------------------------------
     A-CLASS                                           $644         $999

                                                                   PROSPECTUS 23


INVERSE SMALL-CAP FUND
--------------------------------------------------------------------------------

FUND OBJECTIVE
The Inverse Small-Cap Fund seeks to provide investment results that will match the performance of a specific benchmark. The Fund's current benchmark is the inverse of the performance of the Russell 2000 Index(R) (the "underlying index"). The Fund's investment objective and benchmark are non-fundamental and may be changed without shareholder approval.

If the fund meets its objectives, the value of the Fund's shares tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the funds shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PORTFOLIO INVESTMENT STRATEGY
Unlike a traditional index fund, the Fund's objective is to perform exactly the opposite of the underlying index. Under normal circumstances, the Fund will invest at least 80% of its assets in financial instruments with economic characteristics that should perform opposite to those of the underlying index. For example, the Fund engages in short sales of securities included in the underlying index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the underlying index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its short sales and derivative positions.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Inverse Small-Cap Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of a Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in a Fund to decrease.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

24

PERFORMANCE
The Inverse Small-Cap Fund is new and therefore does not have a performance history for a full calendar year.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares of the Inverse Small-Cap Fund.

     SHAREHOLDER FEES*
     MAXIMUM SALES CHARGES (LOAD) IMPOSED ON PURCHASES**
     (AS A PERCENTAGE OF INITIAL PURCHASE PRICE) ..............    4.75%
     ANNUAL FUND OPERATING EXPENSES
     (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
     MANAGEMENT FEES ..........................................    0.90%
     DISTRIBUTION (12b-1) FEES ................................    0.25%
     OTHER EXPENSES*** ........................................    0.54%
     TOTAL ANNUAL FUND OPERATING EXPENSES......................    1.69%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

** REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

*** OTHER EXPENSES ARE ESTIMATED.

EXAMPLE
This Example is intended to help you compare the cost of investing in A-Class Shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

     INVERSE SMALL-CAP FUND                           1 YEAR      3 YEARS
     ---------------------------------------------------------------------------
     A-CLASS                                           $644         $999

                                                                   PROSPECTUS 25


U.S. GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

FUND OBJECTIVE
The U.S. Government Bond Fund seeks to provide investment results that correspond to a benchmark for U.S. Government securities. The Fund's current benchmark is 120% of the price movement of the Long Treasury Bond.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by 120% of any price increase by the Long Treasury Bond. In contrast, when the price of the Long Treasury Bond declines, the value of the Fund's shares should decline on a daily basis by 120% of any price decline of the Long Treasury Bond (e.g., if the Long Treasury Bond goes down by 5%, the value of the Fund's shares should go down by 6% on that day).

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in U.S. Government securities and in leveraged derivative instruments, such as certain futures and options contracts and swap agreements. Some of the Fund's U.S. Government securities, or cash equivalents, will be used to collateralize its futures and options. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark. In addition, the Fund may enter into transactions involving zero coupon U.S. Treasury bonds.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the U.S. Government Bond Fund is subject to a number of other risks that will affect the value of its shares, including:

FIXED INCOME RISK - The Fund's fixed income investments will change in value in response to interest rate changes and other factors. In addition, the value of securities with longer maturities will fluctuate more in response to interest rate changes.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

26

PERFORMANCE
The bar chart and table show the performance of the Investor Class Shares of the U.S. Government Bond Fund (which are not offered in this Prospectus) both year by year and as an average over different periods of time. Since the Investor Class Shares are invested in the same portfolio of securities, returns for the A-Class Shares of the Fund will be substantially similar to that of the Investor Class Shares shown here, and will differ only to the extent that each class has different expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.



                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1994   -17.96
1995    36.14
1996    -7.09
1997    16.36
1998    15.83
1999   -19.08
2000    21.29
2001     0.79
2002    19.02


THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2003 THROUGH JUNE 30, 2003 IS 6.84%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 17.42% (QUARTER ENDED SEPTEMBER 30, 2002) AND THE LOWEST RETURN FOR A QUARTER WAS -10.53% (QUARTER ENDED MARCH 31, 1996.)


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2002) 1

                                               FUND RETURN
                                             AFTER TAXES ON
                               FUND RETURN    DISTRIBUTIONS
               FUND RETURN   AFTER TAXES ON    AND SALE OF      LEHMAN
              BEFORE TAXES    DISTRIBUTIONS    FUND SHARES     LONG TERM
             INVESTOR CLASS  INVESTOR CLASS  INVESTOR CLASS    TREASURY
                 SHARES          SHARES 2        SHARES 2     BOND INDEX 3
--------------------------------------------------------------------------------
PAST ONE YEAR     19.02%         17.15%          11.56%        10.63%

PAST FIVE YEARS    6.43%          4.62%           4.22%         1.78%

SINCE INCEPTION    5.74%          3.87%           3.63%         0.91%
(01/03/94) 4

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE LEHMAN LONG TREASURY BOND INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF U.S. GOVERNMENT BOND PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

4 INCEPTION DATE REFLECTS COMMENCEMENT OF FUND OPERATIONS. A-CLASS SHARES WERE NOT OFFERED PRIOR TO THE DATE OF THIS PROSPECTUS.

                                                                   PROSPECTUS 27


FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares of the U.S. Government Bond Fund.

     SHAREHOLDER FEES*
     MAXIMUM SALES CHARGES (LOAD) IMPOSED ON PURCHASES**
     (AS A PERCENTAGE OF INITIAL PURCHASE PRICE) ...............   4.75%
     ANNUAL FUND OPERATING EXPENSES
     (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
     MANAGEMENT FEES ...........................................   0.50%
     DISTRIBUTION (12b-1) FEES .................................   0.25%
     OTHER EXPENSES*** .........................................   0.54%
     TOTAL ANNUAL FUND OPERATING EXPENSES ......................   1.29%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

** REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

*** OTHER EXPENSES ARE ESTIMATED.

EXAMPLE
This Example is intended to help you compare the cost of investing in A-Class Shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

     U.S. GOVERNMENT BOND FUND                        1 YEAR      3 YEARS
     ---------------------------------------------------------------------------
     A-CLASS                                           $604         $876

28

JUNO FUND
--------------------------------------------------------------------------------

FUND OBJECTIVE
The Juno Fund seeks to provide total returns that will inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument. The Fund's current benchmark is the inverse of the daily price movement of the Long Treasury Bond.

If the Fund meets its objective, the value of the Fund's shares will increase on a daily basis when the price of the Long Treasury Bond decreases. When the price of the Long Treasury Bond increases, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the price of the Long Treasury Bond increases by 2%, the value of the Fund's shares should go down by 2% on that day).

PORTFOLIO INVESTMENT STRATEGY
The Fund pursues its investment objective through what is sometimes referred to as a "master-feeder arrangement." The Fund invests all of its assets in the Juno Master Fund, a separate series of the Trust with an identical investment objective.

Unlike a traditional index fund, the Juno Master Fund's benchmark is to perform exactly opposite its benchmark, the Long Treasury Bond. As its primary investment strategy, the Juno Master Fund enters into short sales and engages in futures and options transactions and may enter into swap agreements. On a day-to-day basis, the Juno Master Fund holds U.S. Government securities or cash equivalents to collateralize these obligations.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Juno Master Fund is subject to a number of other risks that will affect the value of its shares, including:

FIXED INCOME RISK - The Fund's fixed income investments will change in value in response to interest rate changes and other factors. In addition, the value of securities with longer maturities will fluctuate more in response to interest rate changes.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

                                                                   PROSPECTUS 29



PERFORMANCE
The bar chart and table show the performance of the Investor Class Shares of the Juno Fund (which are not offered in this Prospectus) both year by year and as an average over different periods of time. Since the Investor Class Shares are invested in the same portfolio of securities, returns for the A-Class Shares of the Fund will be substantially similar to that of the Investor Class Shares shown here, and will differ only to the extent that each class has different expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.



                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1996    8.00
1997   -5.56
1998   -4.58
1999   20.36
2000  -13.74
2001    1.42
2002  -16.73

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2003 THROUGH JUNE 30, 2003 IS -5.98%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 8.77% (QUARTER ENDED MARCH 31, 1996) AND THE LOWEST RETURN FOR A QUARTER WAS -13.08% (QUARTER ENDED SEPTEMBER 30, 2002.)


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2002) 1


                                               FUND RETURN
                                             AFTER TAXES ON
                               FUND RETURN    DISTRIBUTIONS
               FUND RETURN   AFTER TAXES ON    AND SALE OF      LEHMAN
              BEFORE TAXES    DISTRIBUTIONS    FUND SHARES     LONG TERM
             INVESTOR CLASS  INVESTOR CLASS  INVESTOR CLASS    TREASURY
                 SHARES          SHARES 2        SHARES 2     BOND INDEX 3
--------------------------------------------------------------------------------
PAST ONE YEAR    -16.73%        -16.75%         -10.27%        10.63%

PAST FIVE YEARS   -3.51%         -3.56%          -2.79%         1.78%

SINCE INCEPTION   -3.95%         -4.05%          -3.11%         3.14%
(03/03/95) 4

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE LEHMAN LONG TREASURY BOND INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF U.S. GOVERNMENT BOND PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

4 INCEPTION DATE REFLECTS COMMENCEMENT OF FUND OPERATIONS. A-CLASS SHARES WERE NOT OFFERED PRIOR TO THE DATE OF THIS PROSPECTUS.

30

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares of the Juno Fund.

     SHAREHOLDER FEES*
     MAXIMUM SALES CHARGES (LOAD) IMPOSED ON PURCHASES**
     (AS A PERCENTAGE OF INITIAL PURCHASE PRICE) ...............   4.75%
     ANNUAL FUND OPERATING EXPENSES
     (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)+
     MANAGEMENT FEES ...........................................   0.90%
     DISTRIBUTION (12b-1) FEES .................................   0.25%
     OTHER EXPENSES*** .........................................   0.54%
     TOTAL ANNUAL FUND OPERATING EXPENSES ......................   1.69%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

** REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

*** OTHER EXPENSES ARE ESTIMATED.

+ THIS TABLE AND THE EXAMPLE INCLUDE BOTH THE FEES PAID BY THE FUND AND ITS SHARE OF THE FEES OF THE JUNO MASTER FUND.

EXAMPLE
This Example is intended to help you compare the cost of investing in A-Class Shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

     JUNO FUND                                        1 YEAR      3 YEARS
     ---------------------------------------------------------------------------
     A-CLASS                                           $644         $999

                                                                   PROSPECTUS 31


LARGE-CAP EUROPE FUND
--------------------------------------------------------------------------------

FUND OBJECTIVE
The Large-Cap Europe Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is the Dow Jones STOXX 50 IndexSM. The investment objective is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included in the Dow Jones STOXX 50 IndexSM and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment advisor will attempt to consistently apply leverage to increase the Fund's exposure to 125% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Large-Cap Europe Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of a Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in a Fund to decrease.

FOREIGN SECURITIES RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could adversely affect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.

FOREIGN CURRENCY RISK - The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund security even when there is no change in the value of the security in the issuer's home country. Under normal circumstances, the Fund does not plan to hedge against the risk of currency exchange rate fluctuations.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark.

32
--------------------------------------------------------------------------------
The price of the Fund is calculated at the close of the U.S. Markets using fair value prices; due to the difference in times between the close of the European markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. The Fund, on a daily basis, is priced with consideration to the performance of securities on their primary exchanges, foreign currency appreciation/ depreciation, and market movement in the U.S. as related to the securities.
--------------------------------------------------------------------------------

PERFORMANCE
The bar chart and table show the performance of the H-Class Shares of the Large-Cap Europe Fund (which are not offered in this Prospectus) both year by year and as an average over different periods of time. Since the H-Class Shares are invested in the same portfolio of securities, returns for the A-Class Shares of the Fund will be substantially similar to that of the H-Class Shares shown here, and will differ only to the extent that each class has different expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001   -29.67
2002   -28.94

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2003 THROUGH JUNE 30, 2003 IS 11.36%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 12.48% (QUARTER ENDED DECEMBER 31, 2002) AND THE LOWEST RETURN FOR A QUARTER WAS -29.14% (QUARTER ENDED SEPTEMBER 30, 2002.)


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2002) 1

                                             FUND RETURN
                                           AFTER TAXES ON
                              FUND RETURN   DISTRIBUTIONS
               FUND RETURN  AFTER TAXES ON   AND SALE OF       DOW
              BEFORE TAXES   DISTRIBUTIONS   FUND SHARES      JONES
                 H-CLASS        H-CLASS        H-CLASS      STOXX 50
                 SHARES         SHARES 2       SHARES 2      INDEX 3
--------------------------------------------------------------------------------
PAST ONE YEAR    -28.94%       -28.94%        -17.77%      -23.47%
SINCE INCEPTION  -25.97%       -25.97%        -19.62%      -19.70%
(05/08/00) 4

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE DOW JONES STOXX 50 INDEXSM IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF EUROPEAN STOCK MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES. STOXX AND DOW JONES CLAIM COPYRIGHT AND OTHER PROPRIETARY INTEREST IN DOW JONES STOXX 50 INDEX. THE DOW JONES STOXX 50 INDEXSM AND THE RELATED TRADEMARKS HAVE BEEN LICENSED FOR CERTAIN PURPOSES BY RYDEX SERIES FUNDS.

4 INCEPTION DATE REFLECTS COMMENCEMENT OF FUND OPERATIONS. A-CLASS SHARES WERE NOT OFFERED PRIOR TO THE DATE OF THIS PROSPECTUS.

                                                                   PROSPECTUS 33

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares of the Large-Cap Europe Fund.

     SHAREHOLDER FEES*
     MAXIMUM SALES CHARGES (LOAD) IMPOSED ON PURCHASES**
     (AS A PERCENTAGE OF INITIAL PURCHASE PRICE) ..............    4.75%
     ANNUAL FUND OPERATING EXPENSES
     (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
     MANAGEMENT FEES ..........................................    0.90%
     DISTRIBUTION (12b-1) FEES ................................    0.25%
     OTHER EXPENSES*** ........................................    0.54%
     TOTAL ANNUAL FUND OPERATING EXPENSES .....................    1.69%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

** REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

*** OTHER EXPENSES ARE ESTIMATED.

EXAMPLE
This Example is intended to help you compare the cost of investing in A-Class Shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

     LARGE-CAP EUROPE FUND                            1 YEAR      3 YEARS
     ---------------------------------------------------------------------------
     A-CLASS                                           $644         $999

34

LARGE-CAP JAPAN FUND
--------------------------------------------------------------------------------

FUND OBJECTIVE
The Large-Cap Japan Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is the Topix 100 Index. The investment objective is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included on the Topix 100 Index and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment advisor will attempt to consistently apply leverage to increase the Fund's exposure to 125% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Large-Cap Japan Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of a Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in a Fund to decrease.

FOREIGN CURRENCY RISK - The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund security even when there is no change in the value of the security in the issuer's home country. Under normal circumstances, the Fund does not plan to hedge against the risk of currency exchange rate fluctuations.

FOREIGN SECURITIES RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could adversely affect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.

GEOGRAPHIC CONCENTRATION IN JAPAN - Targeting Japan could hurt the Fund's performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese economic growth has weakened after the sharp collapse of the stock market in the

                                                                   PROSPECTUS 35


1990's and the current economic condition remains uncertain. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or wrong. The Fund may be more volatile than a more geographically diversified equity fund.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark.

--------------------------------------------------------------------------------
The price of the Fund is calculated at the close of the U.S. Markets using fair value prices; due to the difference in times between the close of the Japanese markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. The Fund, on a daily basis, is priced with consideration to the performance of securities on their primary exchanges, foreign currency appreciation/ depreciation, and market movement in the U.S. as related to the securities.
--------------------------------------------------------------------------------

PERFORMANCE
The bar chart and table show the performance of the H-Class Shares of the Large-Cap Japan Fund (which are not offered in this Prospectus) both year by year and as an average over different periods of time. Since the H-Class Shares are invested in the same portfolio of securities, returns for the A-Class Shares of the Fund will be substantially similar to that of the H-Class Shares shown here, and will differ only to the extent that each class has different expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001   -41.52
2002   -16.18

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2003 THROUGH JUNE 30, 2003 IS 1.06%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 5.82% (QUARTER ENDED MARCH 31, 2002) AND THE LOWEST RETURN FOR A QUARTER WAS -23.96% (QUARTER ENDED SEPTEMBER 30, 2001.)

36

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2002) 1


                                             FUND RETURN
                                           AFTER TAXES ON
                              FUND RETURN   DISTRIBUTIONS
               FUND RETURN  AFTER TAXES ON   AND SALE OF
              BEFORE TAXES   DISTRIBUTIONS   FUND SHARES
                 H-CLASS        H-CLASS        H-CLASS      TOPIX 100
                 SHARES         SHARES 2       SHARES 2      INDEX 3
--------------------------------------------------------------------------------
PAST ONE YEAR    -16.18%       -16.18%         -9.94%      -12.40%

SINCE INCEPTION  -37.49%       -37.49%        -27.26%      -29.63%
(05/08/00) 4

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE TOPIX100 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF JAPANESE STOCK MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

4 INCEPTION DATE REFLECTS COMMENCEMENT OF FUND OPERATIONS. A-CLASS SHARES WERE NOT OFFERED PRIOR TO THE DATE OF THIS PROSPECTUS.

                                                                   PROSPECTUS 37


FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares of the Large-Cap Japan Fund.

     SHAREHOLDER FEES*
     MAXIMUM SALES CHARGES (LOAD) IMPOSED ON PURCHASES**
     (AS A PERCENTAGE OF INITIAL PURCHASE PRICE) ..............    4.75%
     ANNUAL FUND OPERATING EXPENSES
     (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
     MANAGEMENT FEES ..........................................    0.90%
     DISTRIBUTION (12b-1) FEES ................................    0.25%
     OTHER EXPENSES*** ........................................    0.54%
     TOTAL ANNUAL FUND OPERATING EXPENSES .....................    1.69%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

** REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

*** OTHER EXPENSES ARE ESTIMATED.

EXAMPLE
This Example is intended to help you compare the cost of investing in A-Class Shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

     LARGE-CAP JAPAN FUND                             1 YEAR      3 YEARS
     ---------------------------------------------------------------------------
     A-CLASS                                           $644         $999

38

U.S. GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

FUND OBJECTIVE
The U.S. Government Money Market Fund (the "Money Market Fund") seeks to provide security of principal, high current income, and liquidity.

PORTFOLIO INVESTMENT STRATEGY
The Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. Government securities. The Fund may also invest in Eurodollar time deposits. The Fund operates under Securities and Exchange Commission ("SEC") rules, which impose certain liquidity, maturity, and diversification requirements. All securities purchased by the Fund must have remaining maturities of 397 days or less, and must be found by the Advisor to represent minimal credit risk and be of eligible quality.

RISK CONSIDERATIONS
The U.S. Government Money Market Fund is subject to a number of risks that will affect the value of its shares, including:

INTEREST RATE RISK - Interest Rate Risk involves the potential for decline in the rate of dividends the Fund pays in the event of declining interest rates.

STABLE PRICE PER SHARE RISK - The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money. The Fund is not a bank deposit and is not federally insured or guaranteed by any government agency or guaranteed to achieve its objective.

                                                                   PROSPECTUS 39

PERFORMANCE
The bar chart and table show the performance of the Investor Class Shares of the U.S. Government Money Market Fund (which are not offered in this Prospectus) both year by year and as an average over different periods of time. Since the Investor Class Shares are invested in the same portfolio of securities, returns for the A-Class Shares of the Fund will be substantially similar to that of the Investor Class Shares shown here, and will differ only to the extent that each class has different expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1994   3.23
1995   4.93
1996   4.49
1997   4.59
1998   4.72
1999   4.25
2000   5.42
2001   3.33
2002   0.86


THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2003 THROUGH JUNE 30, 2003 IS 0.16%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 1.51% (QUARTER ENDED SEPTEMBER 30, 1995) AND THE LOWEST RETURN FOR A QUARTER WAS ..16% (QUARTER ENDED DECEMBER 31, 2002.)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2002) 1


                                             FUND RETURN
                                            BEFORE TAXES     90 DAY
                                           INVESTOR CLASS   TREASURY
                                               SHARES      COMPOSITE 2
--------------------------------------------------------------------------------
PAST 1 YEAR                                     0.86%        1.78%

PAST 5 YEARS                                    3.69%        4.52%

SINCE INCEPTION                                 3.91%        4.87%
(12/03/93) 3

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 THE 90 DAY TREASURY COMPOSITE INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL MONEY MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

3 INCEPTION DATE REFLECTS COMMENCEMENT OF FUND OPERATIONS. A-CLASS SHARES WERE NOT OFFERED PRIOR TO THE DATE OF THIS PROSPECTUS.

YIELD
Call 800.820.0888 for the Fund's current yield.

40

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares of the U.S. Government Money Market Fund.

     SHAREHOLDER FEES*
     MAXIMUM SALES CHARGES (LOAD) IMPOSED ON PURCHASES**
     (AS A PERCENTAGE OF INITIAL PURCHASE PRICE) ...............   NONE
     ANNUAL FUND OPERATING EXPENSES
     (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
     MANAGEMENT FEES ...........................................   0.50%
     DISTRIBUTION (12b-1) FEES .................................   0.25%
     OTHER EXPENSES *** ........................................   0.54%
     TOTAL ANNUAL FUND OPERATING EXPENSES ......................   1.29%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

** NO SALES CHARGE (LOAD) IS IMPOSED ON PURCHASES OF A-CLASS SHARES OF THE MONEY MARKET FUND. A SALES CHARGE OF UP TO 4.75% MAY APPLY TO EXCHANGES OF A-CLASS SHARES OF THE MONEY MARKET FUND FOR A-CLASS SHARES OF ANOTHER FUND. SEE "SALES CHARGES" AND "EXCHANGING FUND SHARES."

*** OTHER EXPENSES ARE ESTIMATED.

EXAMPLE
This Example is intended to help you compare the cost of investing in A-Class Shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

     U.S. GOVERNMENT MONEY MARKET FUND                1 YEAR      3 YEARS
     ---------------------------------------------------------------------------
     A-CLASS                                           $135         $421

                                                                   PROSPECTUS 41


MORE INFORMATION ABOUT FUND
--------------------------------------------------------------------------------
INVESTMENTS AND RISK

The Nova, Ursa, OTC, Arktos, U.S. Government Bond, and Juno Funds seek to provide investment results that match the performance of a specific benchmark on a daily basis. The Medius, Inverse-Mid-Cap, Mekros, Inverse Small-Cap, Large-Cap Europe, and Large-Cap Japan Funds seek to provide investment results that correlate to the performance of a specific benchmark over time.

The current benchmark used by each Fund is set forth below:

FUND                       BENCHMARK

NOVA FUND                  150% OF THE PERFORMANCE OF THE S&P 500(R) INDEX

URSA FUND                  INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P
                           500(R) INDEX

OTC FUND                   NASDAQ 100 INDEX(R)

ARKTOS FUND                INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE NASDAQ
                           100 INDEX(R)

MEDIUS FUND                S&P MIDCAP 400(R) INDEX

INVERSE MID-CAP            INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P
                           MIDCAP 400(R)INDEX

MEKROS FUND                RUSSELL 2000 INDEX(R)

INVERSE SMALL-CAP          INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE RUSSELL
                           2000 INDEX(R)

U.S. GOVERNMENT BOND FUND  120% OF THE PRICE MOVEMENT OF THE LONG TREASURY BOND

JUNO FUND                  INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE LONG
                           TREASURY BOND

LARGE-CAP EUROPE FUND      DOW JONES STOXX 50 INDEX(SM)

LARGE-CAP JAPAN FUND       TOPIX 100 INDEX

A BRIEF GUIDE TO THE BENCHMARKS
THE S&P 500(R) INDEX. The S&P 500(R) Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P") on a statistical basis.

THE NASDAQ 100 INDEX(R). The Nasdaq 100 Index(R) is a modified capitalization weighted index composed of 100 of the largest non-financial companies listed on The Nasdaq Stock Market, Inc. ("Nasdaq").

THE S&P MIDCAP 400(R) INDEX. The S&P MidCap 400(R) Index is a modified capitalization-weighted index composed of 400 mid cap stocks chosen by S&P for market size, liquidity, and industry group representation. As of December 31, 2003, the S&P MidCap 400 Index included companies with capitalizations between $336 million and $11.8 billion.

RUSSELL 2000 INDEX(R). The Russell 2000 Index(R)is composed of the 2,000 smallest companies in the Russell 3000 Index(R), representing approximately 11% of the Russell 3000 total market capitalization. The Russell 3000 Index(R)is

42

composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. As of December 31, 2003, the Russell 2000 Index(R)included companies with capitalizations between $7 million and $2.0 billion.

THE LONG TREASURY BOND. The Long Treasury Bond is the current U.S. Treasury bond with the longest maturity. Currently, the longest maturity of a U.S. Treasury Bond is 30 years.

DOW JONES STOXX 50 INDEX(SM). The Dow Jones Stoxx 50 IndexSM is a capitalization-weighted index composed of 50 European blue chip stocks. Index members are chosen by Stoxx Ltd. from 16 countries under criteria designed to identify highly liquid companies that are leaders in their sectors. As of December 31, 2003, the Dow Jones Stoxx 50 IndexSM included companies with capitalizations between $18 billion and $179.0 billion.

TOPIX 100 INDEX. The Topix 100 Index is an index designed to measure performance of the 100 most liquid stocks with the largest market capitalization that are members of the broader Topix Index. The Topix and Topix 100 Indices are published by the Tokyo Stock Exchange. As of December 31, 2003, the Topix 100 Index included companies with capitalizations between $5 billion and $122.0 billion.

--------------------------------------------------------------------------------
UNDERSTANDING COMPOUNDING & THE EFFECT OF LEVERAGE
It is important to understand the effects of compounding when investing in any mutual fund, especially funds which use leverage as part of their investment strategy. The following simple examples provide an illustration:

    Example A: Assume you invest $100 in Fund A, a typical index fund that seeks to match the performance of its underlying index. If the index increases 10% on day one, the value of the your shares in Fund A would be expected to increase $10 (10% of $100) to $110. The next day, if the index decreases 10%, the value of your shares in Fund A would be expected to decrease $11 (10% of $110) to $99.

    Example B: Assume you invested $100 in Fund B, a fund that seeks to return 200% of the performance of the same index. On day one, the value of your shares in Fund B would be expected to increase $20 (20% of $100) to $120. On day two, however, the value of your shares in the leveraged fund would be expected to decrease $24 (20% of $120) to $96.

Because of the effect of compounding, in each case the value of your investment declined even though the index went up 10% on day one and down 10% on day two. However, the effect of compounding was more pronounced when combined with leverage (Example B). In addition, because of the effect of compounding, the performance of a leveraged fund is more likely to match the performance of its underlying index on a daily basis than over an extended period of time.
--------------------------------------------------------------------------------

                                                                   PROSPECTUS 43


ADVISOR'S INVESTMENT METHODOLOGY
Rydex Investments (the "Advisor"), develops and implements structured investment strategies designed to achieve each Fund's objective.

The Advisor uses quantitative methods to construct portfolios that correlate highly with their respective benchmarks. Statistical techniques are then used to determine the optimal mix of assets for each Fund. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability.

BENCHMARK FUNDS. The Advisor's primary objective for the Benchmark Funds is to correlate with the performance of the index underlying each Fund's benchmark. Six of the Benchmark Funds, the Nova, Medius, Mekros, U.S. Government Bond, Large-Cap Europe, and Large-Cap Japan Funds, are invested to achieve returns that exceed the returns of the indices underlying their benchmarks. These leveraged returns are achieved not by borrowing, but by the use of futures and other instruments that simulate leveraged returns without requiring a commitment of cash in excess of the Fund's assets. For the Ursa, Arktos, Inverse Mid-Cap, Inverse Small-Cap and Juno Funds, the Advisor uses short selling techniques to produce returns that move inversely to the performance of their respective indices.

MASTER-FEEDER INVESTMENT STRUCTURE
As discussed in their respective "Fund Information" sections, the Nova, Ursa, Arktos, and Juno Funds pursue their respective investment objectives INDIRECTLY by investing through what is sometimes referred to as a "master-feeder arrangement." The predecessor Nova Fund contributed all of its assets and liabilities to the Nova Master Fund on July 31, 2001, and the predecessor Ursa, Arktos, and Juno Funds contributed all of their assets and liabilities to the Ursa Master, Arktos Master and Juno Master Funds on April 3, 2000 respectively, for an interest in their respective Master Funds. In addition, each of the other Funds reserves the right to pursue its investment objective through a master-feeder arrangement.

Under a master-feeder arrangement, a Fund's investment portfolio is composed solely of shares of a "master fund," which is a separate mutual fund that has an identical investment objective, e.g., the Ursa Fund would act as a "feeder fund," holding shares of its master fund as its only investment. As a result, the Fund has an indirect interest in all of the securities owned by the master fund. Because of this indirect interest, the Fund's investment returns should be the same as those of the master fund, adjusted for Fund expenses.

The Advisor manages the investment portfolios of each Fund and its corresponding master fund. Under the master-feeder arrangement, investment advisory fees and custody fees are charged at the master-fund level, and other administrative costs are charged at the feeder-fund level. This arrangement avoids a "layering" of fees, e.g., each Fund's Total Annual Operating Expenses would be no higher as a result of investing in a master-feeder arrangement than they would be if the Funds pursued their investment objectives directly. In addition, the Advisor may discontinue investing through the master-feeder

44

arrangement and manage the Fund directly if the Trust's Board of Trustees determines that doing so is in the best interests of shareholders.

OTHER INVESTMENT PRACTICES AND STRATEGIES
Please see the statement of additional information (the "SAI") for a more complete list of portfolio investment strategies, permitted investments and related risks.

RISKS OF INVESTING IN THE FUNDS
As indicated below, the Funds are subject to a number of risks that may affect the value of the Funds' shares.

EQUITY RISK (ALL FUNDS EXCEPT JUNO, U.S. GOVERNMENT BOND, AND U.S. GOVERNMENT MONEY MARKET FUNDS) - The Funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities and equity derivatives may fluctuate drastically from day to day. Because of their link to the equity markets, an investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

NON-DIVERSIFICATION RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - Since each Fund is non-diversified, each Fund may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

INDUSTRY CONCENTRATION RISK (OTC AND ARKTOS FUNDS) - None of the Benchmark Funds will invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent the index underlying a Fund's benchmark is concentrated in a particular industry, a Fund will necessarily be concentrated in that industry. Currently, the index underlying the OTC Fund's and the Arktos Fund's benchmark -- the Nasdaq 100 Index(R)-- is concentrated in technology companies. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that a Fund will be more susceptible to the risks that are associated with that industry or group of industries than a fund that does not concentrate its investments.

FIXED INCOME RISK (U.S. GOVERNMENT BOND AND JUNO FUNDS) - The market value of fixed income investments will change in response to interest rate changes and

                                                                   PROSPECTUS 45


other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

TRACKING ERROR RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - While the Funds do not expect returns to deviate significantly from their respective benchmarks on a daily basis, certain factors may affect their ability to achieve close correlation. These factors may include Fund expenses, imperfect correlation between the Funds' investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, and leverage. The cumulative effect of these factors may over time cause the Funds' returns to deviate from their respective benchmarks on an aggregate basis. The magnitude of any tracking error may be affected by a higher portfolio turnover rate.

TRADING HALT RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The Funds typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange ("CME"), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Funds may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Funds price their shares may limit the Funds' ability to use leverage and may prevent the Funds from achieving their investment objectives. In such an event, the Funds also may be required to use a "fair-value" method to price their outstanding contracts.

FOREIGN CURRENCY RISK (LARGE-CAP EUROPE AND LARGE-CAP JAPAN FUNDS) - The Funds' investments in securities denominated in foreign currencies are subject to currency risk. Currency risks include the following:

o The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency exchange rates and exchange control regulations.

o A Fund may incur transaction costs in connection with conversions between various currencies.

Under normal circumstances, the Funds do not plan to hedge against the risks of variation in currency exchange rates relative to the U.S. dollar. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

FOREIGN SECURITIES RISK (LARGE-CAP EUROPE AND LARGE-CAP JAPAN FUNDS) - Investing in securities of foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less

46

liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

SWAP COUNTERPARTY CREDIT RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET
FUND) - The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Funds will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

FUTURES AND OPTIONS RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The Funds may invest a percentage of their assets in futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

   FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

   OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover their positions by owning the

                                                                   PROSPECTUS 47


   underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover their position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.

   The risks associated with the Funds' use of futures and options contracts include:

   o The Funds experiencing losses over certain ranges in the market that exceed losses experienced by the funds that do not use futures contracts and options.

   o There may be an imperfect correlation between the changes in market value of the securities held by Funds and the prices of futures and options on futures.

   o Although the Funds will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Funds may be unable to close out their futures contracts at a time which is advantageous.

   o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

   o Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK (ALL FUNDS) - The normal close of trading of securities listed on Nasdaq and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

SHORT SALES RISK (URSA, ARKTOS, INVERSE MID-CAP, INVERSE SMALL-CAP AND JUNO FUNDS) - Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender

48

which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund.

SMALL AND MEDIUM ISSUER RISK (MEDIUS AND MEKROS FUNDS) - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

                                                                   PROSPECTUS 49


INVESTING WITH RYDEX:
--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION

A-Class Shares are offered exclusively through authorized securities brokers and other financial intermediaries.

OPENING YOUR ACCOUNT
You will need to open a Rydex shareholder account to make share transactions - buy, sell or exchange shares of the Funds. You can requestan account application by calling Rydex shareholder services at 800.820.0888 or 301.296.5406 or simply download an application from the Rydex Web site - www.rydexfunds.com. For more information on opening an account, call Rydex shareholder services at
800.820.0888 or 301.296.5406 or visit www.rydexfunds.com.

The type of application you will need to complete depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need to fill out a different application than you would if you were opening a regular account. When you call Rydex to request an account application, be sure to let the shareholder services representative know what type of account you want to open to ensure that you receive the correct application.

Your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Rydex.

--------------------------------------------------------------------------------
MINIMUM AMOUNTS
The minimum initial investment amount and minimum account balance for A-Class Shares are:

o $1,000 for retirement accounts

o $2,500 for all other accounts

There are no minimum amounts for subsequent investments in the Funds. Rydex reserves the right to modify its minimum account requirements at any time, with or without prior notice to you.
--------------------------------------------------------------------------------

TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION
o You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

o Attach the title page and signature page of trust documents when establishing a trust account.

o When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a certified resolution or other documentation evidencing your authority to open the account and engage in transactions.

o You must provide a street address (Rydex does not accept P.O. Box only addresses).

o BE SURE TO SIGN THE APPLICATION.

50

TRANSACTION INFORMATION
--------------------------------------------------------------------------------

This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the NYSE is open for business (a "Business Day").

The U.S. Government Bond Fund and the Juno Fund will not accept transaction orders and will not calculate NAV on days when the U.S. Government bond market is closed, including Columbus and Veterans' Day.

--------------------------------------------------------------------------------
CALCULATING NAV
The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV, plus any applicable sales charges. Purchases of A-Class Shares are sold subject to a front-end sales charge. Each Fund calculates its NAV by:

o Taking the current market value of its total assets

o Subtracting any liabilities

o Dividing that amount by the total number of shares owned by shareholders

The Funds calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). If the primary exchange or market where a Fund's securities or other investment trade closes early - such as on days in advance of holidays generally observed by participants in these markets - the Funds may calculate NAV as of the earlier closing time.

The Large-Cap Europe and Large-Cap Japan Funds value their assets using procedures approved by the Board of Trustees because of the time difference between the close of the relevant foreign exchanges and the time the Large-Cap Europe and Large-Cap Japan Funds price their shares at the close of the NYSE. As such, the value assigned to the Large-Cap Europe and Large-Cap Japan Funds' securities may not be the quoted or published prices of those securities on their primary markets or exchanges. When calculating the NAV of the Large-Cap Europe and Large-Cap Japan Funds, this procedure is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the securities might actually trade if their relevant foreign markets or exchanges were open.

The U.S. Government Money Market Fund values its assets using the amortized cost method of valuation pursuant to procedures approved by the Funds' Board of Trustees. More information about the valuation of the Funds' holdings and the amortized cost method can be found in the Statement of Additional Information.
--------------------------------------------------------------------------------

                                                                   PROSPECTUS 51


TRANSACTION CUT-OFF TIMES
All shareholder transaction orders are processed at the NAV next determined after your transaction order is received in good form by the Funds' transfer agent, subject to the Funds' transaction cut-off times and any applicable front end sales charge. All share transaction orders must be received by the Funds' transfer agent before the cut-off times below to be processed at that Business Day's NAV. The cut-off times allow the Funds' transfer agent to ensure that your order request is in good form, meaning that it is complete and contains all necessary information; has all supporting documentation (such as trust documents, beneficiary designations, proper signature guarantees, IRA rollover forms, etc.); and is accompanied by sufficient purchase proceeds. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check or wire transfer.

   FUND                                      CUT-OFF TIME (ET)
--------------------------------------------------------------------------------
ALL BENCHMARK FUNDS                             3:45 p.m.*

U.S. GOVERNMENT MONEY MARKET FUND               3:30 p.m. **

* FOR INTERNET TRANSACTIONS IN THE BENCHMARK FUNDS, THE CUT-OFF TIME IS 3:50 P.M., EASTERN TIME. FOR MORE INFORMATION ON INTERNET TRANSACTIONS, VISIT WWW.RYDEXFUNDS.COM.

** TO RECEIVE THE CURRENT BUSINESS DAY'S DIVIDEND FOR THE U.S. GOVERNMENT MONEY MARKET FUND, THE FUND MUST RECEIVE YOUR WIRE PURCHASE ORDER OR EXCHANGE REQUEST BY 3:30 P.M., EASTERN TIME.

EARLY TRANSACTION CUT-OFF TIMES
On any day that a Fund calculates NAV earlier than normal, as described above, Rydex reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY
You will ordinarily submit your transaction orders through your financial intermediary or other securities dealer through which you opened your shareholder account. Your intermediary is responsible for ensuring that your transaction order contains all of the necessary information and promptly transmitting your order to the Funds. Upon acceptance by your intermediary or securities dealer, your order will be processed at the Fund's next determined NAV. Intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each intermediary also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have different cut-off times for processing your transaction order. For more information about your financial intermediary's rules and procedures, you should contact your intermediary directly.

52


SALES CHARGES
--------------------------------------------------------------------------------

A-Class Shares are sold at NAV, plus the applicable front-end sales charge. The sales charge is used to pay your financial intermediary a sales commission up to a total of 4.75% of the purchase price of your investment in connection with your initial purchase. However, in some cases, described below, your purchase may not be subject to an initial sales charge, and the offering price will be the net asset value. In other cases, you may be eligible for a reduced sales charge. The sales charge varies depending on the amount of your purchase. The current sales charge rates are as follows:

     AMOUNT OF                  SALES CHARGE AS %      SALES CHARGE AS %
     INVESTMENT                OF OFFERING PRICE     OF NET AMOUNT INVESTED
--------------------------------------------------------------------------------
Less than $100,000                  4.75%                    4.99%

$100,000 but less than $250,000     3.75%                    3.90%

$250,000 but less than $500,000     2.75%                    2.83%

$500,000 but less than $1,000,000   1.60%                    1.63%

$1,000,000 or greater               *                        *

* FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER. THE CDSC IS USED TO REIMBURSE THE DISTRIBUTOR FOR PAYING YOUR FINANCIAL INTERMEDIARY A SALES COMMISSION UP TO A TOTAL OF 1.00% OF THE PURCHASE PRICE OF YOUR INVESTMENT IN CONNECTION WITH YOUR INITIAL PURCHASE. FOR MORE INFORMATION ABOUT WHETHER YOUR FINANCIAL INTERMEDIARY HAS ENTERED INTO SUCH AN ARRANGEMENT, CONTACT YOUR INTERMEDIARY DIRECTLY.

SALES CHARGE FOR THE MONEY MARKET FUND
You will not be charged a sales charge for new purchases of A-Class Shares of the Money Market Fund. If you exchange your A-Class Shares of the Money Market Fund for A-Class Shares of another Fund, the exchange will be treated as an initial purchase of the other Fund, and applicable sales charges will apply. In addition, new purchases of A-Class Shares of the Money Market Fund and existing holdings of A-Class Shares of the Money Market Fund that have not previously been subject to a sales charge will not be counted for purposes of reducing your sales charge on purchases of A-Class Shares of other Funds, as discussed below.

HOW TO REDUCE YOUR SALES CHARGE
You may be eligible to purchase A-Class Shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, IN WRITING AND AT THE TIME OF PURCHASE, to verify that your purchase qualifies for such treatment. For additional information, including information on aggregating purchases among related accounts to receive reduced sales charges, see the SAI. Consistent with the policies described in this prospectus, you and your "immediate family" (your spouse and your children under the age of 21) may combine your Fund holdings to reduce your sales charge.

   o RIGHTS OF ACCUMULATION. To qualify for the lower sales charge rates that apply to larger purchases of A-Class Shares, you may combine your new purchases of A-Class Shares with the shares of any other A-Class Shares or C-Class Shares (offered in a separate prospectus) of Rydex Funds

                                                                   PROSPECTUS 53


   that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other A-Class and C-Class Shares that you own. Additionally, you may combine simultaneous purchases of A-Class Shares of one Fund with A-Class Shares of any other Fund to reduce the sales charge rate that applies to purchases of each Fund's A-Class Shares. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares. As discussed above, A-Class Shares of the Money Market Fund that have not been subject to a sales charge will not be counted for purposes of reducing your sales charge.

   o LETTERS OF INTENT. Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of A-Class Shares of Rydex Funds during a 13-month period. At your written request, A-Class Share purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Funds to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Funds' transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased). As discussed above, A-Class Shares of the Money Market Fund that have not been subject to a sales charge will not be counted for purposes of reducing your sales charge.

   o REPURCHASE OF A-CLASS SHARES. If you have redeemed A-Class Shares of any Fund within the past 365 days, you may repurchase an equivalent amount of A-Class Shares of any Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 365 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 365 days of your redemption.

SALES CHARGE WAIVERS
The sales charge on purchases of A-Class Shares is waived for certain types of investors, including:

o Directors and officers of any fund sponsored by the Advisor or any of its subsidiaries and their immediate families (i.e., spouse, children, mother or father).

54

o Employees of the Advisor and their immediate families, or any full-time employee or registered representative of the Distributor or of broker-dealers having dealer agreements with the Distributor (a "Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

o Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund's shares and their immediate families.

o Participants in certain "wrap-fee" or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.

o Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor.

o Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

SALES CHARGE EXCEPTIONS
You will not pay initial sales charges on the following:

o New purchases of A-Class Shares of the Money Market Fund.

o A-Class Shares purchased by reinvesting dividends and distributions.

o When exchanging A-Class Shares of one Fund for A-Class Shares of another Fund, unless you are exchanging A-Class Shares of the Money Market Fund that have not previously been subject to a sales charge.

                                                                   PROSPECTUS 55
BUYING FUND SHARES
--------------------------------------------------------------------------------

The Funds offer their shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares. Purchase orders, like any other share transaction, are subject to the Funds' transaction cut-off times.

PURCHASE PROCEDURES
The Funds offer you the option to send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH. The Funds do not accept cash or cash equivalents, such as travelers' checks, money orders, bearer bonds, government checks, third-party checks or credit card convenience checks. Cashiers checks, bank checks, official checks and treasurers' checks under $10,000 are also not accepted. You may buy shares and send your purchase proceeds by any of the methods described below:

--------------------------------------------------------------------------------
BY MAIL

IRA AND OTHER RETIREMENT ACCOUNTS REQUIRE ADDITIONAL PAPERWORK.

CALL RYDEX SHAREHOLDER SERVICES TO REQUEST A RETIREMENT ACCOUNT INVESTOR APPLICATION KIT.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                INITIAL PURCHASE
--------------------------------------------------------------------------------

Complete the account application that corresponds to the type of account you are opening.

O MAKE SURE TO DESIGNATE WHICH RYDEX FUND(S) YOU WANT TO PURCHASE.

O MAKE SURE YOUR INVESTMENT MEETS THE ACCOUNT MINIMUM.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              SUBSEQUENT PURCHASES
--------------------------------------------------------------------------------

Complete the Rydex investment slip included with your quarterly statement or send written purchase instructions that include:

O YOUR NAME

O YOUR SHAREHOLDER ACCOUNT NUMBER

O WHICH RYDEX FUND(S) YOU WANT TO PURCHASE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Make your check payable to RYDEX FUNDS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Your check must be drawn on a U.S. bank and payable in
U.S. Dollars.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Include the name of the Rydex Fund(s) you want to purchase on your check.

               IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT
                TO PURCHASE, YOUR INVESTMENT WILL BE CREDITED TO
                  THE RYDEX U.S. GOVERNMENT MONEY MARKET FUND.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mail your application and check to:

Mail your written purchase instructions and check to:

MAILING ADDRESS:
Rydex Funds
Attn: Ops. Dept.
9601 Blackwell Road, Suite 500
Rockville, MD 20850
--------------------------------------------------------------------------------

56
--------------------------------------------------------------------------------
BY WIRE

RYDEX FAX
NUMBER:
301.296.5103

RYDEX
SHAREHOLDER
SERVICES PHONE
NUMBER:
800.820.0888
OR
301.296.5406
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                INITIAL PURCHASE
--------------------------------------------------------------------------------

Obtain an account number by completing the account application that corresponds to the type of account you are opening. Then, fax or mail it to Rydex.

O MAKE SURE TO DESIGNATE WHICH RYDEX FUND(S) YOU WANT TO PURCHASE.

O MAKE SURE YOUR INVESTMENT MEETS THE ACCOUNT MINIMUM.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              SUBSEQUENT PURCHASES
--------------------------------------------------------------------------------

Be sure to designate in your wire instructions which Rydex Fund(s) you want to purchase.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
To obtain "same-day credit" (to get that Business Day's NAV) for your purchase order, YOU MUST CALL RYDEX SHAREHOLDER SERVICES AND PROVIDE THE FOLLOWING INFORMATION PRIOR TO THE TRANSACTION CUT-OFF TIME FOR THE RYDEX FUND(S) YOU ARE
PURCHASING:

o Account Number

o Fund Name

o Amount of Wire

o Fed Wire Reference Number

You will receive a confirmation number to verify that your purchase order has been accepted.

             IF YOU DO NOT NOTIFY RYDEX SHAREHOLDER SERVICES OF THE
                  INCOMING WIRE, YOUR PURCHASE ORDER CANNOT BE
                     PROCESSED UNTIL THE NEXT BUSINESS DAY.
--------------------------------------------------------------------------------
WIRE INSTRUCTIONS:
U.S. Bank
Cincinnati, OH
Routing Number: 0420-00013
For Account of: Rydex Funds A-Class Shares
Account Number: 48038-9030
[Your Name]
[Your shareholder account number]

               IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT
                TO PURCHASE, YOUR INVESTMENT WILL BE CREDITED TO
                  THE RYDEX U.S. GOVERNMENT MONEY MARKET FUND.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BY INTERNET
(ACH)
           Follow the directions on the Rydex Web site - www.rydexfunds.com
--------------------------------------------------------------------------------

                                                                   PROSPECTUS 57



CANCELLED PURCHASE ORDERS
Rydex will ordinarily cancel your purchase order under the following circumstances:

o if your bank does not honor your check for any reason

o if the transfer agent does not receive your wire transfer

o if the transfer agent does not receive your ACH transfer

o if your bank does not honor your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND(S) MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND(S) NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND(S) WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

SELLING FUND SHARES
--------------------------------------------------------------------------------

The Funds redeem their shares continuously and investors may sell their shares back to the Funds on any Business Day. You may redeem all or any portion of your Fund shares at the next determined NAV after the transfer agent processes and the Fund receives your redemption order. However, your redemption order may not reduce your total account balance below the minimum account requirement. Redemption orders, like any other share transaction, are subject to the Funds' transaction cut-off times.

The Funds may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Funds reserve the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

REDEMPTION PROCEDURES
The Funds offer you the option to send redemption orders by:


--------------------------------------------------------------------------------
MAIL
Rydex Funds
Attn: Ops. Dept.
9601 Blackwell Road, Suite 500
Rockville, MD 20850
--------------------------------------------------------------------------------
FAX
301.296.5103
If you send your redemption order by fax, you should call Rydex shareholder services at 800.820.0888 or 301.296.5406 to verify that your fax was received.
--------------------------------------------------------------------------------
TELEPHONE
800.820.0888 or 301.296.5406
--------------------------------------------------------------------------------

58

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

o your name

o your shareholder account number

o Fund name(s)

o dollar amount or number of shares you would like to sell

o whether you want your sale proceeds sent to you by check, wire or ACH

o signature of account owner(s) (not required for telephone redemptions)

You may only place a redemption order if you are the registered owner of the account or the registered owner has given you written authorization to trade the account. You will receive a confirmation number for your redemption. Please retain it for your records.

REDEMPTIONS FROM QUALIFIED RETIREMENT ACCOUNTS
Redeeming shares that you hold through a tax-qualified retirement account may have adverse tax consequences to you. You should consult your tax advisor before redeeming shares and making distributions from your tax qualified account. All redemptions from tax-qualified retirement accounts must be in writing and must specify whether Rydex should withhold taxes from your redemption proceeds.

RECEIVING YOUR REDEMPTION PROCEEDS
Your redemption proceeds normally will be sent within five Business Days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be wired on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PAYMENT OF REDEMPTION PROCEEDS MAY BE DELAYED UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT YOUR CHECK HAS CLEARED. IT MAY TAKE UP TO 15 DAYS FOR YOUR CHECK TO CLEAR.

All redemptions will be mailed to your address of record or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE.

--------------------------------------------------------------------------------
SIGNATURE GUARANTEES
Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Funds.
--------------------------------------------------------------------------------

REDEEMING SHARES BY CHECKWRITING
If you hold shares directly, you may redeem shares from the Money Market Fund by writing checks for $500 or more on your existing account. The checks may be made payable to any person or entity and your account will continue to earn dividends until the check clears. If your Money Market

                                                                   PROSPECTUS 59


Fund's balance is insufficient to cover the amount of your check, the transfer agent will automatically exchange sufficient funds from your Rydex Fund with the highest account balance to cover the check.

You can obtain a checkwriting application by calling 800.820.0888. Because of the difficulty of determining in advance the exact value of your Fund account, you may not use a check to close your account. There is no fee for the checkwriting privilege, but if payment on a check is stopped upon your request, or if the check cannot be honored because of insufficient funds or other valid reasons, you may be charged a fee by the financial institution where you presented your check for payment. The Funds may suspend the checkwriting privilege at any time.

INVOLUNTARY REDEMPTIONS
Any request for a redemption when your account balance is below the currently applicable minimum investment amount, or would be below that minimum as a result of the redemption, will be treated as a request for the complete redemption of your account.

EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

Unlike most mutual funds, the Funds offer unlimited exchange privileges with no minimum holding periods or transaction fees. An exchange is when you sell shares of one Fund and use the proceeds from that sale to purchase shares of another Fund. Investors may make exchanges on any Business Day of A-Class Shares of any Fund for A-Class Shares of any other Fund, on the basis of the respective net asset values of the shares involved. Exchanges of A-Class Shares of the Money Market Fund that have not previously been subject to a sales charge will be treated as an initial purchase of the other Fund, and applicable sales charges will apply. Exchange requests, like any other share transaction, are subject to the Funds' transaction cut-off times. The exchange privilege may be modified or discontinued at any time.

EXCHANGE PROCEDURES
The Funds offer you the option to send exchange requests by:

--------------------------------------------------------------------------------
MAIL
Rydex Funds
Attn: Ops. Dept.
9601 Blackwell Road, Suite 500
Rockville, MD 20850
--------------------------------------------------------------------------------
FAX
301.296.5103
If you send your exchange request by fax, you should call Rydex shareholder services at 800.820.0888 to verify that your fax was received.
--------------------------------------------------------------------------------
TELEPHONE
800.820.0888 OR 301.296.5406
--------------------------------------------------------------------------------
INTERNET
www.rydexfunds.com
--------------------------------------------------------------------------------

60

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

o your name

o your shareholder account number

o Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging in to (buying)

o dollar amount, number of shares or percentage of Fund position involved in the exchange

o signature of account owner(s) (not required for telephone exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given you written authorization to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

MINIMUM EXCHANGE AMOUNTS
The minimum amount for an exchange is either $1,000 or 100% of the Fund position from which the exchange is coming, whichever is less. If you are exchanging the minimum amount, you may not split the proceeds between multiple Rydex Funds. If you place exchange transactions in shares or in percentages, the minimum exchange amount still applies.

EXCHANGES WITH OTHER RYDEX FUNDS
Investors may make exchanges on any Business Day of A-Class Shares of any Fund for A-Class Shares of any Rydex Fund not offered in this prospectus. While most Rydex Funds offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Rydex Strategic Funds do not allow unlimited trading. If you are contemplating an exchange for shares of any Rydex Fund not described in this prospectus, you should obtain and review that fund's current prospectus before making the exchange. You can obtain a prospectus for any Rydex Fund by calling 800.820.0888 or 301.296.5406 or visiting the Rydex web site at www.rydexfunds.com.

                                                                   PROSPECTUS 61


RYDEX ACCOUNT POLICIES
--------------------------------------------------------------------------------

LOW BALANCE ACCOUNTS
If, for any reason, your account balance across all Rydex Funds drops below the required minimum, Rydex reserves the right to redeem your remaining shares without any additional notification to you. In addition, to offset the administrative expense of servicing small accounts, the Funds may impose an administrative fee of $25 per year during periods where your account balance falls below the account minimum requirements for any reason.

CHANGES TO YOUR ACCOUNT
For information on what is required to make changes and/or additions to your account, please visit the Rydex Web site at www.rydexfunds.com or call
800.820.0888 or 301.296.5406. If you own shares that are registered in your intermediary's name, and you want to transfer the registration to another intermediary or want the shares registered in your name, then you should contact your intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET
Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your Internet and telephone transactions are safe, secure, and as risk-free as possible, the Rydex Funds have instituted certain safeguards and procedures for determining the identity of Web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their transfer agent will be responsible for any loss, liability, cost, or expense for following Internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or Internet, you will generally bear the risk of any loss. Neither the Funds, nor their transfer agent, are responsible for Internet transactions that are not received.

STATEMENTS & CONFIRMATIONS
You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing. You may choose to receive your confirmations and/or statements either by mail or electronically.

eDELIVERY SERVICES
eDelivery offers shareholders the convenience of receiving all communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the Web via email notification. For more information on eDelivery, please visit the Rydex Web site at www.rydexfunds.com.

62

SERVICE AND OTHER FEES
Rydex may charge the following administrative fees for services associated with the following:

o $15 for wire transfers of redemption proceeds under $5,000

o $50 on purchase checks returned for insufficient funds

o $25 to stop payment of a redemption check within 10 Business Days of the settlement date

o $15 for standard overnight packages (fee may be higher for special delivery options)

o $25 for bounced draft checks or ACH transactions

o $25 per year for low balance accounts Rydex reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES
Certain retirement plans such as IRA, Roth IRA and 403(b) accounts, are charged an annual $15 maintenance fee. Upon liquidating your retirement account, a $15 account-closing fee will be taken from the proceeds of your redemption.

DISTRIBUTION PLAN
--------------------------------------------------------------------------------

The Funds have adopted a Distribution Plan (the "Plan") applicable to A-Class Shares that allows the Funds to pay distribution fees to Rydex Distributors, Inc. (the "Distributor") and other firms that provide distribution services ("Service Providers"). If a Service Provider provides distribution services, the Funds will pay distribution fees to the Distributor at an annual rate not to exceed .25% of average daily net assets, pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Distributor generally will, in turn, pay the Service Provider out of its fees. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

TIMING OF PAYMENTS
Income dividends, if any, are paid at least annually by each of the Funds, except the U.S. Government Money Market and U.S. Government Bond Funds, which declare dividends daily and pay them monthly or upon redemption. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. The Funds make distributions of capital gains, if any, at least annually. The Funds, however, may declare a special capital gains distribution if the Trustees believe that such a distribution would be in the best interest of the shareholders of a Fund.

                                                                   PROSPECTUS 63


DIVIDEND PAYMENT OPTIONS
Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Funds in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Funds receive your written notice. To cancel your election, simply send written notice to the Funds.

TAX INFORMATION
--------------------------------------------------------------------------------

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF EACH FUND
Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS
o Each Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

o The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15 percent (5 percent for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income.

o Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

o Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

o Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

64

o Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by a fund from U.S. corporations, subject to certain limitations.

o Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year.

o Distributions paid in January but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year.

o The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

TAX STATUS OF SHARE TRANSACTIONS
EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Funds through a tax-qualified retirement plan.

STATE TAX CONSIDERATIONS
A Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax advisor regarding how state and local tax laws affect your investment in Fund shares.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISOR
Rydex Investments (the "Advisor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment advisor and manager of the Funds. The Advisor has served as the investment advisor of the Rydex Funds for over 10 years, and serves as sub-advisor to several other mutual funds.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Trustees of the Trust supervise the Advisor and establish policies that the Advisor must follow in its day-to-day management activities. Under investment advisory agreements between the Trust and the Advisor, the Funds

                                                                   PROSPECTUS 65

paid the Advisor a fee at an annualized rate for the fiscal year ended March 31, 2003, based on the average daily net assets for each Fund, as set forth below:

FUND                                                          ADVISORY FEE
--------------------------------------------------------------------------------
NOVA* ........................................................    0.75%

URSA* ........................................................    0.90%

OTC ..........................................................    0.75%

ARKTOS* ......................................................    0.90%

MEDIUS .......................................................    0.90%

INVERSE MID-CAP ..............................................    0.90%

MEKROS .......................................................    0.90%

INVERSE SMALL-CAP ............................................    0.90%

U.S. GOVERNMENT BOND .........................................    0.50%

JUNO* ........................................................    0.90%

LARGE-CAP EUROPE .............................................    0.90%

LARGE-CAP JAPAN ..............................................    0.90%

U.S. GOVERNMENT MONEY MARKET .................................    0.50%

*THE ADVISORY FEES PAID REPRESENT THE FEES PAID AT THE MASTER FUND LEVEL.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Trustees which are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

PORTFOLIO MANAGER
MICHAEL P. BYRUM, CFA, has been associated with Rydex Investments since the Advisor was founded in 1993. Mr. Byrum was named the Chief Operating Officer of Rydex Investments in 2003 and has served as Chief Investment Officer of Rydex Investments since 2000. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Ursa and Arktos Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio for Rydex Investments in 1998, and Executive Vice President in 2000. Prior to joining Rydex, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio.

An investment team supervised by Mr. Byrum manages each of the Rydex Funds.

66

BENCHMARK INFORMATION
--------------------------------------------------------------------------------

STANDARD & POOR'S, NASDAQ, THE FRANK RUSSELL COMPANY, DOW JONES & COMPANY, INC., STOXX LIMITED INC., AND THE TOKYO STOCK EXCHANGE (THE "INDEX PUBLISHERS") DO NOT SPONSOR, ENDORSE, SELL OR PROMOTE ANY RYDEX FUND AND MAKE NO REPRESENTATION OR WARRANTY, IMPLIED OR EXPRESS, TO THE INVESTORS IN THE FUNDS, OR ANY MEMBERS OF THE PUBLIC, REGARDING:

     O  THE ADVISABILITY OF INVESTING IN INDEX FUNDS;

     O  THE ABILITY OF ANY INDEX TO TRACK STOCK MARKET PERFORMANCE;

     O THE ACCURACY AND/OR THE COMPLETENESS OF THE AFOREMENTIONED INDICES OR ANY DATA INCLUDED THEREIN;

     O THE RESULTS TO BE OBTAINED BY ANY OF THE FUNDS, THE INVESTORS IN THE FUNDS, OR ANY PERSON OR ENTITY FROM THE USE OF THE INDICES OR DATA INCLUDED THEREIN; AND

     O THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN.

FURTHER, NONE OF THE INDEX PUBLISHERS:

     O  RECOMMEND THAT ANY PERSON INVEST IN THE FUNDS OR ANY OTHER SECURITIES;

     O HAVE ANY RESPONSIBILITY OR LIABILITY FOR OR MAKE ANY DECISIONS ABOUT THE TIMING, AMOUNT OR PRICING OF THE FUNDS, INCLUDING CALCULATION OF NAV;

     O HAVE ANY RESPONSIBILITY OR LIABILITY FOR THE ADMINISTRATION, MANAGEMENT OR MARKETING OF THE FUNDS;

     O CONSIDER THE NEEDS OF THE FUNDS OR THE INVESTORS IN THE FUNDS IN DETERMINING, COMPOSING OR CALCULATING THE INDEXES OR HAS ANY OBLIGATION TO DO SO;

     O WILL HAVE ANY LIABILITY IN CONNECTION WITH THE FUNDS OR FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN CONNECTION WITH THE INDEXES OR THE RELATED DATA;

     O WILL BE LIABLE FOR ANY LOST PROFITS OR INDIRECT PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF SUCH INDEX PUBLISHER KNOWS THAT THEY MIGHT OCCUR.

"STANDARD & POOR'S(R)," S&P(R)," "S&P 500(R)," "STANDARD & POOR'S 500," "500,"
"STANDARD & POOR'S MIDCAP 400" AND "S&P MIDCAP 400" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY RYDEX INVESTMENTS. THE RYDEX FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE RYDEX FUNDS.

MORE INFORMATION ABOUT THE INDEX PUBLISHERS IS LOCATED IN THE SAI.

This page intentionally left blank

This page intentionally left blank

ADDITIONAL INFORMATION ABOUT THE FUNDS IS INCLUDED IN THE SAI DATED AUGUST 1, 2003 AS AMENDED MARCH 15, 2004, WHICH CONTAINS MORE DETAILED INFORMATION ABOUT THE FUNDS. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("HTTP://WWW.SEC.GOV") THAT CONTAINS EACH SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.942.8090). YOU MAY REQUEST DOCUMENTS BY MAIL FROM THE SEC, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102. YOU MAY ALSO OBTAIN THIS INFORMATION UPON PAYMENT OF A DUPLICATION FEE, BY EMAILING THE SEC AT THE FOLLOWING ADDRESS:
PUBLICINFO@SEC.GOV.

YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING 800.820.0888 OR 301.296.5100 OR BY WRITING TO RYDEX SERIES FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850. ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE FUNDS' ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING ITS LAST FISCAL YEAR.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX INVESTMENTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

THE TRUST'S SEC REGISTRATION NUMBER IS 811-07584.

[GRAPHIC OMITTED]
RYDEX INVESTMENTS
ESSENTIAL FOR MODERN MARKETS(TM)

9601 Blackwell Road
Suite 500
Rockville,MD 20850
800.820.0888
www.rydexfunds.com

--------------------------------------------------------------------------------



RYDEX SERIES FUNDS
--------------------------------------------------------------------------------

                                                                  PROSPECTUS
                                                                  A-CLASS SHARES
                                                                  MARCH 15, 2004


STRATEGIC FUNDS
SECTOR ROTATION FUND
CORE EQUITY FUND















      THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
                           REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                   [LOGO] RYDEX INVESTMENTS
                                                Essential for modern markets[TM]



NSTA-PRO-0304

TABLE OF CONTENTS
--------------------------------------------------------------------------------



STRATEGIC FUNDS
Sector Rotation Fund                                                  2
Core Equity Fund                                                      4

INVESTMENTS AND RISKS                                                 6

SHAREHOLDER INFORMATION                                              11

TRANSACTION INFORMATION                                              12

BUYING FUND SHARES                                                   16

SELLING FUND SHARES                                                  18

EXCHANGING FUND SHARES                                               20

RYDEX ACCOUNT POLICIES                                               22

DISTRIBUTION PLAN                                                    23

DIVIDENDS AND DISTRIBUTIONS                                          23

TAX INFORMATION                                                      24

MANAGEMENT OF THE FUNDS                                              25

                                                                    PROSPECTUS 1

                               RYDEX SERIES FUNDS
                                 A-CLASS SHARES

            9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850
                800.820.0888 O 301.296.5100 O WWW.RYDEXFUNDS.COM

Rydex Series Funds (the "Trust") is a mutual fund complex offering professionally managed investment portfolios. This Prospectus describes the Sector Rotation Fund and the Core Equity Fund (the "Strategic Funds" or the "Funds").

A-Class Shares of the Funds are sold through broker-dealers and other financial institutions ("intermediaries") whose clients take part in certain strategic and tactical asset allocation investment programs. Investors may exchange shares of the Funds through the Rydex Web site - www.rydexfunds.com - and over the phone.


RISKS OF INVESTING IN THE FUNDS
The value of the Funds may fluctuate. In addition, Fund shares:

o MAY DECLINE IN VALUE, AND YOU MAY LOSE MONEY
o ARE NOT FEDERALLY INSURED
o ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY
o ARE NOT BANK DEPOSITS
o ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

2

SECTOR ROTATION FUND
--------------------------------------------------------------------------------



FUND OBJECTIVE
The Sector Rotation Fund seeks long term capital appreciation.

PORTFOLIO INVESTMENT STRATEGY
The Fund seeks to respond to the dynamically changing economy by moving its investments among different sectors or industries. Each month the Advisor, using a quantitative methodology, ranks approximately sixty-two different industries based on several measures of price momentum. The Fund then invests in the top ranked industries. Subject to maintaining adequate liquidity in the Fund, each industry or sector investment is intended to represent the entire industry or sector. The Fund invests in equity securities, but may also invest in equity derivatives such as futures contracts, options and swap agreements. The Fund may also enter into short sales.

RISK CONSIDERATIONS
The Sector Rotation Fund is subject to a number of risks that will affect the value of its shares, including:

MARKET RISK - The Fund's value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

DERIVATIVES RISK - The Fund's use of equity derivatives such as futures, options and swap agreements to pursue its investment objectives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund.

SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to a Fund, this default will cause the value of your investment in the Fund to decrease.

SMALL AND MEDIUM ISSUER RISK - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

                                                                    PROSPECTUS 3

PERFORMANCE
The Sector Rotation Fund is new and therefore does not have a performance history for a full calendar year.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares of the Sector Rotation Fund.

     SHAREHOLDER FEES*
     MAXIMUM SALES CHARGES (LOAD) IMPOSED ON PURCHASES**
     (AS A PERCENTAGE OF INITIAL PURCHASE PRICE) ..................4.75%
     ANNUAL FUND OPERATING EXPENSES
     (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
     MANAGEMENT FEES ..............................................0.90%
     DISTRIBUTION (12b-1) FEES ....................................0.25%
     OTHER EXPENSES*** ............................................0.54%
     TOTAL ANNUAL FUND OPERATING EXPENSES .........................1.69%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.
** REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."
***  OTHER EXPENSES ARE ESTIMATED.


EXAMPLE
This Example is intended to help you compare the cost of investing in A-Class Shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

     SECTOR ROTATION FUND                             1 YEAR      3 YEARS
     --------------------------------------------------------------------
     A-CLASS                                           $644         $999

4


CORE EQUITY FUND
--------------------------------------------------------------------------------



FUND OBJECTIVE
The Core Equity Fund seeks long term capital appreciation.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests in a broad mix of equity securities of companies representative of the total U.S. stock market. The Fund pursues its investment objective by investing through a combination of quantitative value-oriented and growth-oriented strategies across the small, medium and large market capitalization ranges.

The Advisor creates discrete style- and capitalization-based stock portfolios within the Fund that are designed to provide exposure to the large-cap value, large-cap growth, mid-cap value, mid-cap growth, small-cap value and small-cap growth segments of the total U.S. stock market. When utilized together, these six style segments are designed to provide broad exposure to the U.S. equity market. The Advisor uses a quantitative model to allocate the Fund's investments among these style segments, generally in equal amounts, and uses disciplined rebalancing to maintain a targeted exposure to each. The Fund primarily invests in equity securities, but may also invest in derivatives designed to provide exposure to equity securities and indexes, such as futures contracts, options and swap transactions.

RISK CONSIDERATIONS
The Core Equity Fund is subject to a number of risks that will affect the value of its shares, including:

MARKET RISK - The Fund's value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

DERIVATIVES RISK - The Fund's use of equity derivatives such as futures, options and swap agreements to pursue its investment objectives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund.

SMALL AND MEDIUM ISSUER RISK - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

                                                                    PROSPECTUS 5


SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to a Fund, this default will cause the value of your investment in the Fund to decrease.

PERFORMANCE
The Core Equity Fund is new and therefore does not have a performance history for a full calendar year.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares of the Core Equity Fund.

     SHAREHOLDER FEES*
     MAXIMUM SALES CHARGES (LOAD) IMPOSED ON PURCHASES**
     (AS A PERCENTAGE OF INITIAL PURCHASE PRICE) ..................4.75%
     ANNUAL FUND OPERATING EXPENSES
     (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
     MANAGEMENT FEES*** ...........................................0.70%
     DISTRIBUTION (12b-1) FEES ....................................0.25%
     OTHER EXPENSES**** ...........................................0.54%
     TOTAL ANNUAL FUND OPERATING EXPENSES .........................1.49%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.
** REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."
*** THE MANAGEMENT FEE PAID TO THE ADVISOR FOR PROVIDING SERVICES TO THE FUND CONSISTS OF A BASIC ANNUAL FEE RATE OF 0.70% OF THE FUND'S AVERAGE DAILY NET ASSETS AND A PERFORMANCE ADJUSTMENT, RESULTING IN A MINIMUM FEE OF 0.50% AND A MAXIMUM FEE OF 0.90%. SEE "MANAGEMENT OF THE FUNDS" FOR ADDITIONAL INFORMATION.
**** OTHER EXPENSES ARE ESTIMATED.


EXAMPLE
This Example is intended to help you compare the cost of investing in A-Class Shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

     CORE EQUITY FUND                                 1 YEAR      3 YEARS
     --------------------------------------------------------------------
     A-CLASS                                           $624         $938

6


MORE INFORMATION ABOUT FUND
--------------------------------------------------------------------------------
INVESTMENTS AND RISK



ADVISOR'S INVESTMENT METHODOLOGY
Rydex Investments (the "Advisor") develops and implements structured investment strategies designed to achieve each Fund's objective.

SECTOR ROTATION FUND - Each month, the Advisor ranks all industries according to several measures of price momentum. The top-ranked industries are selected for the Advisor's buy list. In order to ensure liquidity in the underlying securities for purchase, approximately 2000 securities are eligible for purchase from the industry buy list. The Advisor uses this methodology to rotate the Fund's investments among a variety of sectors in order to take advantage of volatility in top performing sectors. The Fund may, at times, also short-sell securities in industries or sectors that exhibit particularly low momentum measurement scores.

CORE EQUITY FUND - The Advisor manages the Fund by maintaining exposure to each of six "style specific" and "capitalization specific" segments of the U.S. equity market. These segments are designed to cover the large-cap value, large-cap growth, mid-cap value, mid-cap growth, small-cap value and small-cap growth segments of the market. The Advisor generally allocates the Fund's investments equally among the style segments and rebalances periodically using a quantitative methodology designed to reduce the Fund's volatility relative to the overall U.S. equity market. In selecting Fund investments, the Advisor considers a universe of approximately 3000 securities eligible for purchase, representing approximately 98% of the total capitalization of the U.S. equity market. The Advisor classifies securities between growth and value styles based on relative price-to-book ratios and estimates of forecasted growth values. The Advisor classifies securities among the large, medium and small cap segments of the market based on relative market capitalization. The Advisor generally considers the largest 200 companies to represent the large-cap segment, the next largest 800 companies to represent the mid-cap segment and the smallest 2000 companies to represent the small-cap segment. The Advisor may adjust the number of companies included in these various market segments, as appropriate, based on quantitative factors.

OTHER INVESTMENT PRACTICES AND STRATEGIES
Please see the statement of additional information (the "SAI") for a more complete list of portfolio investment strategies, permitted investments and related risks.

MASTER-FEEDER INVESTMENT STRUCTURE
Each Fund reserves the right to pursue its investment objective through a "master-feeder arrangement." Under a master-feeder arrangement, a Fund's investment portfolio is composed solely of shares of a "master fund," a separate mutual fund that has an identical investment objective, e.g., the Core Equity Fund would act as a "feeder fund," holding shares of its master fund as its only investment. As a result, the Fund has an indirect interest in all of the securities owned by the master fund. Because of this indirect interest, the Fund's investment returns should be the same as those of the master fund, adjusted for Fund expenses.

                                                                    PROSPECTUS 7


If a Fund pursues its investment objective through a master-feeder arrangement, the Advisor would manage the investment portfolios of both the Fund and its corresponding master fund. Under the master-feeder arrangement, investment advisory fees and custody fees are charged at the master-fund level, and other administrative costs are charged at the feeder-fund level. This arrangement avoids a "layering" of fees, e.g., each Fund's Total Annual Operating Expenses would be no higher as a result of investing in a master-feeder arrangement than they would be if the Funds pursued their investment objectives directly. Each Fund is permitted to change its investment strategy in order to pursue its investment objective through a master-feeder arrangement without shareholder approval, if the Fund's Board of Trustees determines that doing so would be in the best interests of shareholders. In addition, each Fund may discontinue investing through the master-feeder arrangement and pursue its investment objectives directly if the Fund's Board of Trustees determines that doing so would be in the best interests of shareholders.

RISKS OF INVESTING IN THE FUNDS
As indicated below, the Funds are subject to a number of risks that may affect the value of the Funds' shares.

EQUITY RISK (ALL FUNDS) - The Funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities and equity derivatives may fluctuate drastically from day to day. Because of their link to the equity markets, an investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

TRADING HALT RISK (ALL FUNDS) - The Funds typically will hold short- term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange ("CME"), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Funds may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Funds price their shares may limit the Funds' ability to use leverage and may prevent the Funds from achieving their investment objectives. In such an event, the Funds also may be required to use a "fair-value" method to price their outstanding contracts.

8


FUTURES AND OPTIONS RISK (ALL FUNDS) - The Funds may invest a percentage of their assets in futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

   FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

   OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover their positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover their position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.

   The risks associated with the Funds' use of futures and options contracts include:

   o The Funds experiencing losses over certain ranges in the market that exceed losses experienced by the funds that do not use futures contracts and options.

   o There may be an imperfect correlation between the changes in market value of the securities held by Funds and the prices of futures and options on futures.

   o Although the Funds will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Funds may be unable to close out their futures contracts at a time which is advantageous.

   o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

   o Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

                                                                    PROSPECTUS 9



FOREIGN SECURITIES RISK (SECTOR ROTATION FUND) - Investing in securities of foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

PORTFOLIO TURNOVER RISK (ALL FUNDS) - Each Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in a Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders.

EARLY CLOSING RISK (ALL FUNDS) - The normal close of trading of securities listed on Nasdaq and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

NON-DIVERSIFICATION RISK (ALL FUNDS) - Since each Fund is non-diversified, each Fund may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

SMALL AND MEDIUM ISSUER RISK (ALL FUNDS) - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

SWAP COUNTERPARTY CREDIT RISK (ALL FUNDS) - The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Funds will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. A Fund will not enter into any swap agreement unless the

10


Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

SHORT SALES RISK (SECTOR ROTATION FUND) - Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund.

                                                                   PROSPECTUS 11


INVESTING WITH RYDEX:
--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION



A-Class Shares are offered exclusively through authorized securities brokers and other financial intermediaries.

OPENING YOUR ACCOUNT
You will need to open a Rydex shareholder account to make share transactions - buy, sell or exchange shares of the Funds. You can request an account application by calling Rydex shareholder services at 800.820.0888 or
301.296.5406 or simply download an application from the Rydex Web site - www.rydexfunds.com. For more information on opening an account, call Rydex shareholder services at 800.820.0888 or 301.296.5406 or visit www.rydexfunds.com.

The type of application you will need to complete depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need to fill out a different application than you would if you were opening a regular account. When you call Rydex to request an account application, be sure to let the shareholder services representative know what type of account you want to open to ensure that you receive the correct application.

Your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Rydex.

--------------------------------------------------------------------------------
 MINIMUM AMOUNTS
 The minimum initial investment amount and minimum account balance for A-Class Shares are:

 o $1,000 for retirement accounts

 o $2,500 for all other accounts

 There are no minimum amounts for subsequent investments in the Funds. Rydex reserves the right to modify its minimum account requirements at any time, with or without prior notice to you.
--------------------------------------------------------------------------------

TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION
o You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

o Attach the title page and signature page of trust documents when establishing a trust account.

o When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a certified resolution or other documentation evidencing your authority to open the account and engage in transactions.

o You must provide a street address (Rydex does not accept P.O. Box only addresses).

o BE SURE TO SIGN THE APPLICATION.

12


TRANSACTION INFORMATION
--------------------------------------------------------------------------------



This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the NYSE is open for business (a "Business Day").

ACTIVE INVESTORS
Unlike other Rydex Funds, the Sector Rotation Fund and the Core Equity Fund are not suitable for purchase by active investors. Consequently, the Fund reserves the right to refuse any purchase request that would not be in the best interest of the Fund or its operations. This includes purchase orders from any individuals or groups who, in the Fund's view, are likely to engage in market timing or excessive trading.

--------------------------------------------------------------------------------
 CALCULATING NAV
 The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV, plus any applicable sales charges. Purchases of A-Class Shares are sold subject to a front-end sales charge. Each Fund calculates its NAV by:

 o Taking the current market value of its total assets

 o Subtracting any liabilities

 o Dividing that amount by the total number of shares owned by shareholders

 The Funds calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). If the primary exchange or market where a Fund's securities or other investment trade closes early - such as on days in advance of holidays generally observed by participants in these markets - the Funds may calculate NAV as of the earlier closing time.
--------------------------------------------------------------------------------

TRANSACTION CUT-OFF TIMES
All shareholder transaction orders are processed at the NAV next determined after your transaction order is received in good form by the Funds' transfer agent, subject to the Funds' transaction cut-off times and any applicable front end sales charge. All share transaction orders must be received by the Funds' transfer agent before the cut-off times below to be processed at that Business Day's NAV. The cut-off times allow the Funds' transfer agent to ensure that your order request is in good form, meaning that it is complete and contains all necessary information; has all supporting documentation (such as trust documents, beneficiary designations, proper signature guarantees, IRA rollover forms, etc.); and is accompanied by sufficient purchase proceeds. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check or wire transfer.

   FUND                                     CUT-OFF TIME (ET)
   ----------------------------------------------------------------
   ALL STRATEGIC FUNDS                          3:45 p.m.*

*FOR INTERNET TRANSACTIONS IN THE STRATEGIC FUNDS, THE CUT-OFF TIME IS 3:50 P.M., EASTERN TIME.

                                                                   PROSPECTUS 13


EARLY TRANSACTION CUT-OFF TIMES
On any day that a Fund calculates NAV earlier than normal, as described above, Rydex reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY
You will ordinarily submit your transaction orders through your financial intermediary or other securities dealer through which you opened your shareholder account. Your intermediary is responsible for ensuring that your transaction order contains all of the necessary information and promptly transmitting your order to the Funds. Upon acceptance by your intermediary or securities dealer, your order will be processed at the Fund's next determined NAV. Intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each intermediary also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have different cut-off times for processing your transaction order. For more information about your financial intermediary's rules and procedures, you should contact your intermediary directly.

SALES CHARGES
--------------------------------------------------------------------------------
A-Class Shares are sold at NAV, plus the applicable front-end sales charge. The sales charge is used to pay your financial intermediary a sales commission up to a total of 4.75% of the purchase price of your investment in connection with your initial purchase. However, in some cases, described below, your purchase may not be subject to an initial sales charge, and the offering price will be the net asset value. In other cases, you may be eligible for a reduced sales charge. The sales charge varies depending on the amount of your purchase. The current sales charge rates are as follows:

                                 SALES CHARGE AS %     SALES CHARGE AS % OF
AMOUNT OF INVESTMENT             OF OFFERING PRICE     NET AMOUNT INVESTED
----------------------------------------------------------------------------
Less than $100,000                     4.75%                  4.99%
$100,000 but less than $250,000        3.75%                  3.90%
$250,000 but less than $500,000        2.75%                  2.83%
$500,000 but less than $1,000,000      1.60%                  1.63%
$1,000,000 or greater                    *                      *

* FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER. THE CDSC IS USED TO REIMBURSE THE DISTRIBUTOR FOR PAYING YOUR FINANCIAL INTERMEDIARY A SALES COMMISSION UP TO A TOTAL OF 1.00% OF THE PURCHASE PRICE OF YOUR INVESTMENT IN CONNECTION WITH YOUR INITIAL PURCHASE. FOR MORE INFORMATION ABOUT WHETHER YOUR FINANCIAL INTERMEDIARY HAS ENTERED INTO SUCH AN ARRANGEMENT, CONTACT YOUR INTERMEDIARY DIRECTLY.

14


HOW TO REDUCE YOUR SALES CHARGE
You may be eligible to purchase A-Class Shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, IN WRITING AND AT THE TIME OF PURCHASE, to verify that your purchase qualifies for such treatment. For additional information, including information on aggregating purchases among related accounts to receive reduced sales charges, see the SAI. Consistent with the policies described in this prospectus, you and your "immediate family" (your spouse and your children under the age of 21) may combine your Fund holdings to reduce your sales charge. New purchases of A-Class Shares of the U.S. Government Money Market Fund (the "Rydex Money Market Fund"), which is offered in a separate prospectus, and existing holdings of A-Class Shares of the Rydex Money Market Fund that have not previously been subject to a sales charge will not be counted for purposes of reducing your sales charge on purchases of A-Class Shares of the Funds, as discussed below.

   o RIGHTS OF ACCUMULATION. To qualify for the lower sales charge rates that apply to larger purchases of A-Class Shares, you may combine your new purchases of A-Class Shares with the shares of any other A-Class Shares or C-Class Shares (offered in a separate prospectus) of Rydex Funds that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other A-Class and C-Class Shares that you own. Additionally, you may combine simultaneous purchases of A-Class Shares of one Fund with A-Class Shares of any other Fund to reduce the sales charge rate that applies to purchases of each Fund's A-Class Shares. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares. As discussed above, A-Class Shares of the Money Market Fund that have not been subject to a sales charge will not be counted for purposes of reducing your sales charge.

   o LETTERS OF INTENT. Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of A-Class Shares of Rydex Funds during a 13-month period. At your written request, A-Class Share purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Funds to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Funds' transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased). As

                                                                   PROSPECTUS 15


   discussed above, A-Class Shares of the Money Market Fund that have not been subject to a sales charge will not be counted for purposes of reducing your sales charge.

   o REPURCHASE OF A-CLASS SHARES. If you have redeemed A-Class Shares of any Fund within the past 365 days, you may repurchase an equivalent amount of A-Class Shares of any Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 365 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 365 days of your redemption.

SALES CHARGE WAIVERS
The sales charge on purchases of A-Class Shares is waived for certain types of investors, including:

o Directors and officers of any fund sponsored by the Advisor or any of its subsidiaries and their immediate families (i.e., spouse, children, mother or father).

o Employees of the Advisor and their immediate families, or any full-time employee or registered representative of the Distributor or of broker-dealers having dealer agreements with the Distributor (a "Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

o Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund's shares and their immediate families.

o Participants in certain "wrap-fee" or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.

o Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor.

o Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

SALES CHARGE EXCEPTIONS
--------------------------------------------------------------------------------
You will not pay initial sales charges on the following:

o New purchases of A-Class Shares of the Money Market Fund.

o A-Class Shares purchased by reinvesting dividends and distributions.

o When exchanging A-Class Shares of one Fund for A-Class Shares of another Fund, unless you are exchanging A-Class Shares of the Money Market Fund that have not previously been subject to a sales charge.

16


BUYING FUND SHARES
--------------------------------------------------------------------------------

The Funds offer their shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares. Purchase orders, like any other share transaction, are subject to the Funds' transaction cut-off times.


PURCHASE PROCEDURES
The Funds offer you the option to send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH. The Funds do not accept cash or cash equivalents, such as travelers' checks, money orders, bearer bonds, government checks, third-party checks or credit card convenience checks. Cashiers checks, bank checks, official checks and treasurers' checks under $10,000 are also not accepted. You may buy shares and send your purchase proceeds by any of the methods described below:




--------------------------------------------------------------------------------
                                    BY MAIL
        IRA AND OTHER RETIREMENT ACCOUNTS REQUIRE ADDITIONAL PAPERWORK.

             CALL RYDEX SHAREHOLDER SERVICES TO REQUEST A RETIREMENT
                        ACCOUNT INVESTOR APPLICATION KIT.
--------------------------------------------------------------------------------
INITIAL PURCHASE
Complete the account application that corresponds to the type of account you are opening.
o MAKE SURE TO DESIGNATE WHICH RYDEX FUND(S) YOU WANT TO PURCHASE.
o MAKE SURE YOUR INVESTMENT MEETS THE ACCOUNT MINIMUM.
--------------------------------------------------------------------------------
SUBSEQUENT PURCHASES
Complete the Rydex investment slip included with your quarterly statement or send written purchase instructions that include:
o YOUR NAME
o YOUR SHAREHOLDER ACCOUNT NUMBER
o WHICH RYDEX FUND(S) YOU WANT TO PURCHASE.
--------------------------------------------------------------------------------
Make your check payable to RYDEX FUNDS.
--------------------------------------------------------------------------------
Your check must be drawn on a U.S. bank and payable in U.S. Dollars.
--------------------------------------------------------------------------------
Include the name of the Rydex Fund(s) you want to purchase on your check.
                    IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S)
                      YOU WANT TO PURCHASE, YOUR INVESTMENT
                       WILL BE CREDITED TO THE RYDEX U.S.
                      GOVERNMENT MONEY MARKET FUND WHICH IS
                        OFFERED IN A SEPARATE PROSPECTUS.
--------------------------------------------------------------------------------
   Mail your application and          |          Mail your written purchase
          check to:                   |          instructions and check to:
--------------------------------------------------------------------------------
MAILING ADDRESS:
Rydex Funds
Attn: Ops. Dept.
9601 Blackwell Road, Suite 500
Rockville, MD 20850
--------------------------------------------------------------------------------

                                                                   PROSPECTUS 17
--------------------------------------------------------------------------------
                                    BY WIRE

                               RYDEX FAX NUMBER:
                                  301.296.5103

                    RYDEX SHAREHOLDER SERVICES PHONE NUMBER:
                                  800.820.0888
                                       OR
                                  301.296.5406
--------------------------------------------------------------------------------
INITIAL PURCHASE
Obtain an account number by completing the account application that corresponds to the type of account you are opening. Then, fax or mail it to Rydex.
o MAKE SURE TO DESIGNATE WHICH RYDEX FUND(S) YOU WANT TO PURCHASE.
o MAKE SURE YOUR INVESTMENT MEETS THE ACCOUNT MINIMUM.
--------------------------------------------------------------------------------
SUBSEQUENT PURCHASES
Be sure to designate in your wire instructions which Rydex Fund(s) you want to purchase.
--------------------------------------------------------------------------------
To obtain "same-day credit" (to get that Business Day's NAV) for your purchase order, YOU MUST CALL RYDEX SHAREHOLDER SERVICES AND PROVIDE THE FOLLOWING INFORMATION PRIOR TO THE TRANSACTION CUT-OFF TIME FOR THE RYDEX FUND(S) YOU ARE
PURCHASING:
o Account Number
o Fund Name
o Amount of Wire
o Fed Wire Reference Number

You will receive a confirmation number to verify that your purchase order has been accepted.

   IF YOU DO NOT NOTIFY RYDEX SHAREHOLDER SERVICES OF THE INCOMING WIRE, YOUR
        PURCHASE ORDER CANNOT BE PROCESSED UNTIL THE NEXT BUSINESS DAY.
--------------------------------------------------------------------------------
WIRE INSTRUCTIONS:
U.S. Bank
Cincinnati, OH
Routing Number: 0420-00013
For Account of: Rydex Funds
Account Number: 48038-9030
[Your Name]
[Your shareholder account number]

IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO PURCHASE, YOUR INVESTMENT
   WILL BE CREDITED TO THE RYDEX U.S. GOVERNMENT MONEY MARKET FUND, WHICH IS
                       OFFERED IN A SEPARATE PROSPECTUS.
--------------------------------------------------------------------------------
                               BY INTERNET (ACH)
        Follow the directions on the Rydex Web site - www.rydexfunds.com
--------------------------------------------------------------------------------

18


CANCELLED PURCHASE ORDERS
Rydex will ordinarily cancel your purchase order under the following circumstances:

o if your bank does not honor your check for any reason

o if the transfer agent does not receive your wire transfer

o if the transfer agent does not receive your ACH transfer

o if your bank does not honor your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND(S) MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND(S) NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND(S) WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.


SELLING FUND SHARES
--------------------------------------------------------------------------------
The Funds redeem their shares continuously and investors may sell their shares back to the Funds on any Business Day. You may redeem all or any portion of your Fund shares at the next determined NAV after the transfer agent processes and the Fund receives your redemption order. However, your redemption order may not reduce your total account balance below the minimum account requirement. Redemption orders, like any other share transaction, are subject to the Funds' transaction cut-off times.

The Funds may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Funds reserve the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

REDEMPTION PROCEDURES
The Funds offer you the option to send redemption orders by:


--------------------------------------------------------------------------------
MAIL            Rydex Funds
                Attn: Ops. Dept.
                9601 Blackwell Road, Suite 500
                Rockville, MD 20850
--------------------------------------------------------------------------------
FAX             301.296.5103
                If you send your redemption order by fax, you should call
                Rydex shareholder services at 800.820.0888 or 301.296.5406 to verify that your fax was received.
--------------------------------------------------------------------------------
TELEPHONE       800.820.0888 or 301.296.5406
--------------------------------------------------------------------------------

                                                                   PROSPECTUS 19



Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

o your name

o your shareholder account number

o Fund name(s)

o dollar amount or number of shares you would like to sell

o whether you want your sale proceeds sent to you by check, wire or ACH

o signature of account owner(s) (not required for telephone redemptions)

You may only place a redemption order if you are the registered owner of the account or the registered owner has given you written authorization to trade the account. You will receive a confirmation number for your redemption. Please retain it for your records.

REDEMPTIONS FROM QUALIFIED RETIREMENT ACCOUNTS
Redeeming shares that you hold through a tax-qualified retirement account may have adverse tax consequences to you. You should consult your tax advisor before redeeming shares and making distributions from your tax qualified account. All redemptions from tax-qualified retirement accounts must be in writing and must specify whether Rydex should withhold taxes from your redemption proceeds.

RECEIVING YOUR REDEMPTION PROCEEDS
Your redemption proceeds normally will be sent within five Business Days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be wired on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PAYMENT OF REDEMPTION PROCEEDS MAY BE DELAYED UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT YOUR CHECK HAS CLEARED. IT MAY TAKE UP TO 15 DAYS FOR YOUR CHECK TO CLEAR.

All redemptions will be mailed to your address of record or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE.

--------------------------------------------------------------------------------
 SIGNATURE GUARANTEES
 Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Funds.
--------------------------------------------------------------------------------

20


REDEEMING SHARES BY CHECKWRITING
If you hold shares directly, you may redeem shares from the Money Market Fund by writing checks for $500 or more on your existing account. The checks may be made payable to any person or entity and your account will continue to earn dividends until the check clears. If your Money Market Fund's balance is insufficient to cover the amount of your check, the transfer agent will automatically exchange sufficient funds from your Rydex Fund with the highest account balance to cover the check.

You can obtain a checkwriting application by calling 800.820.0888. Because of the difficulty of determining in advance the exact value of your Fund account, you may not use a check to close your account. There is no fee for the checkwriting privilege, but if payment on a check is stopped upon your request, or if the check cannot be honored because of insufficient funds or other valid reasons, you may be charged a fee by the financial institution where you presented your check for payment. The Funds may suspend the checkwriting privilege at any time.

INVOLUNTARY REDEMPTIONS
Any request for a redemption when your account balance is below the currently applicable minimum investment amount, or would be below that minimum as a result of the redemption, will be treated as a request for the complete redemption of your account.

EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

An exchange is when you sell shares of one Fund and use the proceeds from that sale to purchase shares of another Fund. Investors may make exchanges on any Business Day of A-Class Shares of any Fund for A-Class Shares of any other Fund, on the basis of the respective net asset values of the shares involved. Exchange requests, like any other share transaction, are subject to the Funds' transaction cut-off times. The exchange privilege may be modified or discontinued at any time.

EXCHANGE PROCEDURES
The Funds offer you the option to send exchange requests by:



--------------------------------------------------------------------------------
MAIL      Rydex Funds
          Attn: Ops. Dept.
          9601 Blackwell Road, Suite 500
          Rockville, MD 20850
--------------------------------------------------------------------------------
FAX       301.296.5103
          If you send your exchange request by fax, you should call
          Rydex shareholder services at 800.820.0888 to verify that
          your fax was received.
--------------------------------------------------------------------------------
TELEPHONE 800.820.0888 OR 301.296.5406
--------------------------------------------------------------------------------
INTERNET  www.rydexfunds.com
--------------------------------------------------------------------------------

                                                                   PROSPECTUS 21


Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

o your name

o your shareholder account number

o Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging in to (buying)

o dollar amount, number of shares or percentage of Fund position involved in the exchange

o signature of account owner(s) (not required for telephone exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given you written authorization to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

MINIMUM EXCHANGE AMOUNTS
The minimum amount for an exchange is either $1,000 or 100% of the Fund position from which the exchange is coming, whichever is less. If you are exchanging the minimum amount, you may not split the proceeds between multiple Rydex Funds. If you place exchange transactions in shares or in percentages, the minimum exchange amount still applies.

EXCHANGES WITH OTHER RYDEX FUNDS
Investors may make exchanges on any Business Day of A-Class of any Fund for A-Class of any Rydex Benchmark Fund or Rydex Money Market Fund (collectively, the "Rydex Funds"). The Rydex Funds are separate mutual funds offered through separate prospectuses. If you are contemplating an exchange for shares of any Rydex Fund not described in this prospectus, you should obtain and review that fund's current prospectus before making the exchange. You can obtain a prospectus for any Rydex Fund not described in this prospectus by calling
800.820.0888 or 301.296.5406 or visiting the Rydex web site at www.rydexfunds.com.

22


RYDEX ACCOUNT POLICIES
--------------------------------------------------------------------------------



LOW BALANCE ACCOUNTS
If, for any reason, your account balance across all Rydex Funds drops below the required minimum, Rydex reserves the right to redeem your remaining shares without any additional notification to you. In addition, to offset the administrative expense of servicing small accounts, the Funds may impose an administrative fee of $25 per year during periods where your account balance falls below the account minimum requirements for any reason.

CHANGES TO YOUR ACCOUNT
For information on what is required to make changes and/or additions to your account, please visit the Rydex Web site at www.rydexfunds.com or call
800.820.0888 or 301.296.5406. If you own shares that are registered in your intermediary's name, and you want to transfer the registration to another intermediary or want the shares registered in your name, then you should contact your intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET
Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your Internet and telephone transactions are safe, secure, and as risk-free as possible, the Rydex Funds have instituted certain safeguards and procedures for determining the identity of Web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their transfer agent will be responsible for any loss, liability, cost, or expense for following Internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or Internet, you will generally bear the risk of any loss. Neither the Funds, nor their transfer agent, are responsible for Internet transactions that are not received.

STATEMENTS & CONFIRMATIONS
You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing. You may choose to receive your confirmations and/or statements either by mail or electronically.

eDELIVERY SERVICES
eDelivery offers shareholders the convenience of receiving all communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the Web via email notification. For more information on eDelivery, please visit the Rydex Web site at www.rydexfunds.com.

SERVICE AND OTHER FEES
Rydex may charge the following administrative fees for services associated with the following:
o $15 for wire transfers of redemption proceeds under $5,000
o $50 on purchase checks returned for insufficient funds
o $25 to stop payment of a redemption check within 10 Business Days of the settlement date

                                                                   PROSPECTUS 23


o $15 for standard overnight packages (fee may be higher for special delivery options)
o $25 for bounced draft checks or ACH transactions
o $25 per year for low balance accounts Rydex reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES
Certain retirement plans such as IRA, Roth IRA and 403(b) accounts, are charged an annual $15 maintenance fee. Upon liquidating your retirement account, a $15 account-closing fee will be taken from the proceeds of your redemption.

DISTRIBUTION PLAN
--------------------------------------------------------------------------------

The Funds have adopted a Distribution Plan (the "Plan") that allows the Funds to pay distribution fees to Rydex Distributors, Inc. (the "Distributor") and other firms that provide distribution services ("Service Providers"). If a Service Provider provides distribution services, the Funds will pay distribution fees to the Distributor at an annual rate not to exceed .25% of average daily net assets, pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Distributor generally will, in turn, pay the Service Provider out of its fees. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

TIMING OF PAYMENTS
Income dividends, if any, are paid at least annually by each of the Funds. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. The Funds make distributions of capital gains, if any, at least annually. The Funds, however, may declare a special capital gains distribution if the Trustees believe that such a distribution would be in the best interest of the shareholders of a Fund.

DIVIDEND PAYMENT OPTIONS
Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Funds in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Funds receive your written notice. To cancel your election, simply send written notice to the Funds.

24


TAX INFORMATION
--------------------------------------------------------------------------------



The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF EACH FUND
Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS
o Each Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

o The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15 percent (5 percent for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income.

o Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

o Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

o Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

o Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by a fund from U.S. corporations, subject to certain limitations.

o Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year.

o Distributions paid in January but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year.

o The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

TAX STATUS OF SHARE TRANSACTIONS
EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex Fund is treated the same as a sale. You should consider the

                                                                   PROSPECTUS 25



tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Funds through a tax-qualified retirement plan.

STATE TAX CONSIDERATIONS
A Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax advisor regarding how state and local tax laws affect your investment in Fund shares.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISOR
Rydex Investments (the "Advisor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment advisor and manager of the Funds. The Advisor has served as the investment advisor of the Rydex Funds for over 10 years, and serves as sub-advisor to several other mutual funds.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Trustees of the Trust supervise the Advisor and establish policies that the Advisor must follow in its day-to-day management activities. Under investment advisory agreements between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended March 31, 2003, based on the average daily net assets for each Fund, as set forth below:

FUND                                                          ADVISORY FEE
--------------------------------------------------------------------------------
SECTOR ROTATION FUND .......................................     .90%
CORE EQUITY FUND ...........................................     .90%*

* EFFECTIVE JULY 1, 2003, THE TRUSTEES VOTED TO (I) REDUCE THE ADVISOR'S BASIC MANAGEMENT FEE TO 0.70% OF THE FUND'S AVERAGE DAILY NET ASSETS, AND (II) IMPLEMENT A PERFORMANCE ADJUSTMENT SO THAT BASIC FEE CAN INCREASE TO A MAXIMUM OF 0.90% OR DECREASE TO A MINIMUM OF 0.50%, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE FUND RELATIVE TO THE RUSSELL 3000(R) INDEX (THE "INDEX"). THE INDEX MEASURES THE PERFORMANCE OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION, WHICH REPRESENTS APPROXIMATELY 98% OF THE INVESTABLE U.S. EQUITY MARKET. THE PERFORMANCE COMPARISON WILL BE MADE FOR A ROLLING 12-MONTH PERIOD, WITH PERFORMANCE ADJUSTMENTS MADE AT THE END OF EACH MONTH BEGINNING JUNE 30, 2004. THE 12-MONTH COMPARISON PERIOD WILL ROLL OVER WITH EACH SUCCEEDING MONTH, SO THAT IT WILL ALWAYS EQUAL 12 MONTHS, ENDING WITH THE MONTH FOR WHICH THE PERFORMANCE ADJUSTMENT IS BEING COMPUTED. FOR EVERY 0.0375% OF DIFFERENCE BETWEEN THE PERFORMANCE OF THE FUND AND THE PERFORMANCE OF THE INDEX, THE ADVISOR'S FEE WILL BE ADJUSTED UPWARDS OR DOWNWARDS BY 0.01%. THE MAXIMUM ANNUALIZED PERFORMANCE ADJUSTMENT IS +/- 0.20%.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Trustees which are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

26


PORTFOLIO MANAGER
MICHAEL P. BYRUM, CFA, has been associated with Rydex Investments since the Advisor was founded in 1993. Mr. Byrum was named the Chief Operating Officer of Rydex Investments in 2003 and has served as Chief Investment Officer of Rydex Investments since 2000. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Ursa and Arktos Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio for Rydex Investments in 1998, and Executive Vice President in 2000. Prior to joining Rydex, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio.

An investment team supervised by Mr. Byrum manages each of the Rydex Funds.

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

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


ADDITIONAL INFORMATION ABOUT THE FUNDS IS INCLUDED IN THE SAI DATED AUGUST 1, 2003, AS AMENDED MARCH 15, 2004, WHICH CONTAINS MORE DETAILED INFORMATION ABOUT THE FUNDS. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("HTTP://WWW.SEC.GOV") THAT CONTAINS EACH SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.942.8090). YOU MAY REQUEST DOCUMENTS BY MAIL FROM THE SEC, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102. YOU MAY ALSO OBTAIN THIS INFORMATION UPON PAYMENT OF A DUPLICATION FEE, BY EMAILING THE SEC AT THE FOLLOWING ADDRESS:
PUBLICINFO@SEC.GOV.

YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING 800.820.0888 OR 301.296.5100 OR BY WRITING TO RYDEX FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850. ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE FUNDS' ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING ITS LAST FISCAL YEAR.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX INVESTMENTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY
JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

THE TRUST'S SEC REGISTRATION NUMBER IS 811-07584.

[LOGO] RYDEX INVESTMENTS
             Essential for modern markets[TM]

             9601 Blackwell Road
             Suite 500
             Rockville,MD 20850
             800.820.0888
             www.rydexfunds.com

                       STATEMENT OF ADDITIONAL INFORMATION
                               RYDEX SERIES FUNDS

                         9601 Blackwell Road, Suite 500
                            Rockville, Maryland 20850

                            800.820.0888 301.296.5100
                               WWW.RYDEXFUNDS.COM





This Statement of Additional Information ("SAI") relates to shares of the following portfolios (the "Funds") of Rydex Series Funds (the "Trust"):


NOVA FUND                       JUNO MASTER FUND
URSA FUND                       BANKING FUND
OTC FUND                        BASIC MATERIALS FUND
ARKTOS FUND                     BIOTECHNOLOGY FUND
MEDIUS FUND                     CONSUMER PRODUCTS FUND
MEKROS FUND                     ELECTRONICS FUND
U.S. GOVERNMENT BOND FUND       ENERGY FUND
JUNO FUND                       ENERGY SERVICES FUND
LARGE-CAP EUROPE FUND           FINANCIAL SERVICES FUND
LARGE-CAP JAPAN FUND            HEALTH CARE FUND
LARGE-CAP VALUE FUND            INTERNET FUND
LARGE-CAP GROWTH FUND           LEISURE FUND
MID-CAP VALUE FUND              PRECIOUS METALS FUND
MID-CAP GROWTH FUND             REAL ESTATE FUND
INVERSE MID-CAP FUND            RETAILING FUND
SMALL-CAP VALUE FUND            TECHNOLOGY FUND
SMALL-CAP GROWTH FUND           TELECOMMUNICATIONS FUND
INVERSE SMALL-CAP FUND          TRANSPORTATION FUND
NOVA MASTER FUND                UTILITIES FUND
URSA MASTER FUND                U.S. GOVERNMENT MONEY MARKET FUND
ARKTOS MASTER FUND



This SAI is not a prospectus. It should be read in conjunction with the Trust's current prospectuses for Investor Class, Advisor Class, Institutional Class, A-Class, C-Class, and H-Class Shares. Copies of the Trust's prospectuses are available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone numbers above. The Trust's most recent financial statements are incorporated herein by reference and must be delivered with this SAI.

       The date of this SAI is August 1, 2003, as amended March 15, 2004.

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS



                                                                           PAGE


GENERAL INFORMATION ABOUT THE TRUST..........................................1
INVESTMENT POLICIES, TECHNIQUES, AND RISK FACTORS............................1
ADDITIONAL INFORMATION ABOUT THE SECTOR FUNDS...............................16
DESCRIPTION OF THE MONEY MARKET FUND........................................20
INVESTMENT RESTRICTIONS.....................................................20
BROKERAGE ALLOCATION AND OTHER PRACTICES....................................25
MANAGEMENT OF THE TRUST.....................................................31
PRINCIPAL HOLDERS OF SECURITIES.............................................41
DETERMINATION OF NET ASSET VALUE............................................59
PERFORMANCE INFORMATION.....................................................61
CALCULATION OF RETURN QUOTATIONS............................................62
INFORMATION ON COMPUTATION OF YIELD.........................................69
PURCHASE AND REDEMPTION OF SHARES...........................................71
A-CLASS SHARES - INITIAL SALES CHARGES, REDUCTIONS AND WAIVERS .............72
DIVIDENDS, DISTRIBUTIONS, AND TAXES.........................................75
OTHER INFORMATION...........................................................80
INDEX PUBLISHERS............................................................81
COUNSEL ....................................................................82
INDEPENDENT ACCOUNTANT AND CUSTODIAN........................................82
FINANCIAL STATEMENTS........................................................82
APPENDIX A.................................................................A-1
APPENDIX B.................................................................B-1

GENERAL INFORMATION ABOUT THE TRUST

The Trust was organized as a Delaware business trust on February 10, 1993. The Trust is permitted to offer separate portfolios and different classes of shares. All payments received by the Trust for shares of any Fund belong to that Fund. Each Fund has its own assets and liabilities.

This SAI relates to the following series of the Trust: Nova, Nova Master, Ursa, Ursa Master, OTC, Arktos, Arktos Master, Medius, Mekros, U.S. Government Bond (the "Bond Fund"), Juno, Juno Master, Large-Cap Europe and Large-Cap Japan (the "International Funds"), Large-Cap Value, Large-Cap Growth, Mid-Cap Value, Mid-Cap Growth, Small-Cap Value, and Small-Cap Growth (the "Long Index Funds"), Inverse Mid-Cap and Inverse Small-Cap Funds (the "Short Index Funds" and together with the Long Index Funds, the "Index Funds") (collectively, the "Benchmark Funds"); Banking, Basic Materials, Biotechnology, Consumer Products, Electronics, Energy, Energy Services, Financial Services, Health Care, Internet, Leisure, Precious Metals, Real Estate, Retailing, Technology,
Telecommunications, Transportation, and Utilities Funds (collectively, the "Sector Funds"); and the U.S. Government Money Market Fund (the "Money Market
Fund"). The Nova Master, Ursa Master, Arktos Master, and Juno Master Funds (collectively, the "Master Funds") serve as master funds in a master-feeder arrangement with the Nova, Ursa, Arktos, and Juno Funds, respectively.

The Trust currently offers Investor Class Shares, Advisor Class Shares, Institutional Class Shares, A-Class Shares, C-Class Shares, and H-Class Shares. The different classes provide for variations in certain shareholder servicing and distribution expenses and in the minimum initial investment requirement. In addition, an initial sales charge is imposed on the purchase of A-Class Shares, and a contingent deferred sales load is imposed on the redemption of C-Class Shares. Sales charges and minimum investment requirements are described in the prospectus. For more information on shareholder servicing and distribution expenses, see "Distributor." Additional Funds and/or classes may be created from time to time.

INVESTMENT POLICIES, TECHNIQUES, AND RISK FACTORS

GENERAL
Each Fund's investment objective and principal investment strategies are described in the Prospectuses. The investment objective of the Nova Fund, Nova Master Fund, Ursa Fund, Ursa Master Fund, OTC Fund, Bond Fund, Juno Fund, Juno Master Fund, and Money Market Fund, including the benchmark of the Nova Fund, Nova Master Fund, Ursa Fund, and Ursa Master Fund are fundamental policies which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The following information supplements, and should be read in conjunction with, those sections of the prospectuses.

Portfolio management is provided to each Fund by the Trust's investment advisor, PADCO Advisors, Inc., a Maryland corporation with offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. PADCO Advisors, Inc. operates under the name Rydex Investments (the "Advisor").The investment strategies of the Funds discussed below and in the Prospectuses may be used by a Fund if, in the opinion of the Advisor, these strategies will be advantageous to that Fund. A Fund is free to reduce or eliminate its activity in any of those areas without changing the Fund's fundamental investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of that Fund's objectives.

BORROWING
The Nova Fund, Nova Master Fund, Medius Fund, Mekros Fund, Bond Fund, International Funds, Index Funds and Sector Funds may borrow money, including borrowing for investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Since substantially all of a Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share ("NAV") of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Nova Fund, Nova Master Fund, Medius Fund, Mekros Fund, Bond Fund, International Funds, Index Funds or Sector Funds might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. The Nova Fund, Nova Master Fund, Medius Fund, Mekros Fund, Bond Fund, International Funds, Index Funds and Sector Funds intend to use leverage during periods when the Advisor believes that the respective Fund's investment objective would be furthered.

Each Fund may also borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

CURRENCY TRANSACTIONS
Although the International Funds do not currently expect to engage in currency hedging, currency transactions may be used in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures and options thereon, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P(R) or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A Fund's dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions ("Transaction Hedging") or portfolio positions ("Position Hedging"). Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Fund may enter into Transaction Hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund will be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. A Fund may use Position Hedging when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund has or in which that Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Advisor considers that the Swedish krone is linked to the euro, the Fund holds securities denominated in krone and the Advisor believes that the value of the krone will decline against the U.S.
dollar, the Advisor may enter into a contract to sell euros and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will "cover" its position so as not to create a "senior security" as defined in Section 18 of the 1940 Act.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

FOREIGN ISSUERS
The International and Sector Funds may invest in issuers located outside the United States through American Depositary Receipts ("ADRs"), "ordinary shares," or "New York shares" issued and traded in the United States or through securities denominated in foreign currencies and traded on foreign exchanges. ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protect the Funds from the foreign settlement risks described below.

Investing in foreign companies may involve risks not typically associated with investing in United States companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than United States markets, and prices in some foreign markets can be very volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to United States companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for United States investments.

Investing in companies located abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investment may be affected by actions of foreign governments adverse to the interests of United States investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on United States investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

RISK FACTORS REGARDING EUROPE - The Large-Cap Europe Fund seeks to provide investment results, which correlate to the performance of a specific benchmark. The Fund's current benchmark is the Dow Jones Stoxx 50 Index SM (the "STOXX 50 Index"). The STOXX 50 Index is a capitalization-weighted index composed of

50 European blue chip stocks. Index members are chosen by Stoxx Ltd. from 16 countries under criteria designed to identify highly liquid companies that are market leaders in their sectors. The 16 countries include the 15 western European countries which comprise the European Union (EU) and Switzerland.

The EU consists of 15 countries of western Europe: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, Sweden and the United Kingdom. The EU's primary goal is the creation of a single, unified market through which goods, people and capital could move freely.

A second component of the EU is the establishment of a single currency - the Euro, to replace each member country's domestic currencies. On January 1, 1999, the Euro became a currency. After a three-year transition period, the Euro began circulating on January 1, 2002, the Euro replaced the currency previously used by Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

The European Continent's economies are diverse, its governments are decentralized and its cultures differ widely. Unemployment is relatively high from a historical perspective and could pose a political risk that one or more countries might exit the union placing the currency and banking system in jeopardy.

RISK FACTORS REGARDING JAPAN - The Large-Cap Japan Fund seeks to provide investment results, which correlate to the performance of a specific benchmark. The Fund's current benchmark is Japan's Topix 100 Index. The Topix 100 Index is an index designed to measure performance of the 100 most liquid stocks with the largest market capitalization that are members of the broader Topix Index. The Topix and Topix 100 Indices are published by the Tokyo Stock Exchange ("TSE").

The Japanese stock market was established in 1878 as the Tokyo Stock Exchange Company Ltd. Japanese stock exchanges are located in eight cities: Tokyo, Osaka, Nagoya, Kyoto, Hiroshima, Fukuoka, Niigata and Sapporo. The Tokyo Stock Exchange is the largest of the eight exchanges in Japan. There are three distinct sections on the main Japanese stock exchanges. The First Section trades in over 1,100 of the largest and most active stocks, which account for over 95% of total market capitalization. The Second Section consists of over 400 issues with lower turnover than the First Section, which are newly quoted on the exchange or which are not listed and would otherwise be traded over-the-counter. The Third Section consists of foreign stocks, which are traded over-the-counter. Securities are denominated in the official unit of currency, the Japanese Yen.

Although some Japanese reporting, accounting and auditing practices are based substantially on U.S. principles, they are not identical to U.S. standards in some important respects, particularly with regard to unconsolidated subsidiaries and related structures. In general, Japanese corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

The Japanese agricultural industry is small and largely protected. Japan subsidizes its agricultural industry and is only 50% self-sufficient in food production. Accordingly, it is highly dependent on agricultural imports. Japan has developed a strong heavy industrial sector and is highly dependent on international trade for commodities. Strong domestic industries are automotive, electronics, and metals. Needed imports revolve around raw materials such as oil, forest products, and iron ore. Subsequently, Japan is sensitive to fluctuations in commodity prices.

While the United States is Japan's largest single trading partner, close to half of Japan's trade is conducted with developing nations, almost all of which are in southeast Asia. As the largest economy trading in southeast

Asia, external events such as the economic trials of Japan's neighbors continue to raise concerns over profit levels for the big Japanese exporters. As many of the governments of Southeast Asia frequently face domestic discontent, and as many of these countries are Japanese trading partners and investment recipients, their internal stability and its impact on regional security are of importance to Japan.

Japanese  unemployment  levels  are  high and  have  been an area of  increasing concern. The Japanese financial sector is in need of reform involving overhauling the nation's financial institutions and securing public support for taxpayer-funded bailouts. Banks, in particular, must dispose of bad loans and trim their balance sheets in preparation for greater competition from foreign financial institutions as more areas of the financial sector are opened. Successful financial sector reform could allow Japan's financial institutions to act as a catalyst for economic recovery at home and across the troubled Asian region. A large factor in determining the pace and scope of recovery is the government's handling of deregulation programs.

Also of concern are Japan's trade surpluses. As a trade-dependent nation long used to high levels of government protection, it is unclear how the Japanese economy will react to the potential adoption of the trade liberalization measures which are constantly promoted by their trading partners. Japan's heavy dependence on international trade has been adversely affected by trade tariffs and other protectionist measures, as well as the economic condition of its trading partners. Japan's high volume of exports, such as automobiles, machine tools and semiconductors, has caused trade tensions, particularly with the United States. The relaxing of official and de facto barriers to imports, or hardships created by any pressures brought by trading partners, could adversely affect Japan's economy. Additionally, the strength of the yen itself may prove an impediment to strong continued exports and economic recovery, because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan. Since the Japanese economy is so dependent on exports, any fall off in exports may be seen as a sign of economic weakness, which may adversely affect the market.

ILLIQUID SECURITIES
While none of the Funds anticipates doing so, each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not invest more than 15% (10% with respect to the Money Market Fund) of the Fund's net assets in illiquid securities. If the percentage of a Fund's net assets invested in illiquid securities exceeds 15% (10% for the Money Market
Fund) due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the "SEC"), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The trustees of the Trust (the "Trustees") have delegated the responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by a Fund to the Advisor.

INVESTMENTS IN OTHER INVESTMENT COMPANIES
The Funds (other than the Bond Fund and Money Market Fund) presently may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act. A Fund, therefore, may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. A Fund may also invest in the securities of other investment companies if such securities are the only investment securities held by the Fund, such as through a master-feeder arrangement. The Nova, Ursa, Arktos and Juno Funds pursue their respective investment goals through a master-feeder arrangement. The Bond Fund and Money Market Fund may invest in the securities of other investment companies only as part of a merger, reorganization, or acquisition, subject to the requirements of the 1940 Act.

If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment advisor and the other expenses that the Fund bears directly in connection with the Fund's own operations.

LENDING OF PORTFOLIO SECURITIES
Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral), except that the Money Market Fund may not lend more than 10% of its total assets. No Fund will lend portfolio securities to the Advisor or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent. By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral.

Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the Fund may pay only  reasonable
fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and
(vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

OPTIONS TRANSACTIONS
OPTIONS ON SECURITIES. The Nova Fund, Nova Master Fund, OTC Fund, Medius Fund, Mekros Fund, International Funds, Index Funds and Sector Funds may buy call options and write (sell) put options on securities, and the Ursa Fund, Ursa Master Fund, Arktos Fund, and Arktos Master Fund may buy put options and write call options on securities for the purpose of realizing the Fund's investment objective. By writing a call option on securities, a Fund becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised.

During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Option Clearing Corporation (the "OCC"), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are illiquid.

OPTIONS ON SECURITY INDICES. The Nova Fund, Nova Master Fund, OTC Fund, Medius Fund, Mekros Fund, International Funds, Index Funds and Sector Funds may purchase call options and write put options, and the Ursa Fund, Ursa Master Fund, Arktos Fund, and Arktos Master Fund may purchase put options and write call options, on stock indices listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing the Fund's investment objective.

Options on indices are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option. When a Fund writes a covered option on an index, the Fund will be required to deposit and maintain with a custodian cash or liquid securities equal in value to the aggregate exercise price of a put or call option pursuant to the requirements and the rules of the applicable exchange. If, at the close of business on any day, the market value of the deposited securities falls below the contract price, the Fund will deposit with the custodian cash or liquid securities equal in value to the deficiency.

OPTIONS ON FUTURES CONTRACTS. Under Commodities Futures Trading Commission ("CFTC") Regulations, a Fund (other than the Money Market Fund) may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non-hedging purposes to the extent that the aggregate initial margins and option premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. In the case of an option on futures contracts that is "in-the-money" at the time of purchase (I.E., the amount by which the exercise price of the put option exceeds the current market value of the underlying security, or the amount by which the current market value of the underlying security exceeds the exercise price of the call option), the in-the-money amount may be excluded in calculating this 5% limitation.

When a Fund purchases or sells a stock index futures contract, or sells an option thereon, the Fund "covers" its position. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

A Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

REAL ESTATE INVESTMENT TRUSTS ("REIT")
The Real Estate Fund will invest a majority of its assets in REITs. A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which the Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

REAL ESTATE SECURITIES
The Real Estate Fund may be subject to the risks associated with the direct ownership of real estate because of its policy of concentration in the securities of companies principally engaged in the real estate industry. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in how appealing properties are to tenants, changes in interest rates and other real estate capital market influences. The value of securities of companies which service the real estate business sector may also be affected by such risks.

SWAP AGREEMENTS
The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund illiquid investment limitations. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and their Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the over-the-counter market. The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

PORTFOLIO TURNOVER
As discussed in the Trust's prospectuses, the Trust anticipates that investors in the Funds, as part of an asset allocation investment strategy, will frequently purchase and/or redeem shares of the Funds. The nature of the Funds as asset allocation tools will cause the Funds to experience substantial portfolio turnover. (See "More Information About Fund Investments and Risk" and "Financial Highlights" in the Trust's Prospectuses). Because each Fund's portfolio turnover rate to a great extent will depend on the purchase, redemption, and exchange activity of the Fund's investors, it is very difficult to estimate what the Fund's actual turnover rate will be in the future. However, the Trust expects that the portfolio turnover experienced by the Funds will be substantial.

"Portfolio Turnover Rate" is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest since such contracts generally have a remaining maturity of less than one-year.

REPURCHASE AGREEMENTS
Each of the Funds may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds, other than the Money Market Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% (10% with respect to the Money Market Fund) of the Fund's net assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS
The Ursa Fund, Juno Fund, Ursa Master Fund, Juno Master Fund, Bond Fund, Index Funds and Money Market Fund may use reverse repurchase agreements as part of that Fund's investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Funds intend to use the reverse repurchase technique only when this will be advantageous to the Funds. Each Fund will establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements.

SHORT SALES
The Ursa Fund, Arktos Fund, Juno Fund, Ursa Master Fund, Arktos Master Fund, Juno Master Fund and Short Index Funds may engage in short sales transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow or otherwise obtain the security to make delivery to the buyer. The Fund then is obligated to replace the security to close out the short sale by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund may also use repurchase agreements to satisfy delivery obligations in short sales transactions. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the Ursa Fund, Arktos Fund, Juno Fund, Ursa Master Fund, Arktos Master Fund, Juno Master Fund or a Short Index Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that: (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's short position. Each of the Funds may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

The International Funds, Nova Fund, Nova Master Fund, OTC Fund, Medius Fund, Mekros Fund, Long Index Funds and Sector Funds each may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost. While none currently expect to do so, these Funds may make a short sale when the Fund wants to sell the security it owns at a current attractive price, in order to hedge or limit the exposure of the Fund's position.

STOCK INDEX FUTURES CONTRACTS
A Fund may buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time a Fund purchases a futures contract, an amount of cash, U.S. Government Securities or other liquid securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund's custodian. When writing a futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

TRACKING ERROR
The following factors may affect the ability of the Funds to achieve correlation with the performance of their respective benchmarks: (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) fluctuations in currency exchange rates; (3) a Fund holding less than all of the securities in the benchmark and/or securities not included in the benchmark being held by a Fund; (4) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the market; (5) bid-ask spreads (the effect of which may be increased by portfolio turnover); (6) a Fund holding instruments traded in a market that has become illiquid or disrupted; (7) Fund share prices being rounded to the nearest cent; (8) changes to the index underlying a benchmark that are not disseminated in advance; (9) the need to conform a Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (10) the time difference between the close of the International Funds' respective benchmark and the time the Funds price their shares at the close of the New York Stock Exchange ("NYSE"); or (11) market movements that run counter to a leveraged Fund's investments. Market movements that run counter to a leveraged Fund's investments will cause some divergence between the Fund and its benchmark over time due to the mathematical effects of leveraging. The magnitude of the divergence is dependent upon the magnitude of the market movement, its duration, and the degree to which the Fund is leveraged. The tracking error of a leveraged Fund is generally small during a well-defined up trend or downtrend in the market when measured from price peak to price peak, absent a market decline and subsequent recovery, however, the deviation of the Fund from its benchmark may be significant. As a result of fair value pricing, the day-to-day correlation of the International Funds' performance may tend to vary from the closing performance of the International Funds' respective benchmarks. However, all of the Funds' performance attempts to correlate highly with the movement in their respective benchmarks over time.

U.S. GOVERNMENT SECURITIES
The Bond Fund invests primarily in U.S. Government Securities, and each of the other Funds may invest in U.S. Government Securities. The Juno Fund and Juno Master Fund may enter into short transactions on U.S. Government Securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. Government Securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal
Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer
Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. The Bond Fund will invest in such U.S. government Securities only when the Advisor is satisfied that the credit risk with respect to the issuer is minimal.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (I.E., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund's net asset value. A Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% (10% with respect to the Money Market Fund) of the Fund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund's custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that a Fund's net asset value or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed-delivery basis.

ZERO COUPON BONDS
The Bond Fund, Juno Fund, and Juno Master Fund may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Since dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of "Separate Trading of Registered Interest and Principal of Securities" (or "STRIPS"). While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

ADDITIONAL INFORMATION ABOUT THE SECTOR FUNDS

BANKING FUND
The Fund may invest in companies engaged in accepting deposits and making commercial and principally non-mortgage consumer loans. In addition, these companies may offer services such as merchant banking, consumer and commercial finance, discount brokerage, leasing and insurance. These companies may concentrate their operations within a specific part of the country rather than operating predominantly on a national or international scale.

Rule 12d3-1 under the Investment Company Act of 1940 (the "1940 Act") provides that the Fund may not invest more than 5% of its total assets in the securities of any one company that derives more than 15% of its revenues from brokerage or investment management activities.

BASIC MATERIALS FUND
The Fund may invest in companies engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector. The Fund may invest in companies handling products such as chemicals, lumber, paper, copper, iron ore, nickel, steel, aluminum, textiles, cement, and gypsum. The Fund may also invest in the securities of mining, processing, transportation, and distribution companies, including equipment suppliers and railroads.

BIOTECHNOLOGY FUND
The Fund may invest in companies engaged in the research, development, sale, and manufacture of various biotechnological products, services and processes. These include companies involved with developing or experimental technologies such as generic engineering, hybridoma and recombinant DNA techniques and monoclonal antibodies. The Fund may also invest in companies that manufacture and/or distribute biotechnological and biomedical products, including devices and instruments, and that provide or benefit significantly from scientific and technological advances in biotechnology. Some biotechnology companies may provide processes or services instead of, or in addition to, products.

The description of the biotechnology sector may be interpreted broadly to include applications and developments in such areas as human health care (cancer, infectious disease, diagnostics and therapeutics); pharmaceuticals (new drug development and production); agricultural and veterinary applications (improved seed varieties, animal growth hormones); chemicals (enzymes, toxic waste treatment); medical/surgical (epidermal growth factor, in vivo imaging/therapeutics); and industry (biochips, fermentation, enhanced mineral recovery).

CONSUMER PRODUCTS FUND
The Fund may invest in companies engaged in the manufacture of goods to consumers, both domestically and internationally. The Fund may invest in companies that manufacture durable products such as furniture, major appliances, and personal computers. The Fund also may invest in companies that manufacture, wholesale or retail non-durable goods such as beverages, tobacco, health care products, household and personal care products, apparel, and entertainment products (E.G., books, magazines, TV, cable, movies, music, gaming, and sports). In addition, the Fund may invest in consumer products and services such as lodging, child care, convenience stores, and car rentals.

ELECTRONICS FUND
The Fund may invest in companies engaged in the design, manufacture, or sale of electronic components (semiconductors, connectors, printed circuit boards and other components); equipment vendors to electronic component manufacturers; electronic component distributors; and electronic instruments and electronic systems vendors. In addition, the Fund may invest in companies in the fields of defense electronics, medical electronics, consumer electronics, advanced manufacturing technologies (computer-aided design and computer-aided manufacturing ("CAD/CAM"), computer-aided engineering, and robotics), lasers and electro-optics, and other developing electronics technologies.

ENERGY FUND
The Fund may invest in companies in the energy field, including the conventional areas of oil, gas, electricity and coal, and alternative sources of energy such as nuclear, geothermal, oil shale and solar power. The business activities of companies in which the Fund may invest include production, generation, transmission, refining, marketing, control, distribution or measurement of energy or energy fuels such as petrochemicals; providing component parts or services to companies engaged in the above activities; energy research or experimentation; and environmental activities related to pollution control. Companies participating in new activities resulting from technological advances or research discoveries in the energy field may also be considered for this Fund.

ENERGY SERVICES FUND
The Fund may invest in companies in the energy service field, including those that provide services and equipment to the conventional areas of oil, gas, electricity and coal, and alternative sources of energy such as nuclear, geothermal, oil shale and solar power. The Fund may invest in companies involved in providing services and equipment for drilling processes such as offshore and onshore drilling, drill bits, drilling rig equipment, drilling string equipment, drilling fluids, tool joints and wireline logging. Many energy service companies are engaged in production and well maintenance, providing such products and services as packers, perforating equipment, pressure pumping, downhole equipment, valves, pumps, compression equipment, and well completion equipment and service. Certain companies supply energy providers with exploration technology such as seismic data, geological and geophysical services, and interpretation of this data. The Fund may also invest in companies with a variety of underwater well services, helicopter services, geothermal plant design or construction, electric and nuclear plant design or construction, energy related capital equipment, mining related equipment or services, and high technology companies serving these industries.

FINANCIAL SERVICES FUND
The Fund may invest in companies that are involved in the financial sector, including commercial and investment banks, savings and loan associations, consumer and industrial finance companies, securities brokerage companies, real-estate-related companies, leasing companies, and a variety of firms in all segments of the insurance industry such as multi-line, property and casualty, and life insurance.

The financial services sector is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress.

Rule 12d3-1 under the Investment Company Act of 1940 (the "1940 Act") provides that the Fund may not invest more than 5% of its total assets in the securities of any one company that derives more than 15% of its revenues from brokerage or investment management activities.

HEALTH CARE FUND
The Fund may invest in companies that are involved in the health care industry including companies engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine. Companies in the health care sector may include pharmaceutical companies; firms that design, manufacture, sell, or supply medical, dental, and optical products, hardware or services; companies involved in biotechnology, medical diagnostic, and biochemical research and development, as well as companies involved in the operation of health care facilities.

INTERNET FUND
The Fund may invest in companies that are involved in the Internet sector including companies which the Advisor believes should benefit from the commercialization of technological advances, although they may not be directly involved in research and development. Such companies may provide information or entertainment services over the Internet; sell or distribute goods and services over the Internet; provide infrastructure systems or otherwise provide hardware or software which impacts Internet commerce; or provide Internet access to consumers and businesses.

LEISURE FUND
The Fund may invest in companies engaged in the design, production, or distribution of goods or services in the leisure industries including television and radio broadcasting or manufacturing (including cable television); motion pictures and photography; recordings and musical instruments; publishing, including newspapers and magazines; sporting goods and camping and recreational equipment; and sports arenas. Other goods and services may include toys and games (including video and other electronic games), amusement and theme parks, travel and travel-related services, hotels and motels, leisure apparel or footwear, tobacco products, and gaming casinos.

PRECIOUS METALS FUND
The Fund may invest in the equity securities of U.S. and foreign companies that are involved in the precious metals sector ("Precious Metals Companies"). Precious Metals Companies include precious metals manufacturers; distributors of precious metals products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies which provide services to Precious Metals Companies.

REAL ESTATE FUND
The Fund primarily invests in equity securities of publicly traded companies principally engaged in the real estate industry. Companies principally engaged in the real estate industry include real estate investment trusts ("REITs"), master limited partnerships ("MLPs"), and real estate owners, real estate managers, real estate brokers, and real estate dealers, and may also include companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies. It is expected that the majority of the Fund's total assets will be invested in securities issued by REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. Generally, REITs can be classified as Equity REITs or Mortgage REITs. Equity REITs invest the majority of their assets directly in ownership of real property and derive their income primarily from rental income. Equity REITs are further categorized according to the types of real estate properties they own, E.G., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the credit they have extended. The Fund will invest primarily in Equity REITs. Shareholders in the Fund should realize that by investing in REITs indirectly through the Fund, they will bear not only their proportionate share of the expenses of the Fund but also, indirectly, the management expenses of underlying REITs. These companies may concentrate their operations within a specific part of the country rather than operating predominantly on a national scale.

RETAILING FUND
The Fund may invest in companies that are involved in the retailing sector including companies engaged in merchandising finished goods and services primarily to individual consumers. Companies in which the Fund may invest include general merchandise retailers, department stores, restaurant franchises, drug stores, motor vehicle and marine dealers, and any specialty retailers selling a single category of merchandise such as apparel, toys, jewelry, consumer electronics, or home improvement products. The Fund may also invest in companies engaged in selling goods and services through alternative means such as direct telephone marketing, mail order, membership warehouse clubs, computer, or video based electronic systems.

TECHNOLOGY FUND
The Fund may invest in companies that are involved in the technology sector including companies that the Advisor believes have, or will develop, products, processes or services that will provide or will benefit significantly from technological advances and improvements. These may include, for example, companies that develop, produce, or distribute products or services in the computer, semiconductor, electronics, communications, health care, and biotechnology sectors.

TELECOMMUNICATIONS FUND
The Fund may invest in companies that are involved in the telecommunications sector including companies engaged in the development, manufacture, or sale of communications services and/or equipment. Companies in the telecommunications field offer a variety of services and products, including local and long-distance telephone service; cellular, paging, local and wide-area product networks; satellite, microwave and cable television; Internet access; and equipment used to provide these products and services. Long-distance telephone companies may also have interests in developing technologies, such as fiber optics and data transmission. Certain types of companies in which the Fund may invest are engaged in fierce competition for a share of the market for goods or services such as private and local area networks, or are engaged in the sale of telephone set equipment.

TRANSPORTATION FUND
The Fund may invest in companies that are involved in the transportation sector, including companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment. Transportation services may include companies involved in the movement of freight and/or people such as airline, railroad, ship, truck, and bus companies. Other service companies include those that provide leasing and maintenance for automobiles, trucks, containers, rail cars, and planes. Equipment manufacturers include makers of trucks, automobiles, planes, containers, rail cars, or any other mode of transportation and their related products. In addition, the Fund may invest in companies that sell fuel-saving devices to the transportation industries and those that sell insurance and software developed primarily for transportation companies.

UTILITIES FUND
The Fund will invest primarily in companies in the public utilities industry and companies deriving a majority of their revenues from their public utility operations as described in the Fund's prospectus. Such companies may include companies involved in the manufacturing, production, generation, transmission, distribution or sales of gas or electric energy; water supply, waste and sewage disposal; and companies involved in the public communication field, including telephone, telegraph, satellite, microwave and other public communication facilities.

DESCRIPTION OF THE MONEY MARKET FUND

The Money Market Fund seeks to provide security of principal, high current income, and liquidity. The Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, and may invest any remaining assets in receipts and enter into repurchase agreements fully collateralized by U.S. Government Securities.

The Money Market Fund is governed by SEC rules that impose certain liquidity, maturity and diversification requirements. The Money Market Fund's assets are valued using the amortized cost method, which enables the Money Market Fund to maintain a stable NAV. All securities purchased by the Money Market Fund must have remaining maturities of 397 days or less. Although the Money Market Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES
The following investment limitations (and those set forth in the Prospectuses) are fundamental policies of the Funds, which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of: (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy; or (ii) more than 50% of that Fund's outstanding shares, whichever is less.

FUNDAMENTAL POLICIES OF THE BENCHMARK FUNDS (EXCEPT THE MEDIUS FUND, MEKROS FUND, AND INTERNATIONAL FUNDS), MASTER FUNDS, AND PRECIOUS METALS FUND

A Benchmark Fund (except the Medius Fund, Mekros Fund, and International Funds), Master Fund, or Precious Metals Fund shall not:

1. Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of the Fund's total assets would be lent to other parties, except: (i) through the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies, and limitations; or (ii) by engaging in repurchase agreements with respect to portfolio securities; or (iii) through the loans of portfolio securities provided the borrower maintains collateral equal to at least 100% of the value of the borrowed security and marked-to-market daily.

2.       Underwrite securities of any other issuer.

3. Purchase, hold, or deal in real estate or oil and gas interests, although the Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.

4. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued but excluding liabilities and indebtedness not constituting senior securities), except that the Fund may issue senior securities in connection with transactions in options, futures, options on futures, and other similar investments, and except as otherwise permitted herein and in Investment Restriction Nos. 5, 8, and 9, as applicable to the Fund.

5. Pledge, mortgage, or hypothecate the Fund's assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with: (i) the writing of covered put and call options; (ii) the purchase of securities on a forward-commitment or delayed-delivery basis; and (iii) collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, including those relating to indices, and options on futures contracts or indices.

6. Invest in commodities except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies, indices, and options on futures contracts or indices and currencies underlying or related to any such futures contracts, and purchase and sell currencies (and options thereon) or securities on a forward-commitment or delayed-delivery basis.

         6.1 THE PRECIOUS METALS MAY (A) TRADE IN FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS; OR (B) INVEST IN PRECIOUS METALS AND PRECIOUS MINERALS.

7. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments or obligations of the U.S. government or any of its agencies or instrumentalities.

         7.1 THE PRECIOUS METALS FUND WILL INVEST 25% OR MORE OF THE VALUE OF ITS TOTAL ASSETS IN THE SECURITIES IN THE METALS-RELATED AND MINERALS-RELATED INDUSTRIES.

8. Borrow money, except: (i) as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of the Fund's total assets from a bank; or (ii) in an amount up to one-third of the value of the Fund's total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. This provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

         8.1 THE NOVA FUND, NOVA MASTER FUND, AND BOND FUND MAY BORROW MONEY, SUBJECT TO THE CONDITIONS OF PARAGRAPH 8, FOR THE PURPOSE OF INVESTMENT LEVERAGE.

         8.2 THE JUNO FUND AND JUNO MASTER FUND MAY BORROW MONEY, SUBJECT TO THE CONDITIONS OF PARAGRAPH 8, BUT SHALL NOT MAKE PURCHASES WHILE BORROWING IN EXCESS OF 5% OF THE VALUE OF ITS ASSETS. FOR PURPOSES OF THIS SUBPARAGRAPH, FUND ASSETS INVESTED IN REVERSE REPURCHASE AGREEMENTS ARE INCLUDED IN THE AMOUNTS BORROWED.

9. Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The deposit or payment by the

         Fund of initial or variation margin in connection with futures or options transactions is not considered to be a securities purchase on margin. The Fund may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost ("selling against the box").

         9.1 THE URSA FUND, ARKTOS FUND, JUNO FUND, URSA MASTER FUND, ARKTOS MASTER FUND, AND JUNO MASTER FUND MAY ENGAGE IN SHORT SALES OF PORTFOLIO SECURITIES OR MAINTAIN A SHORT POSITION IF AT ALL TIMES WHEN A SHORT POSITION IS OPEN: (I) THE FUND MAINTAINS A SEGREGATED ACCOUNT WITH THE FUND'S CUSTODIAN TO COVER THE SHORT POSITION IN ACCORDANCE WITH THE POSITION OF THE SEC; OR (II) THE FUND OWNS AN EQUAL AMOUNT OF SUCH SECURITIES OR SECURITIES CONVERTIBLE INTO OR EXCHANGEABLE, WITHOUT PAYMENT OF ANY FURTHER CONSIDERATION, FOR SECURITIES OF THE SAME ISSUE AS, AND EQUAL IN AMOUNT TO, THE SECURITIES SOLD SHORT.

FUNDAMENTAL POLICIES OF THE MEDIUS, MEKROS, INTERNATIONAL, AND SECTOR FUNDS (OTHER THAN THE PRECIOUS METALS FUND)

The Medius, Mekros, International, Index Funds and Sector Funds shall not:

10. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of a least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

11. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

12. Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and
         (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

13. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

14. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

15. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

16. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that, to the extent the benchmark or sector selected for a particular Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. This limitation does not apply to investments or obligations of the U.S. government or any of its agencies or instrumentalities.

FUNDAMENTAL POLICIES APPLICABLE TO THE MONEY MARKET FUND

The Money Market Fund shall not:

17. Make loans to others except through the purchase of qualified debt obligations, loans of portfolio securities and entry into repurchase agreements.

18. Lend the Money Market Fund's portfolio securities in excess of 15% of the Money Market Fund's total assets. Any loans of the Money Market Fund's portfolio securities will be made according to guidelines established by the Board of Trustees of the Trust, including maintenance of cash collateral of the borrower equal at all times to the current market value of the securities loaned.

19. Issue senior securities, except as permitted by the Money Market Fund's investment objectives and policies.

20.      Write or purchase put or call options.

21. Invest in securities of other investment companies, except as these securities may be acquired as part of a merger, consolidation, acquisition of assets, or plan of reorganization.

22. Mortgage, pledge, or hypothecate the Money Market Fund's assets except to secure permitted borrowings. In those cases, the Money Market Fund may mortgage, pledge, or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets of the Money Market Fund at the time of the borrowing.

23. Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

NON-FUNDAMENTAL POLICIES
The following investment limitations are non-fundamental policies of the Funds and may be changed with respect to any Fund by the Board of Trustees and, with respect to the policy to invest at least 80% of a Fund's assets in securities of companies in a specific sector, subject to 60 days prior notice to shareholders.

Each Fund may not:

1. Invest in warrants.

2. Invest in real estate limited partnerships.

3. Invest in mineral leases.

The Medius Fund, Mekros Fund, the International Funds, and each Sector Fund may not:

4. Pledge, mortgage or hypothecate assets except to secure borrowings permitted or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the SEC's position regarding the asset segregation requirements imposed by
         Section 18 of the 1940 Act.

5.       Invest in companies for the purpose of exercising control.

6. Purchase securities on margin or effect short sales, except that a Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

7. Invest its assets in securities of any investment company, except as permitted by the 1940 Act or any rule, regulation or order of the SEC.

8. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

Each Sector Fund may not:

9. Change its investment strategy to invest at least 80% of its net assets in equity securities (and derivatives thereof) of companies in its respective sector without 60 days' prior notice to shareholders.

The U.S. Government Bond Fund may not:

10.      Change its investment strategy to invest at least 80% of its net assets
         in  fixed  income  securities  issued  by  the  U.S.   government  (and
         derivatives thereof) without 60 days' prior notice to shareholders.

The U.S. Government Money Market Fund may not:

11.      Change its investment strategy to invest at least 80% of its net assets
         in  fixed  income  securities  issued  by  the  U.S.   government  (and
         derivatives thereof) without 60 days' prior notice to shareholders.

The Large-Cap Europe Fund may not:

12. Change its investment strategy to invest at least 80% of its net assets in equity securities of large market capitalization European issuers (and derivatives thereof) without 60 days' prior notice to shareholders.

The Large-Cap Japan Fund may not:

13. Change its investment strategy to invest at least 80% of its net assets in equity securities of large market capitalization Japanese issuers (and derivatives thereof) without 60 days' prior notice to shareholders.

The Large-Cap Value Fund, Large-Cap Growth Fund, Mid-Cap Value Fund, Mid-Cap Growth Fund, Small-Cap Value Fund and Small Cap Growth Fund may not:

14. Change its investment strategy to invest at least 80% of its assets in securities of companies in its underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements, without 60 days' prior notice to shareholders.

The Inverse Mid-Cap Fund and Inverse Small-Cap Fund may not:

15. Change its investment strategy to commit at least 80% of its assets to financial instruments with economic characteristics that should perform opposite to those of its underlying index, without 60 days' prior notice to shareholders.


The foregoing percentages: (i) are based on total assets (except for the limitation on illiquid securities, which is based on net assets); (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Advisor may place a combined order, often referred to as "bunching," for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Advisor and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances the Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Advisor believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal period ended March 31, 2001, 2002 and 2003 the Funds paid the following brokerage commissions:


----------------------------------------- --------------------------------------------------------------------------
                  FUND                                         AGGREGATE BROKERAGE COMMISSIONS
----------------------------------------- ------------------------- ----------------------- ------------------------
                                                    2001                     2002                    2003
----------------------------------------- ------------------------- ----------------------- ------------------------
Nova                                                      $721,118                     $0*                      $0*
----------------------------------------- ------------------------- ----------------------- ------------------------
Nova Master                                                    n/a                $693,444               $1,531,586
----------------------------------------- ------------------------- ----------------------- ------------------------
Ursa                                                           $0*                     $0*                      $0*
----------------------------------------- ------------------------- ----------------------- ------------------------
Ursa Master                                               $187,614                $177,938                 $357,983
----------------------------------------- ------------------------- ----------------------- ------------------------
OTC                                                        $78,753                $136,446               $1,335,247
----------------------------------------- ------------------------- ----------------------- ------------------------

                                       25

----------------------------------------- --------------------------------------------------------------------------
                  FUND                                         AGGREGATE BROKERAGE COMMISSIONS
----------------------------------------- ------------------------- ----------------------- ------------------------
Arktos                                                         $0*                     $0*                      $0*
----------------------------------------- ------------------------- ----------------------- ------------------------
Arktos Master                                              $24,178                 $31,487                  $95,468
----------------------------------------- ------------------------- ----------------------- ------------------------
Medius                                                         n/a                $174,349                 $908,097
----------------------------------------- ------------------------- ----------------------- ------------------------
Mekros                                                         $36                $361,143                 $782,343
----------------------------------------- ------------------------- ----------------------- ------------------------
U.S. Government Bond                                       $46,080                 $15,686                  $53,129
----------------------------------------- ------------------------- ----------------------- ------------------------
Juno                                                           $0*                     $0*                      $0*
----------------------------------------- ------------------------- ----------------------- ------------------------
Juno Master                                                $37,724                 $58,257                  $42,113
----------------------------------------- ------------------------- ----------------------- ------------------------
Large-Cap Europe                                            $2,350                     $36                   $1,396
----------------------------------------- ------------------------- ----------------------- ------------------------
Large-Cap Japan                                                n/a                  $5,148                  $13,932
----------------------------------------- ------------------------- ----------------------- ------------------------
Banking                                                   $659,694                $462,351                 $457,891
----------------------------------------- ------------------------- ----------------------- ------------------------
Basic Materials                                           $594,977                $692,767                 $694,419
----------------------------------------- ------------------------- ----------------------- ------------------------
Biotechnology                                              $81,171                 $94,347                 $634,374
----------------------------------------- ------------------------- ----------------------- ------------------------
Consumer Products                                         $511,796                $319,647                 $416,435
----------------------------------------- ------------------------- ----------------------- ------------------------
Electronics                                               $581,340                $856,653               $2,839,150
----------------------------------------- ------------------------- ----------------------- ------------------------
Energy                                                    $342,714                $448,605                 $419,904
----------------------------------------- ------------------------- ----------------------- ------------------------
Energy Services                                           $786,595                $530,277                 $541,033
----------------------------------------- ------------------------- ----------------------- ------------------------
Financial Services                                      $1,359,895                $579,757               $1,073,709
----------------------------------------- ------------------------- ----------------------- ------------------------
Health Care                                             $1,119,895                $469,968                 $662,872
----------------------------------------- ------------------------- ----------------------- ------------------------
Internet                                                   $54,033                $108,771                 $836,983
----------------------------------------- ------------------------- ----------------------- ------------------------
Leisure                                                   $308,261                $460,738                 $427,181
----------------------------------------- ------------------------- ----------------------- ------------------------
Precious Metals                                           $312,468                $324,415                 $611,688
----------------------------------------- ------------------------- ----------------------- ------------------------
Retailing                                               $1,307,801                $958,106               $1,261,068
----------------------------------------- ------------------------- ----------------------- ------------------------
Technology                                                $427,781                $355,855               $1,617,159
----------------------------------------- ------------------------- ----------------------- ------------------------
Telecommunications                                        $276,751                $282,775               $1,613,751
----------------------------------------- ------------------------- ----------------------- ------------------------
Transportation                                            $606,656                $455,394                 $431,449
----------------------------------------- ------------------------- ----------------------- ------------------------
Utilities                                                 $378,353                $474,478                 $857,227
----------------------------------------- ------------------------- ----------------------- ------------------------
U.S. Government Money Market                                   n/a                     n/a                      n/a
----------------------------------------- ------------------------- ----------------------- ------------------------

*These Funds pursue their investment objective by investing in a "master" fund. Brokerage Commissions for the period were paid by each Fund's respective master fund.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Advisor may select a broker based upon brokerage or research services provided to the Advisor. The Advisor may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Advisor, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Advisor may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing  or  selling  securities,  and  the  availability  of  securities  or purchasers  or  sellers of  securities;  (2)  furnishing  analyses  and  reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Advisor believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Advisor might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Advisor may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Advisor will be in addition to and not in lieu of the services required to be performed by the Advisor under the Advisory Agreement. Any advisory or other fees paid to the Advisor are not reduced as a result of the receipt of research services.

In some cases the Advisor may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Advisor faces a potential conflict of interest, but the Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Advisor with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Advisor:

--------------------------------------------------------------------------------------------------------------------

                                      TOTAL DOLLAR AMOUNT OF BROKERAGE      TOTAL DOLLAR AMOUNT OF TRANSACTIONS
               FUND                  COMMISSIONS FOR RESEARCH SERVICES      INVOLVING BROKERAGE COMMISSIONS FOR
                                                                                     RESEARCH SERVICES
--------------------------------------------------------------------------------------------------------------------
Nova                                                             $89,618                               $425,227,835
--------------------------------------------------------------------------------------------------------------------
OTC                                                              $59,728                               $211,525,703
--------------------------------------------------------------------------------------------------------------------
Mekros                                                           $17,022                                $38,083,032
--------------------------------------------------------------------------------------------------------------------
Banking                                                          $18,346                               $119,334,646
--------------------------------------------------------------------------------------------------------------------
Basic Materials                                                  $77,221                               $386,454,925
--------------------------------------------------------------------------------------------------------------------
Biotechnology                                                    $14,098                                $35,336,711
--------------------------------------------------------------------------------------------------------------------
Consumer Products                                                $17,754                               $122,775,552
--------------------------------------------------------------------------------------------------------------------
Electronics                                                     $101,572                               $287,212,234
--------------------------------------------------------------------------------------------------------------------


                                      TOTAL DOLLAR AMOUNT OF BROKERAGE      TOTAL DOLLAR AMOUNT OF TRANSACTIONS
               FUND                  COMMISSIONS FOR RESEARCH SERVICES      INVOLVING BROKERAGE COMMISSIONS FOR
                                                                                     RESEARCH SERVICES
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Energy                                                           $46,064                               $258,836,350
--------------------------------------------------------------------------------------------------------------------
Energy Services                                                  $57,707                               $263,622,108
--------------------------------------------------------------------------------------------------------------------
Financial Services                                               $58,744                               $351,758,331
--------------------------------------------------------------------------------------------------------------------
Health Care                                                      $12,338                                $80,995,029
--------------------------------------------------------------------------------------------------------------------
Internet                                                         $18,091                                $26,384,170
--------------------------------------------------------------------------------------------------------------------
Leisure                                                          $25,735                               $126,766,314
--------------------------------------------------------------------------------------------------------------------
Technology                                                       $63,386                               $167,803,746
--------------------------------------------------------------------------------------------------------------------
Telecommunications                                               $82,375                               $188,124,172
--------------------------------------------------------------------------------------------------------------------
Transportation                                                   $41,648                               $208,109,243
--------------------------------------------------------------------------------------------------------------------
Precious Metals                                                  $25,748                                $65,351,720
--------------------------------------------------------------------------------------------------------------------
Retailing                                                        $39,245                               $209,690,802
--------------------------------------------------------------------------------------------------------------------
Utilities                                                        $86,382                               $369,991,191
--------------------------------------------------------------------------------------------------------------------

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Advisor or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal periods ended March 31, 2001, March 31, 2002, and March 31, 2003 the Funds paid no brokerage commissions to affiliates.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust's shares. As of March 31, 2003, the following Funds held securities of the Trust's "regular brokers or dealers:"

---------------------------------------------------------------------------------------------------------------------
          FUND                TYPE OF SECURITY            FULL NAME OF BROKER/DEALER          TOTAL $ AMOUNT OF
                                                                                              SECURITIES OF EACH
                                                                                          REGULAR BROKER-DEALER HELD
---------------------------------------------------------------------------------------------------------------------
Nova                     Repurchase Agreement        US Bank                                               8,160,592
                         Repurchase Agreement        PaineWebber, Inc.                                     8,160,592
                         Repurchase Agreement        Salomon Smith Barney, Inc.                            8,160,592
                         Common Stock                J.P. Morgan Chase & Co.                                 772,946
                         Common Stock                Goldman Sachs Group & Co.                                20,424
                         Common Stock                Lehman Brothers, Inc.                                   693,000
                         Common Stock                US Bancorp                                            1,218,326
                         Common Stock                Merrill Lynch & Co., Inc.                             1,125,720
---------------------------------------------------------------------------------------------------------------------
Ursa Master*             Repurchase Agreement        US Bank                                              44,912,443
                         Repurchase Agreement        PaineWebber, Inc.                                    44,912,443
                         Repurchase Agreement        Salomon Smith Barney, Inc.                           44,912,443
---------------------------------------------------------------------------------------------------------------------
OTC                      Repurchase Agreement        US Bank                                              17,446,812
                         Repurchase Agreement        PaineWebber, Inc.                                    17,446,812
                         Repurchase Agreement        Salomon Smith Barney, Inc.                           17,446,812
---------------------------------------------------------------------------------------------------------------------
Arktos Master*           Repurchase Agreement        US Bank                                              12,108,684
                         Repurchase Agreement        PaineWebber, Inc.                                    12,108,684
                         Repurchase Agreement        Salomon Smith Barney, Inc.                           12,108,684
                         Repurchase Agreement        Lehman Brothers, Inc.                                 5,616,137
---------------------------------------------------------------------------------------------------------------------
Medius                   Repurchase Agreement        US Bank                                               1,206,365
                         Repurchase Agreement        PaineWebber, Inc.                                     1,206,365
                         Repurchase Agreement        Salomon Smith Barney, Inc.                            1,206,365
                         Common Stock                La Branche, Inc.                                         68,116
---------------------------------------------------------------------------------------------------------------------
Mekros                   Repurchase Agreement        US Bank                                               1,848,406
                         Repurchase Agreement        PaineWebber, Inc.                                     1,848,406
                         Repurchase Agreement        Salomon Smith Barney, Inc.                            1,848,406
---------------------------------------------------------------------------------------------------------------------
U.S. Government Bond     Repurchase Agreement        US Bank                                                 865,456
                         Repurchase Agreement        PaineWebber, Inc.                                       865,456
                         Repurchase Agreement        Salomon Smith Barney, Inc.                              865,456
---------------------------------------------------------------------------------------------------------------------
Juno Master*             Repurchase Agreement        US Bank                                              33,718,951
                         Repurchase Agreement        PaineWebber, Inc.                                    33,718,951
                         Repurchase Agreement        Salomon Smith Barney, Inc.                           33,718,951
                         Repurchase Agreement        Lehman Brothers, Inc.                               196,960,000
---------------------------------------------------------------------------------------------------------------------
Large-Cap Europe                     n/a                             n/a                                         n/a
---------------------------------------------------------------------------------------------------------------------
Large-Cap Japan                      n/a                             n/a                                         n/a
---------------------------------------------------------------------------------------------------------------------
Banking                  Repurchase Agreement        US Bank                                                  85,307
                         Repurchase Agreement        PaineWebber, Inc.                                        85,307
                         Repurchase Agreement        Salomon Smith Barney, Inc.                               85,307
                         Common Stock                US Bancorp                                              214,948
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
          FUND                TYPE OF SECURITY            FULL NAME OF BROKER/DEALER          TOTAL $ AMOUNT OF
                                                                                              SECURITIES OF EACH
                                                                                          REGULAR BROKER-DEALER HELD
---------------------------------------------------------------------------------------------------------------------
Basic Materials          Repurchase Agreement        US Bank                                                  25,918
                         Repurchase Agreement        PaineWebber, Inc.                                        25,918
                         Repurchase Agreement        Salomon Smith Barney, Inc.                               25,918
---------------------------------------------------------------------------------------------------------------------
Biotechnology            Repurchase Agreement        US Bank                                                 531,618
                         Repurchase Agreement        PaineWebber, Inc.                                       531,618
                         Repurchase Agreement        Salomon Smith Barney, Inc.                              531,618
---------------------------------------------------------------------------------------------------------------------
Consumer Products        Repurchase Agreement        US Bank                                                  58,115
                         Repurchase Agreement        PaineWebber, Inc.                                        58,115
                         Repurchase Agreement        Salomon Smith Barney, Inc.                               58,115
---------------------------------------------------------------------------------------------------------------------
Electronics              Repurchase Agreement        US Bank                                                 133,519
                         Repurchase Agreement        PaineWebber, Inc.                                       133,519
                         Repurchase Agreement        Salomon Smith Barney, Inc.                              133,519
---------------------------------------------------------------------------------------------------------------------
Energy                   Repurchase Agreement        US Bank                                                  74,076
                         Repurchase Agreement        PaineWebber, Inc.                                        74,076
                         Repurchase Agreement        Salomon Smith Barney, Inc.                               74,076
---------------------------------------------------------------------------------------------------------------------
Energy Services          Repurchase Agreement        US Bank                                                 111,370
                         Repurchase Agreement        PaineWebber, Inc.                                       111,370
                         Repurchase Agreement        Salomon Smith Barney, Inc.                              111,370
---------------------------------------------------------------------------------------------------------------------
Financial Services       Repurchase Agreement        US Bank                                                  75,795
                         Repurchase Agreement        PaineWebber, Inc.                                        75,795
                         Repurchase Agreement        Salomon Smith Barney, Inc.                               75,795
                         Common Stock                Lehman Brothers, Inc.                                    23,100
                         Common Stock                J.P. Morgan Chase & Co.                                 121,775
                         Common Stock                US Bancorp                                              224,552
                         Common Stock                Goldman Sachs Group, Inc.                               408,480
                         Common Stock                Merrill Lynch                                           342,247
---------------------------------------------------------------------------------------------------------------------
Health Care              Repurchase Agreement        US Bank                                                 176,439
                         Repurchase Agreement        PaineWebber, Inc.                                       176,439
                         Repurchase Agreement        Salomon Smith Barney, Inc.                              176,439
---------------------------------------------------------------------------------------------------------------------
Internet                 Repurchase Agreement        US Bank                                                  18,987
                         Repurchase Agreement        PaineWebber, Inc.                                        18,987
                         Repurchase Agreement        Salomon Smith Barney, Inc.                               18,987
---------------------------------------------------------------------------------------------------------------------
Leisure                  Repurchase Agreement        US Bank                                                  22,468
                         Repurchase Agreement        PaineWebber, Inc.                                        22,468
                         Repurchase Agreement        Salomon Smith Barney, Inc.                               22,468
---------------------------------------------------------------------------------------------------------------------
Precious Metals          Repurchase Agreement        US Bank                                                 331,904
                         Repurchase Agreement        PaineWebber, Inc.                                       331,904
                         Repurchase Agreement        Salomon Smith Barney, Inc.                              331,904
---------------------------------------------------------------------------------------------------------------------
Retailing                Repurchase Agreement        US Bank                                                  91,574
                         Repurchase Agreement        PaineWebber, Inc.                                        91,574
                         Repurchase Agreement        Salomon Smith Barney, Inc.                               91,574
---------------------------------------------------------------------------------------------------------------------
Technology               Repurchase Agreement        US Bank                                                 105,515
                         Repurchase Agreement        PaineWebber, Inc.                                       105,515
                         Repurchase Agreement        Salomon Smith Barney, Inc.                              105,515
---------------------------------------------------------------------------------------------------------------------
Telecommunications       Repurchase Agreement        US Bank                                                  39,875
                         Repurchase Agreement        PaineWebber, Inc.                                        39,875
                         Repurchase Agreement        Salomon Smith Barney, Inc.                               39,875
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
          FUND                TYPE OF SECURITY            FULL NAME OF BROKER/DEALER          TOTAL $ AMOUNT OF
                                                                                              SECURITIES OF EACH
                                                                                          REGULAR BROKER-DEALER HELD
---------------------------------------------------------------------------------------------------------------------

Transportation           Repurchase Agreement        US Bank                                                  31,863
                         Repurchase Agreement        PaineWebber, Inc.                                        31,863
                         Repurchase Agreement        Salomon Smith Barney, Inc.                               31,863
---------------------------------------------------------------------------------------------------------------------
Utilities                Repurchase Agreement        US Bank                                                  94,764
                         Repurchase Agreement        PaineWebber, Inc.                                        94,764
                         Repurchase Agreement        Salomon Smith Barney, Inc.                               94,764
---------------------------------------------------------------------------------------------------------------------
U.S. Government Money    Repurchase Agreement        US Bank                                              23,710,772
Market                   Repurchase Agreement        PaineWebber, Inc.                                    23,710,772
                         Repurchase Agreement        Salomon Smith Barney, Inc.                           23,710,772
                         Repurchase Agreement        Lehman Brothers, Inc.                               137,785,965
---------------------------------------------------------------------------------------------------------------------

* These Funds pursue their investment objective by investing in a "master" fund. These securities are held by each Fund's respective master fund.

MANAGEMENT OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Rydex Family of Funds are supervised by the Trustees under the laws of the State of Delaware. Each Trustee is responsible for the 58 Funds in the Trust as well as other funds in the Rydex Family of Funds, including the Funds of Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust that are described in separate prospectuses and SAIs. In total the Rydex Family of Funds is comprised of 122 Funds, each of which is overseen by the Trustees. The Trustees have approved contracts, as described below, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

TRUSTEES
COREY A. COLEHOUR (58)

         Trustee of Rydex Series Funds, 1993 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; Senior Vice President of Marketing of Schield Management Company, a registered investment advisor, 1985 to present.

J. KENNETH DALTON (63)

         Trustee of Rydex Series Funds, 1995 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; Mortgage Banking Consultant and Investor, The Dalton Group, a real estate company, 1995 to present; President, CRAM Mortgage Group, Inc., 1966 to 1995.

JOHN O.  DEMARET (64)

         Trustee of Rydex Series Funds, 1997 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; Founder and Chief Executive Officer, Health Cost Controls America, Chicago, Illinois, 1987 to 1996;

         sole practitioner, Chicago, Illinois, 1984 to 1987; General Counsel for
         the  Chicago  Transit   Authority,   1981  to  1984;   Senior  Partner,
         O'Halloran, LaVarre & Demaret, Northbrook, Illinois, 1978 to 1981.

PATRICK T.  MCCARVILLE (61)

         Trustee of Rydex Series Funds, 1997 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; Founder and Chief Executive Officer, Par Industries, Inc., Northbrook, Illinois, 1977 to present; President and Chief Executive Officer, American Health Resources, Northbrook, Illinois, 1984 to 1986.

ROGER SOMERS (59)

         Trustee of Rydex Series Funds, 1993 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; President, Arrow Limousine, 1963 to present.

BOARD STANDING COMMITTEES. The Board has established the following standing committee:

         AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Servicer that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Colehour, Dalton, Demaret, McCarville, and Somers currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met 4 times in the most recently completed fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "Advisor" below, the Board's continuance of the investment advisory agreement must be specifically approved at least annually:
(i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the investment advisory agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory agreement for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Advisor. The Trustees use this information, as well as information that other Fund service providers may submit to the Board, to help them decide whether to renew the investment advisory agreement for another year.

Before this year's meeting , the Board requested and received written materials from the Advisor about: (a) the quality of the Advisor's investment management and other services; (b) the Advisor's investment management personnel; (c) the Advisor's operations and financial condition; (d) the Advisor's brokerage practices (including any soft dollar arrangements) and investment strategies;
(e) the level of the advisory fees that the Advisor charges the Fund compared with the fees it charges to comparable mutual funds or accounts(if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds;
(g) the level of the Advisor's  profitability from its Fund-related  operations;
(h) the Advisor's compliance systems; (i) the Advisor's policies on and compliance procedures for personal securities transactions; (j) the Advisor' reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Advisor presented additional oral and written information to the Board to help the Board evaluate the Advisor's fee and other aspects of the investment advisory agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Advisor's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the investment advisory agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important or controlling.

Based  on the  Board's  deliberations  and  its  evaluation  of the  information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the investment advisory agreement are fair and reasonable; (b) concluded that the Advisor's fees are reasonable in light of the services that the Advisor provides to the Fund; and (c) agreed to renew the investment advisory agreement for another year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each Fund and all Rydex Funds as of the end of the most recently completed calendar year. Shares of the Master Funds are not available for purchase by individuals. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The valuation date is December 31, 2002. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

  -------------------------------- -------------------------------------------- ---------------------------------
  NAME                             DOLLAR RANGE OF FUND SHARES                  AGGREGATE DOLLAR RANGE OF
                                   (RYDEX SERIES FUNDS ONLY)                    SHARES IN ALL RYDEX FUNDS
                                                                                OVERSEEN BY TRUSTEE
  -------------------------------- -------------------------------------------- ---------------------------------
  Corey A. Colehour                $0                                           $0
  -------------------------------- -------------------------------------------- ---------------------------------
  J. Kenneth Dalton                $0                                           $0
  -------------------------------- -------------------------------------------- ---------------------------------
  John O. Demaret                  over $100,000 - Nova Fund                    over $100,000
                                   $50,001-$100,000 - Juno Fund
  -------------------------------- -------------------------------------------- ---------------------------------
                                   $10,001-50,000 - Nova Fund
  Patrick T. McCarville            $1-10,000 - OTC Fund                         $50,001-$100,000
                                   $10,001-$50,000 - Sector Rotation Fund
  -------------------------------- -------------------------------------------- ---------------------------------
  Roger Somers                     $10,001 - $50,000 - Nova Fund                $50,001-$100,00
                                   $10,001-$50,000 - Biotechnology Fund
  -------------------------------- -------------------------------------------- ---------------------------------

BOARD COMPENSATION. The aggregate compensation paid by the Trust to each of its Trustees serving during the fiscal year ended March 31, 2003, is set forth in the table below:


---------------------------- -------------------- -------------------- --------------------- -------------------
           NAME                   AGGREGATE           PENSION OR         ESTIMATED ANNUAL          TOTAL
                                                      RETIREMENT
                                                   BENEFITS ACCRUED
                              COMPENSATION FROM   AS PART OF TRUST'S      BENEFITS UPON      COMPENSATION FROM
                                    TRUST              EXPENSES             RETIREMENT         FUND COMPLEX*
---------------------------- -------------------- -------------------- --------------------- -------------------
Corey A. Colehour                        $31,000                   $0                    $0             $48,500
---------------------------- -------------------- -------------------- --------------------- -------------------
J. Kenneth Dalton                        $31,000                   $0                    $0             $48,500
---------------------------- -------------------- -------------------- --------------------- -------------------
Roger Somers                             $31,000                   $0                    $0             $48,500
---------------------------- -------------------- -------------------- --------------------- -------------------
John O. Demaret                          $31,000                   $0                    $0             $48,500
---------------------------- -------------------- -------------------- --------------------- -------------------
Patrick T. McCarville                    $31,000                   $0                    $0             $48,500
---------------------------- -------------------- -------------------- --------------------- -------------------

* Each member of the Board of Trustees also serves as a Trustee to Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust.

TRUST OFFICERS. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. None of the Officers receive compensation from the Trust for their services.

CARL G. VERBONCOEUR (51)

         President, Chief Executive Officer and Treasurer of the Trust, 2003 to present; President and Chief Executive Officer of Rydex Series Funds, 2003 to present; Treasurer of Rydex Series Funds, 1997 to present; Vice President of Rydex Series Funds, 1997 to 2003; President and Chief Executive Officer of Rydex Variable Trust, 2003 to present; Treasurer of Rydex Variable Trust, 1998 to present; Vice President Rydex Variable Trust, 1998 to 2003; President and Chief Executive Officer of Rydex Dynamic Funds, 2003 to present; Treasurer of Rydex Dynamic Funds, 1999 to present; Vice President of Rydex Dynamic Funds, 1999 to 2003; President and Chief Executive Officer of Rydex Fund Services, Inc., 2003 to present; Executive Vice President of Rydex Fund Services, Inc., 2000 to 2003; President and Chief Executive Officer of Rydex Distributors, Inc., 2003 to present; Executive Vice President of Rydex Distributors, Inc., 1997 to 2003; Executive Vice President of Rydex Capital Partners I, LLC., investment advisor, 2003 to present; Executive Vice President of Rydex Capital Partners II, LLC., investment advisor, 2003 to present; Senior Vice President, Crestar Bank, 1995 to 1997; Senior Vice President, Crestar Asset Management Company, a registered investment advisor, 1993 to 1995; Vice President of Perpetual Savings Bank, 1987 to 1993.

ROBERT M. STEELE (45)

         Secretary and Vice President of the Trust,  2003 to present;  Secretary and Vice President of Rydex Series Funds, 1994 to present; Secretary and Vice President of Rydex Variable Trust, 1998 to present; Secretary and Vice President of Rydex Dynamic Funds, 1999 to present; Executive Vice President of PADCO Advisors, Inc., investment advisor, 2000 to present; Executive Vice President of PADCO Advisors II, Inc., investment advisor, 2000 to present; Executive Vice President of Rydex Capital Partners I, LLC., investment advisor, 2003 to present; Executive Vice President of Rydex Capital Partners II, LLC., investment advisor, 2003 to present; Executive Vice President of Rydex Fund
         Services Inc., investment advisor, 2000 to present; Executive Vice President of Rydex Distributors, Inc., 1996 to present; Vice President of The Boston Company, Inc., an institutional money management firm, 1987 to 1994.

MICHAEL P. BYRUM (33)

         Vice President of the Trust, 2003 to present; Vice President of Rydex Series Funds, 1997 to present; Vice President of the Rydex Variable Trust, 1998 to present; Vice President of Rydex Dynamic Funds, 1999 to present; Chief Operating Officer of PADCO Advisors, Inc., investment advisor, 2003 to present; Executive Vice President of PADCO Advisors, Inc., investment advisor, 1993 to present; Senior Portfolio Manager of PADCO Advisors, Inc., investment advisor, 1993 to 2003; Chief Operating Officer of PADCO Advisors II, Inc., investment advisor, 2003 to present; Executive Vice President of PADCO Advisors II, Inc., investment advisor, 1996 to present; Senior Portfolio Manager of PADCO Advisors II, Inc., investment advisor, 1996 to 2003; President of Rydex Capital Partners I, LLC., investment advisor, 2003 to present; President of Rydex Capital Partners II, LLC., investment advisor, 2003 to present; Chief Operating Officer of Rydex Distributors, Inc. 2003 to present; Executive Vice President of Rydex Distributors, Inc. 1996 to present; Secretary of Rydex Distributors, Inc., 1996 to present; Investment Representative, Money Management Associates, a registered investment advisor, 1992 to 1993.

JOANNA M. HAIGNEY (37)

         Assistant Secretary of the Trust, 2003 to Present; Assistant Secretary of Rydex Series Funds, 2000 to present; Assistant Secretary of the Rydex Variable Trust, 2000 to present; Assistant Secretary of Rydex Dynamic Funds, 2000 to present; Vice President of Compliance of Rydex Fund Services, Inc., 2000 to present; Assistant Secretary of the Rydex Dynamic Funds, 2000 to present; Vice President Fund Administration, Chase Global Funds Services Co., a division of Chase Manhattan Bank NA, 1994 to 1999.

ADVISOR
PADCO Advisors, Inc., 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, provides portfolio management to each Fund pursuant to an advisory contract with the Trust. The Advisor was incorporated in the State of Maryland on February 5, 1993, together with PADCO Advisors II, Inc., a registered investment advisor under common control and does business under the name Rydex Investments (the "Advisor"). The voting common stock of the Advisor is held predominantly by a trust established by the late Albert P. Viragh, Jr., the founder of the Advisor, for the benefit of members of his family (the "Viragh Family Trust"). Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through its ownership of voting common stock the Viragh Family Trust and/or its three trustees, Katherine A. Viragh, Mark S. Viragh and Roger E. Young, may be deemed, under the 1940 Act, to control the Advisor.

The Advisor manages the investment and the reinvestment of the assets of each of the Funds, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Trustees and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the Trustees of the Trust who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares.

Under an investment advisory agreement, the Advisor serves as the investment advisor for each series of the Trust and provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to direction and control by the Trustees and the officers of the Trust. As of July 2, 2003 assets under management of the Advisor were approximately $7.71 billion. Pursuant to the advisory agreement with the Advisor, the Funds pay the Advisor the following fees at an annual rate based on the average daily net assets for each respective Fund, as set forth below.

For the fiscal periods ended March 31, 2001, March 31, 2002 and March 31, 2003 the Advisor received the following investment advisory fees from the Trust:

  ------------------------------------- -------------------------------------------------------------------------
                  FUND                                             ADVISORY FEES PAID
  ------------------------------------- ---------------------- ------------------------ -------------------------
                                                2001                    2002                      2003
  ------------------------------------- ---------------------- ------------------------ -------------------------
  Nova                                                    n/a                      n/a                       n/a
  ------------------------------------- ---------------------- ------------------------ -------------------------
  Nova Master                                      $3,863,205               $2,139,978                $1,439,326
  ------------------------------------- ---------------------- ------------------------ -------------------------
  Ursa                                                    n/a                      n/a                       n/a
  ------------------------------------- ---------------------- ------------------------ -------------------------
  Ursa Master                                      $2,509,115               $2,155,235                $3,997,936
  ------------------------------------- ---------------------- ------------------------ -------------------------
  OTC                                             $19,615,758               $7,690,463                $4,004,889
  ------------------------------------- ---------------------- ------------------------ -------------------------
  Arktos                                             $932,069                 $783,164                $1,367,917
  ------------------------------------- ---------------------- ------------------------ -------------------------
  Arktos Master                                           n/a                 $145,788                  $349,631
  ------------------------------------- ---------------------- ------------------------ -------------------------
  Medius                                                  n/a                      n/a                       n/a
  ------------------------------------- ---------------------- ------------------------ -------------------------
  Mekros                                             $174,873                 $687,717                  $533,595
  ------------------------------------- ---------------------- ------------------------ -------------------------
  U.S. Government Bond                               $169,040                 $203,155                  $259,870
  ------------------------------------- ---------------------- ------------------------ -------------------------
  Juno                                                    n/a                      n/a                       n/a
  ------------------------------------- ---------------------- ------------------------ -------------------------
  Juno Master                                         $83,219                 $147,384                  $686,240
  ------------------------------------- ---------------------- ------------------------ -------------------------
  Large-Cap Europe                                   $129,630                 $104,963                  $130,445
  ------------------------------------- ---------------------- ------------------------ -------------------------
  Large-Cap Japan                                     $57,190                  $92,366                  $149,901
  ------------------------------------- ---------------------- ------------------------ -------------------------
  Banking                                            $498,044                 $333,869                  $235,472
  ------------------------------------- ---------------------- ------------------------ -------------------------
  Basic Materials                                    $199,540                 $319,622                  $174,818
  ------------------------------------- ---------------------- ------------------------ -------------------------
  Biotechnology                                    $4,854,388               $2,841,582                $1,281,682
  ------------------------------------- ---------------------- ------------------------ -------------------------
  Consumer Products                                  $307,167                 $282,135                  $264,410
  ------------------------------------- ---------------------- ------------------------ -------------------------
  Electronics                                      $2,242,657                 $759,437                  $404,121
  ------------------------------------- ---------------------- ------------------------ -------------------------
  Energy                                             $263,383                 $267,926                  $193,050
  ------------------------------------- ---------------------- ------------------------ -------------------------
  Energy Services                                    $762,813                 $328,548                  $284,470
  ------------------------------------- ---------------------- ------------------------ -------------------------
  Financial Services                               $1,169,494                 $487,439                  $330,898
  ------------------------------------- ---------------------- ------------------------ -------------------------
  Health Care                                      $1,034,243                 $630,400                  $381,970
  ------------------------------------- ---------------------- ------------------------ -------------------------
  Internet                                           $166,275                 $109,815                   $95,955
  ------------------------------------- ---------------------- ------------------------ -------------------------
  Leisure                                            $124,415                 $140,372                   $92,939
  ------------------------------------- ---------------------- ------------------------ -------------------------
  Precious Metals                                    $311,986                 $379,509                  $592,246
  ------------------------------------- ---------------------- ------------------------ -------------------------
  Retailing                                          $378,227                 $434,676                  $203,991
  ------------------------------------- ---------------------- ------------------------ -------------------------
  Technology                                         $612,100                 $505,009                  $291,573
  ------------------------------------- ---------------------- ------------------------ -------------------------
  Telecommunications                                 $309,898                 $134,690                  $170,536
  ------------------------------------- ---------------------- ------------------------ -------------------------
  Transportation                                     $388,463                 $213,916                   $88,445
  ------------------------------------- ---------------------- ------------------------ -------------------------
  Utilities                                          $236,849                 $156,581                  $145,230
  ------------------------------------- ---------------------- ------------------------ -------------------------
  U.S. Government Money Market                     $6,307,648               $6,808,387                $8,267,843
  ------------------------------------- ---------------------- ------------------------ -------------------------

THE ADMINISTRATIVE SERVICE AGREEMENT AND ACCOUNTING SERVICE AGREEMENT
General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Funds by Rydex Fund
Services, Inc. (the "Servicer"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, subject to the general supervision and control of the Trustees and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer. The Servicer is wholly-owned by the Viragh Family Trust.

Under the service agreement, the Servicer provides the Trust and each Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and each Fund under federal and state securities laws. The Servicer also maintains the shareholder account records for each Fund, disburses dividends and distributions payable by each Fund, and produces statements with respect to account activity for each Fund and each Fund's shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to each Fund; each Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement. For the fiscal periods ended March 31, 2001, March 31, 2002, and March 31, 2003 the Funds paid the Servicer the following service fees:

  --------------------------------------- -------------------------------------------------------------------------
                   FUND                                       ADMINISTRATIVE SERVICE FEES PAID
  --------------------------------------- ----------------------- ----------------------- -------------------------
                                                   2001                    2002                     2003
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Nova                                                $1,287,735                $757,250                  $479,921
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Nova Master                                                n/a                     n/a                       n/a
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Ursa                                                  $698,887                $611,240                $1,110,714
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Ursa Master                                                n/a                     n/a                       n/a
  --------------------------------------- ----------------------- ----------------------- -------------------------
  OTC                                                 $6,538,586              $2,593,477                $1,335,851
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Arktos                                                $260,626                $221,752                  $379,917
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Arktos Master                                              n/a                     n/a                       n/a
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Medius                                                     n/a                 $40,977                   $97,202
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Mekros                                                 $48,576                $193,315                  $148,344
  --------------------------------------- ----------------------- ----------------------- -------------------------
  U.S. Government Bond                                   $67,616                 $85,719                  $103,996
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Juno                                                   $23,384                 $41,952                  $190,896
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Juno Master                                                n/a                     n/a                       n/a
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Large-Cap Europe                                       $36,009                 $31,009                   $36,248
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Large-Cap Japan                                        $15,886                 $26,736                   $41,678
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Banking                                               $146,483                $103,668                   $69,322
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Basic Materials                                        $58,692                 $94,594                   $51,486
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Biotechnology                                       $1,427,761                $853,716                  $377,194
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Consumer Products                                      $90,343                 $85,323                   $77,847
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Electronics                                           $659,605                $241,503                  $118,950
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Energy                                                 $77,259                 $79,619                   $56,823
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Energy Services                                       $224,357                $104,259                   $83,751
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Financial Services                                    $343,969                $155,523                   $97,398
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Health Care                                           $304,189                $203,112                  $112,414
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Internet                                               $48,905                 $33,478                   $28,226
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Leisure                                                $36,584                 $46,131                   $27,374
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Precious Metals                                       $103,995                $127,940                  $197,508
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Retailing                                             $111,243                $129,455                   $60,069
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Technology                                            $180,029                $157,066                   $85,797
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Telecommunications                                     $91,147                 $40,134                   $50,170
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Transportation                                        $114,254                 $69,752                   $26,066
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Utilities                                              $69,661                 $48,414                   $42,752
  --------------------------------------- ----------------------- ----------------------- -------------------------
  U.S. Government Money Market                        $2,523,059              $2,819,808                $3,303,268
  --------------------------------------- ----------------------- ----------------------- -------------------------


Pursuant to an Accounting Service Agreement the Servicer serves as Accounting Services Agent and performs certain record keeping and accounting functions. The Servicer received the following fees for the fiscal periods ended March 31, 2001, March 31, 2002, and March 31, 2003:

  --------------------------------------- -------------------------------------------------------------------------
                   FUND                                        ACCOUNTING SERVICES FEES PAID
  --------------------------------------- -------------------------------------------------------------------------
                                                   2001                    2002                     2003
  --------------------------------------- ----------------------- ----------------------- -------------------------


  --------------------------------------- -------------------------------------------------------------------------
                   FUND                                        ACCOUNTING SERVICES FEES PAID
  --------------------------------------- -------------------------------------------------------------------------
                                                   2001                    2002                     2003
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Nova                                                  $128,883                $201,168                  $191,427
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Nova Master                                                n/a                     n/a                       n/a
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Ursa                                                   $83,588                $189,062                  $383,247
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Ursa Master                                                n/a                     n/a                       n/a
  --------------------------------------- ----------------------- ----------------------- -------------------------
  OTC                                                   $599,577                $500,063                  $447,781
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Arktos                                                 $50,934                 $81,838                  $151,916
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Arktos Master                                              n/a                     n/a                       n/a
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Medius                                                     n/a                 $16,052                   $38,848
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Mekros                                                 $12,032                 $65,609                   $59,288
  --------------------------------------- ----------------------- ----------------------- -------------------------
  U.S. Government Bond                                   $28,984                 $40,773                   $51,974
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Juno                                                    $8,610                 $17,031                   $76,345
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Juno Master                                                n/a                     n/a                       n/a
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Large-Cap Europe                                       $13,689                 $12,598                   $14,494
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Large-Cap Japan                                         $6,558                  $9,986                   $16,656
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Banking                                                $39,433                 $36,620                   $27,703
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Basic Materials                                        $18,938                 $38,645                   $20,567
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Biotechnology                                         $157,158                $229,949                  $150,780
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Consumer Products                                      $24,248                 $35,303                   $31,107
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Electronics                                            $93,181                 $78,304                   $47,544
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Energy                                                 $25,768                 $31,695                   $22,712
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Energy Services                                        $50,434                 $39,090                   $33,467
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Financial Services                                     $62,167                 $52,454                   $38,929
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Health Care                                            $56,496                 $67,924                   $44,938
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Internet                                               $15,705                 $12,923                   $11,289
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Leisure                                                $14,280                 $16,093                   $10,934
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Precious Metals                                        $35,019                 $51,478                   $78,966
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Retailing                                              $32,020                 $51,580                   $23,999
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Technology                                             $48,667                 $55,838                   $34,303
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Telecommunications                                     $33,794                 $16,654                   $20,063
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Transportation                                         $32,642                 $25,953                   $10,405
  --------------------------------------- ----------------------- ----------------------- -------------------------
  Utilities                                              $20,828                 $20,491                   $17,086
  --------------------------------------- ----------------------- ----------------------- -------------------------
  U.S. Government Money Market                          $279,566                $598,529                  $830,951
  --------------------------------------- ----------------------- ----------------------- -------------------------

DISTRIBUTION
Pursuant to the Distribution Agreement adopted by the Trust, Rydex Distributors, Inc. (the "Distributor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, acts as distributor for the shares of the Trust under the general supervision and control of the Trustees and the officers of the Trust. The Distribution Agreement grants the Distributor the exclusive right to distribute the shares of the Trust. In addition, the Distribution Agreement permits the Distributor to receive as compensation any front-end sales load or contingent deferred sales charge collected by the Funds or other asset-based sales charges collected pursuant to any distribution or shareholder services plans adopted by the Funds on behalf of the various classes of shares. Each of the Funds' current distribution and shareholder services plans, as well as a description of the services performed under each, are described below.

ADVISOR CLASS DISTRIBUTION AND SHAREHOLDER SERVICING PLAN - Each Fund has adopted a Distribution and Shareholder Services Plan for Advisor Class Shares (the "Advisor Class Plan"). Under the Advisor Class Plan, the Distributor, or third parties that enter into agreements with the Distributor ("Service Providers"), may receive up to .25% of each Fund's assets attributable to Advisor Class Shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. In addition to distribution services, the Advisor Class Plan permits the payment of up to .25% of each Fund's assets attributable to Advisor Class Shares to the Distributor or designated Service Providers as compensation for shareholder services, which are not primarily intended to result in the sale of the shares of the Funds.

A-CLASS DISTRIBUTION PLAN - Each Fund has adopted a Distribution Plan applicable to A-Class Shares. Under the Distribution Plan, the Distributor, or designated Service Providers, may receive up to .25% of each Fund's assets attributable to A-Class Shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. No fees were paid under the A-Class Distribution Plan for the fiscal year ended March 31, 2003.

C-CLASS DISTRIBUTION AND SHAREHOLDER SERVICING PLAN - Each Fund has adopted a Distribution and Shareholder Services Plan for C-Class Shares (the "C-Class Plan"). Under the C-Class Plan, the Distributor, or designated Service Providers, may receive up to a total of 1.00% of each Fund's assets attributable to C-Class Shares as compensation for distribution and shareholder services pursuant to Rule 12b-1 of the 1940 Act. The C-Class Plan allows for payment of up to .75% of each Fund's assets attributable to C-Class Shares as compensation for distribution services and up to .25% of each Fund's assets attributable to C-Class Shares as compensation for shareholder services.

H-CLASS DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN - Each Fund has adopted a Distribution Plan and a Shareholder Services Plan applicable to H-Class Shares. Under the Distribution Plan, the Distributor, or designated Service Providers, may receive up to .25% of each Fund's assets attributable to H-Class Shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. The Shareholder Services Plan permits the payment of up to .25% of each Fund's assets attributable to H-Class Shares to designated Service Providers as compensation for providing shareholder services, which are not primarily intended to result in the sale of the shares of the Funds.

DESCRIPTION OF DISTRIBUTION AND SHAREHOLDER SERVICES - Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Services Provider; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Funds on behalf of clients.

The Funds paid the following fees pursuant to the plans for the fiscal year ended March 31, 2003:

  ---------------------------------------- --------------------------- ------------------------ -------------------
  FUND                                           ADVISOR CLASS                 C-CLASS               H-CLASS
  ---------------------------------------- --------------------------- ------------------------ -------------------
  Nova                                                       $168,022                 $104,433                 n/a
  ---------------------------------------- --------------------------- ------------------------ -------------------
  Nova Master                                                     n/a                      n/a                 n/a
  ---------------------------------------- --------------------------- ------------------------ -------------------

  ---------------------------------------- --------------------------- ------------------------ -------------------
  FUND                                           ADVISOR CLASS                 C-CLASS               H-CLASS
  ---------------------------------------- --------------------------- ------------------------ -------------------
  Ursa                                                       $128,632                 $125,862                 n/a
  ---------------------------------------- --------------------------- ------------------------ -------------------
  Ursa Master                                                     n/a                      n/a                 n/a
  ---------------------------------------- --------------------------- ------------------------ -------------------
  OTC                                                        $123,240                  $33,924                 n/a
  ---------------------------------------- --------------------------- ------------------------ -------------------
  Arktos                                                          n/a                  $27,635                 n/a
  ---------------------------------------- --------------------------- ------------------------ -------------------
  Arktos Master                                                   n/a                      n/a                 n/a
  ---------------------------------------- --------------------------- ------------------------ -------------------
  Medius                                                          n/a                  $37,567             $88,093
  ---------------------------------------- --------------------------- ------------------------ -------------------
  Mekros                                                          n/a                  $99,236            $123,648
  ---------------------------------------- --------------------------- ------------------------ -------------------
  U.S. Government Bond                                            n/a                  $14,139                 n/a
  ---------------------------------------- --------------------------- ------------------------ -------------------
  Juno                                                            n/a                 $136,625                 n/a
  ---------------------------------------- --------------------------- ------------------------ -------------------
  Juno Master                                                     n/a                      n/a                 n/a
  ---------------------------------------- --------------------------- ------------------------ -------------------
  Large-Cap Europe                                                n/a                   $3,732             $35,341
  ---------------------------------------- --------------------------- ------------------------ -------------------
  Large-Cap Japan                                                 n/a                     $966             $41,394
  ---------------------------------------- --------------------------- ------------------------ -------------------
  Banking                                                     $48,428                   $4,608                 n/a
  ---------------------------------------- --------------------------- ------------------------ -------------------
  Basic Materials                                             $32,007                   $5,654                 n/a
  ---------------------------------------- --------------------------- ------------------------ -------------------
  Biotechnology                                               $84,698                   $9,099                 n/a
  ---------------------------------------- --------------------------- ------------------------ -------------------
  Consumer Products                                           $92,323                   $6,882                 n/a
  ---------------------------------------- --------------------------- ------------------------ -------------------
  Electronics                                                 $30,041                   $8,529                 n/a
  ---------------------------------------- --------------------------- ------------------------ -------------------
  Energy                                                      $54,803                   $5,672                 n/a
  ---------------------------------------- --------------------------- ------------------------ -------------------
  Energy Services                                             $61,511                   $8,076                 n/a
  ---------------------------------------- --------------------------- ------------------------ -------------------
  Financial Services                                         $109,847                   $5,731                 n/a
  ---------------------------------------- --------------------------- ------------------------ -------------------
  Health Care                                                $120,548                  $10,438                 n/a
  ---------------------------------------- --------------------------- ------------------------ -------------------
  Internet                                                    $25,973                   $4,231                 n/a
  ---------------------------------------- --------------------------- ------------------------ -------------------
  Leisure                                                     $15,529                   $2,953                 n/a
  ---------------------------------------- --------------------------- ------------------------ -------------------
  Precious Metals                                                 n/a                  $20,670                 n/a
  ---------------------------------------- --------------------------- ------------------------ -------------------
  Retailing                                                   $61,366                   $1,571                 n/a
  ---------------------------------------- --------------------------- ------------------------ -------------------
  Technology                                                  $95,138                   $5,993                 n/a
  ---------------------------------------- --------------------------- ------------------------ -------------------
  Telecommunications                                          $32,387                   $4,988                 n/a
  ---------------------------------------- --------------------------- ------------------------ -------------------
  Transportation                                              $11,710                   $2,817                 n/a
  ---------------------------------------- --------------------------- ------------------------ -------------------
  Utilities                                                   $16,408                   $9,618                 n/a
  ---------------------------------------- --------------------------- ------------------------ -------------------
  U.S. Government Money Market                            $1,471,093*                $960,440*                 n/a
  ---------------------------------------- --------------------------- ------------------------ -------------------

*These are net of waived expenses

COSTS AND EXPENSES
Each Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; non-interested Trustees' fees and expenses; the costs and expenses of redeeming shares of the Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines. In addition, each of the Funds pays an equal portion of the Trustee fees and expenses for attendance at Trustee meetings for the Trustees of the Trust who are not affiliated with or interested persons of the Advisor.

BUSINESS CONTINUITY AND DISASTER RECOVERY
The Advisor, the Distributor and the Servicer (collectively, the "Service Providers") have developed a joint Business Continuity and Disaster Recovery Program that is designed to minimize the disruption of normal business operations in the event of a disaster. While the Service Providers believe that the Program is comprehensive and should enable them to survive a disaster and reestablish normal business operations in a timely manner, under certain unusual or unexpected circumstances the Service Providers could be prevented or hindered from providing services to the Funds for extended periods of time. These circumstances may include, without limitation, acts of God, acts of government in its sovereign or contractual capacity, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. Under each Service Provider's agreement with the Trust, absent willful misfeasance, bad faith or gross negligence on the part of the Service Provider, or the reckless disregard of their respective obligations, the Service Provider generally will not be liable for any related losses to the Funds or to the Funds' shareholders as a result of such an occurrence.

PRINCIPAL HOLDERS OF SECURITIES

As of July 2, 2003, the following persons were the only persons who were record owners or, to the knowledge of the Trust, beneficial owners of 5% or more of the shares of the Funds.

FUND NAME - CLASS                          NAME & ADDRESS                                   SHARES          PERCENT
Nova Fund - Investor Class                 Schwab, Inc.                              1,230,007.131            16.73
                                           051206110
                                           Attn: Mutual Funds Team E
                                           101 Montgomery Street
                                           San Francisco, CA 94104

Nova Fund - Investor Class                 National Financial Services Corp.         1,309,039.636            17.80
                                           061402745
                                           200 Liberty Street
                                           New York, NY 10821

Nova Fund - Investor Class                 National Investor Services Corp.            546,148.718             7.43
                                           071105822
                                           55 Water Street
                                           32nd Floor
                                           New York, NY 10041-3299

Ursa Fund - Investor Class                 Schwab, Inc.                              8,777,639.202            16.79
                                           051206110
                                           Attn: Mutual Funds Team E
                                           101 Montgomery Street
                                           San Francisco, CA 94104

Ursa Fund - Investor Class                 National Financial Services Corp.        22,629,108.709            43.29
                                           061402745
                                           200 Liberty Street
                                           New York, NY 10281

OTC Fund - Investor Class                  Schwab, Inc.                             30,224,087.136            32.09
                                           051206110
                                           Attn: Mutual Funds Team E
                                           101 Montgomery Street
                                           San Francisco, CA 94104

FUND NAME - CLASS                          NAME & ADDRESS                                   SHARES          PERCENT

OTC Fund - Investor Class                  National Financial Services Corp.        17,036,565.582            18.09
                                           061402745
                                           200 Liberty Street
                                           New York, NY 10281

OTC Fund - Investor Class                  GE Financial Trust                        5,978,166.242             6.35
                                           071102530
                                           2425 E Camelback Road
                                           Suite 530

Arktos Fund - Investor Class               Schwab, Inc.                              1,349,669,043            23.62
                                           051206110
                                           Attn: Mutual Funds Team E
                                           101 Montgomery Street
                                           San Francisco, CA 94104

Arktos Fund - Investor Class               National Financial Services Corp.           857,094.507            15.00
                                           061402745
                                           200 Liberty Street
                                           New York, NY 10281

Arktos Fund - Investor Class               National Investor Services Corp.            385,797.532             6.75
                                           071105822
                                           55 Water Street
                                           32nd Floor
                                           New York, NY 10041-3299

Medius Fund - H-Class                      Schwab, Inc.                                168,712.325            10.36
                                           051206110
                                           Attn: Mutual Funds Team E
                                           101 Montgomery Street
                                           San Francisco, CA 94104

Medius Fund - H-Class                      National Financial Services Corp.           153,726.167             9.44
                                           061402745
                                           200 Liberty Street
                                           New York, NY 10281

Mekros Fund - H-Class                      Schwab, Inc.                                463,535.679             8.33
                                           051206110
                                           Attn: Mutual Funds Team E
                                           101 Montgomery Street
                                           San Francisco, CA 94104

Mekros Fund - H-Class                      National Financial Services Corp.           888,748.494            15.97
                                           061402745
                                           200 Liberty Street
                                           New York, NY 10281

U.S. Government Bond Fund -                National Financial Services Corp.           146,429.614             7.25
Investor Class                             061402745
                                           200 Liberty Street
                                           New York, NY 10281

FUND NAME - CLASS                          NAME & ADDRESS                                   SHARES          PERCENT

U.S. Government Bond Fund -                William Siegel (RIRA)                       108,617.194             5.38
Investor Class                             061908228
                                           London,
                                           England NW8
                                           7RJ, 0000

U.S. Government Bond Fund -                Trust Company of America                    451,113.209            22.33
Investor Class                             081309848
                                           P.O. Box 6503
                                           Englewood, CO 80112

Juno Fund - Investor Class                 Schwab, Inc.                              3,290,667.858            23.80
                                           051206110
                                           Attn: Mutual Funds Team E
                                           101 Montgomery Street
                                           San Francisco, CA 94104

Juno Fund - Investor Class                 National Financial Services Corp.         2,243,639.164            16.23
                                           061402745
                                           200 Liberty Street
                                           New York, NY 10281

Large-Cap Europe Fund - H-Class            AG Edwards & Sons Inc  FBO                  100,722.998             5.80
                                           020102324
                                           A/C 0833-050699
                                           One North Jefferson
                                           St Louis, MO 63103-2287

Large-Cap Europe Fund - H-Class            AG Edwards & Sons Inc FBO                    91,381.931             5.26
                                           020102325
                                           A/C 0833-050710
                                           One North Jefferson
                                           St Louis, MO 63103-2287

Large-Cap Europe Fund - H-Class            National Financial Services Corp.           688,960.475            39.67
                                           061402745
                                           200 Liberty Street
                                           New York, NY 10281

Large-Cap Europe Fund - H-Class            National Investor Services Corp.            121,902.089             7.02
                                           071105822
                                           55 Water Street
                                           32nd Floor
                                           New York, NY 10041

Large-Cap Japan Fund - H-Class             Trust Company of America                     94,508.630             7.71
                                           081309848
                                           P.O. Box 6503
                                           Englewood, CO  80155

Large-Cap Japan Fund - H-Class             Schwab, Inc.                                188,572.795            15.38
                                           051206110
                                           Attn: Mutual Funds Team E
                                           101 Montgomery Street
                                           San Francisco, CA 94104

FUND NAME - CLASS                          NAME & ADDRESS                                   SHARES          PERCENT

Large-Cap Japan Fund - H-Class             National Financial Services Corp.           197,903.170            16.14
                                           061402745
                                           200 Liberty Street
                                           New York, NY 10281

Large-Cap Japan Fund - H-Class             National Investor Services Corp.            102,029.962             8.32
                                           071105822
                                           55 Water Street
                                           32nd Floor
                                           New York, NY 10041

Large-Cap Japan Fund - H-Class             FTC & Co                                     85,958.823             7.01
                                           091602902
                                           P.O. Box 173736
                                           Denver, CO 80217-3736

Banking Fund - Investor Class              FTC & Co                                    179,795.564            15.35
                                           021807783
                                           P.O. Box 173736
                                           Denver, CO 80217-3736

Banking Fund - Investor Class              FTC & Co                                    258,970.472            22.10
                                           061403494
                                           P.O. Box 173736
                                           Denver, CO 80217-3736

Banking Fund - Investor Class              National Financial Services Corp.           221,979.001            18.95
                                           061402745
                                           200 Liberty Street
                                           New York, NY 10281

Biotechnology Fund - Investor Class        Schwab, Inc.                              2,406,237.942            27.79
                                           051206110
                                           Attn: Mutual Funds Team E
                                           101 Montgomery Street
                                           San Francisco, CA 94104

Biotechnology Fund - Investor Class        National Financial Services Corp.         2,536,558.379            29.29
                                           061402745
                                           200 Liberty Street
                                           New York, NY 10281

Consumer Products Fund - Investor Class    National Financial Services Corp.           104,444.933            57.85
                                           061402745
                                           200 Liberty Street
                                           New York, NY 10281

Electronics Fund - Investor Class          Schwab, Inc.                                656,606.306            13.32
                                           051206110
                                           Attn: Mutual Funds Team E
                                           101 Montgomery Street
                                           San Francisco, CA 94104

                                       44

FUND NAME - CLASS                          NAME & ADDRESS                                   SHARES          PERCENT
Electronics Fund - Investor Class          National Financial Services Corp.           568,967.554            11.54
                                           061402745
                                           200 Liberty Street
                                           New York, NY 10281

Electronics Fund - Investor Class          Trust Company of America CUST/FBO           683,569.873            13.87
                                           021806489
                                           P.O. Box 6503
                                           Englewood, CO 80155

Electronics Fund - Investor Class          Peconic Offshore Fund Corporation           599,068.887            12.16
                                           081309291
                                           P.O. Box 2003GT
                                           (British  West Ind.)
                                           Grand Pavilion Commercial Centre
                                           Bougainvillea Way, 802 West Bay Road,
                                           Grand Cayman, Cayman Islands, 00000

Energy Fund - Investor Class               Robert M Shaw OR                            221,179.830            23.46
                                           041908416
                                           1535 Mint Springs Road
                                           Crozet, VA 22932

Energy Fund - Investor Class               January Associates Pension Plan              49,393.484             5.24
                                           051502722
                                           2101 Middle Ave.
                                           Point Pleasant, NJ 08742

Energy Fund - Investor Class               National Financial Services Corp.           186,851.627            19.82
                                           061402745
                                           200 Liberty Street
                                           New York, NY 10281

Energy Services Fund - Investor Class      Schwab, Inc.                                184,001.314            16.87
                                           051206110
                                           Attn: Mutual Funds Team E
                                           101 Montgomery Street
                                           San Francisco, CA 94104

Energy Services Fund - Investor Class      National Financial Services Corp.           100,730.430             9.24
                                           061402745
                                           200 Liberty Street
                                           New York, NY 10281

Energy Services Fund - Investor Class      Trust Company of America                    397,467.729            36.45
                                           CUST/FBO
                                           021806489
                                           P.O. Box 6503
                                           Englewood, CO 80155

Energy Services Fund - Investor Class      Trust Company of America                     62,569.680             5.74
                                           061902303
                                           P.O. Box 6503
                                           Englewood, CO 80155

                                       45

FUND NAME - CLASS                          NAME & ADDRESS                                   SHARES          PERCENT
Financial Services Fund - Investor Class   Bear Stearns Securities Corp.               263,852.308            15.35
                                           035201922
                                           1 Metrotech Center North
                                           Brooklyn, NY 11201-3859

Financial Services Fund - Investor Class   National Financial Services Corp.           316,943.538            18.44
                                           061402745
                                           200 Liberty Street
                                           New York, NY 10281

Financial Services Fund - Investor Class   Schwab, Inc.                                106,322.765             6.18
                                           051206110
                                           Attn: Mutual Funds Team E
                                           101 Montgomery Street
                                           San Francisco, CA 94104

Financial Services Fund - Investor Class   Millennium Trust Co., LLC                   105,269.319             6.12
                                           051506056
                                           15255 S. 94th Avenue, Ste. 300
                                           Orlando Park, IL 60462

Health Care Fund - Investor Class          Trust Company of America Cust/FBO           113,799.603             6.99
                                           061500882
                                           P.O. Box 6503
                                           Englewood, CO 80155

Health Care Fund - Investor Class          Schwab, Inc.                                249,735.587            15.34
                                           051206110
                                           Attn: Mutual Funds Team E
                                           101 Montgomery Street
                                           San Francisco, CA 94104

Health Care Fund - Investor Class          National Financial Services Corp.           219,848.594            13.51
                                           061402745
                                           200 Liberty Street
                                           New York, NY 10281

Internet Fund - Investor Class             Peconic Offshore Fund Corporation           121,955.110            29.80
                                           081309291
                                           P.O. Box 2003GT (British  West Ind.)
                                           Grand Pavilion Commercial Centre
                                           Bougainvillea Way, 802 West Bay Road,
                                           Grand Cayman, Cayman Islands, 00000

Internet Fund - Investor Class             National Financial Services Corp.            51,150.090            12.50
                                           061402745
                                           200 Liberty Street
                                           New York, NY 10281

Leisure Fund - Investor Class              Trust Company of America Cust/FBO           310,987.790            39.39
                                           021806489
                                           P.O. Box 6503
                                           Englewood, CO 80155

FUND NAME - CLASS                          NAME & ADDRESS                                   SHARES          PERCENT
Leisure Fund - Investor Class              FTC & CO                                    130,713.204            16.56
                                           071108049
                                           P.O. Box 173736
                                           Denver, CO 80217-3736

Leisure Fund - Investor Class              Trust Company of America                     49,271.080             6.24
                                           081303706
                                           P.O. Box 6503
                                           Englewood, CO 80155

Precious Metals Fund - Investor Class      Pershing LLC                                216,687.800             6.43
                                           044319302
                                           P.O. Box 2052
                                           Jersey City, NJ 07303

Precious Metals Fund - Investor Class      National Financial Services Corp.           288,704.849             8.57
                                           061402745
                                           200 Liberty Street
                                           New York, NY 10281

Precious Metals Fund - Investor Class      National Investor Service Corp.             633,749.581            18.81
                                           071105822
                                           55 Water Street, 32nd Floor
                                           New York, NY 10041

Retailing Fund - Investor Class            Trust Company of America Cust/FBO           681,845.818            31.72
                                           021806261
                                           P.O. Box 6503
                                           Englewood, CO 80155

Retailing Fund - Investor Class            Bear Stearns Securities Corp.               209,962.825             9.77
                                           035201922
                                           1 Metrotech Center North
                                           Brooklyn, NY 11201-3859

Retailing Fund - Investor Class            National Financial Services Corp.           193,967.932             9.02
                                           061402745
                                           200 Liberty Street
                                           New York, NY 10281

Retailing Fund - Investor Class            Trust Company of America                    107,923.756             5.02
                                           081303706
                                           P.O. Box 6503
                                           Englewood, CO 80155

Retailing Fund - Investor Class            FTC & CO                                    326,143.326            15.17
                                           071108049
                                           P.O. Box 173736
                                           Denver, CO 80217-3736

Technology Fund - Investor Class           Schwab, Inc.                                486,619.103            16.14
                                           051206110
                                           Attn: Mutual Funds Team E
                                           101 Montgomery Street
                                           San Francisco, CA 94104

                                       47

FUND NAME - CLASS                          NAME & ADDRESS                                   SHARES          PERCENT

Technology Fund - Investor Class           National Financial Services Corp.           543,119.658            18.02
                                           061402745
                                           200 Liberty Street
                                           New York, NY 10281

Technology Fund - Investor Class           Trust Company of America CUST               172,528.682             5.72
                                           061500882
                                           P.O. Box 6503
                                           Englewood, CO 80155

Telecommunications Fund - Investor Class   Schwab, Inc.                                 82,000.386             6.48
                                           051206110
                                           Attn: Mutual Funds Team E
                                           101 Montgomery Street
                                           San Francisco, CA 94104

Telecommunications Fund - Investor Class   National Financial Services Corp.           229,803.366            18.17
                                           061402745
                                           200 Liberty Street
                                           New York, NY 10281

Telecommunications Fund - Investor Class   FTC & CO                                    257,080.542            20.32
                                           071108049
                                           P.O. Box 173736
                                           Denver, CO 80217-3736

Telecommunications Fund - Investor Class   Peconic Offshore Fund Corporation           266,494.499            21.07
                                           081309291
                                           P.O. Box 2003GT (British  West Ind.
                                           Grand Pavilion Commercial Centre
                                           Bougainvillea Way, 802 West Bay Road,
                                           Grand Cayman, Cayman Islands, 00000

Transportation Fund - Investor Class       Schwab, Inc.                                  9,188.324             7.64
                                           051206110
                                           Attn: Mutual Funds Team E
                                           101 Montgomery Street
                                           San Francisco, CA 94104

Transportation Fund - Investor Class       National Financial Services Corp.            26,402.259            21.95
                                           061402745
                                           200 Liberty Street
                                           New York, NY 10281

Utilities Fund - Investor Class            FTC & CO                                    129,738.128            12.36
                                           081306389
                                           P.O. Box 173736
                                           Denver, CO 80217-3736

Utilities Fund - Investor Class            National Financial Services Corp.           416,587.555            39.68
                                           061402745
                                           200 Liberty Street
                                           New York, NY 10821

FUND NAME - CLASS                          NAME & ADDRESS                                   SHARES          PERCENT

Ursa Fund - C-Class                        FISERV Securities NC.                       211,743.441             7.14
                                           063200825
                                           One Commerce Square
                                           2005 Market St. Suite 1200
                                           Philadelphia, PA 19103

Arktos Fund - C-Class                      Fahnestock & Co. Inc. FBO                    38,415.162            16.61
                                           057100143
                                           53 Nassau Dr.
                                           Great Neck, NY 11012

Medius Fund - C-Class                      Kraling Family Trust                         22,501.308             6.09
                                           014104806
                                           11504 Austin Court, NE
                                           Blaine, MN 55449-7044

Medius Fund - C-Class                      Trust Company of America                     53,348.123            14.44
                                           598100025
                                           P.O. Box 6503
                                           Englewood, CO 80155

Mekros - C-Class                           Trust Company of America                     71,132.953             5.65
                                           041908803
                                           P.O. Box 6503
                                           Englewood, CO 80155

Mekros - C-Class                           Trust Company of America CUST                77,585.334             6.17
                                           051507734
                                           P.O. Box 6503
                                           Englewood, CO 80155

Mekros - C-Class                           Custodial Trust Company                     107,967.830             8.58
                                           061907918, Attn: Caroline Samuel
                                           101 Carnegie Center, 3rd Floor
                                           Princeton, NJ 08540

Mekros - C-Class                           Summit Equities Inc., Trustee of             75,732.666             6.02
                                           061908144
                                           4 Campus Drive
                                           Parsippany, NJ 07054

U.S. Government Bond Fund - C-Class        RBC Dan Rauscher FBO                         24,005.124             6.96
                                           023504248
                                           3939 J St. Suite 310
                                           Sacramento, CA 95819-0000

Large-Cap Europe Fund - C-Class            Kathleen M. Bryant (SEP)                      5,343.484            11.60
                                           021205226
                                           813 Shades Creek Parkway
                                           Birmingham, AL 35209

FUND NAME - CLASS                          NAME & ADDRESS                                   SHARES          PERCENT

Large-Cap Europe Fund - C-Class            Assembly Solutions Def Ben Pen Plan           2,367.101             5.14
                                           021205239
                                           1861 Beacon Hill
                                           Fort Wright, KY 41011

Large-Cap Europe Fund - C-Class            Dorita Roberts                                2,311.956             5.02
                                           051509862
                                           10 Taylor Ave.
                                           Fort Thomas, KY 41075

Large-Cap Europe Fund - C-Class            David J. Bertke (RIRA)                        5,313.253             5.02
                                           051509104
                                           1105 Park Drive
                                           Park Hills, KY 41011
Large-Cap Japan Fund - C-Class             Ameritrade Inc 140166351                        958.398             5.94
                                           018805583
                                           P.O. Box 2226 Omaha, NE 68103-2226

Large-Cap Japan Fund - C-Class             Ameritrade Inc FBO 3140240811                 2,363.757            14.66
                                           018807983
                                           P.O. Box 2226
                                           Omaha, NE 68103-2226

Large-Cap Japan Fund - C-Class             Lloyd L Schmaltz (RIRA)                         864.010             5.36
                                           021203846
                                           3119 Oakhill Place
                                           Clarkston, MI 48348

Large-Cap Japan Fund - C-Class             Gregory C Thompson (SEP)                      1,264.493             7.84
                                           021206432
                                           3448 Wendover Road
                                           Troy, MI 48084

Large-Cap Japan Fund - C-Class             Ameritrade Inc FBO 3140241201                   950.179             5.89
                                           018805376
                                           P.O. Box 2226 Omaha, NE 68103-2226

Large-Cap Japan Fund - C-Class             Ameritrade Inc FBO 3140242371                 1,049.863             6.51
                                           018805292
                                           P.O. Box 2226 Omaha, NE 68103-2226

Banking Fund - C-Class                     Institutional Fundvest L.P.                  31,604.343            22.92
                                           051509569
                                           210 Main St.
                                           Richmond, TX 77469

Banking Fund - C-Class                     Canadian Imperial Holdings Inc               79,975.875            58.00
                                           051509441
                                           425 Lexington Ave.  5th floor
                                           New York, NY 10017

FUND NAME - CLASS                          NAME & ADDRESS                                   SHARES          PERCENT

Basic Materials - C-Class                  LPL Financial Services                          833.914             5.67
                                           007507143
                                           9785 Towne Centre Drive
                                           San Diego, CA  92121-1968

Basic Materials - C-Class                  LPL Financial Services                        1,247.880             8.48
                                           007507146
                                           9785 Towne Centre Drive
                                           San Diego, CA  92121-1968

Basic Materials - C-Class                  LPL Financial Services                        1,031.460             7.01
                                           007512196
                                           9785 Towne Centre Drive
                                           San Diego, CA  92121-1968

Basic Materials - C-Class                  Pershing LLC                                  1,055.409             7.17
                                           044321544
                                           P.O.Box 2052
                                           Jersey City, NJ 07303

Basic Materials - C-Class                  Wells Fargo Investments LLC                     768.836             5.22
                                           073300769
                                           420 Montgomery St.
                                           San Francisco, CA  94104

Biotechnology Fund - C-Class               LPL Financial Services                        4,789.272             5.43
                                           007506312
                                           9785 Towne Centre Drive
                                           San Diego, CA  92121-1968

Biotechnology Fund - C-Class               Donaldson Lufkin Jenrette                     4,648.524             5.27
                                           044319887
                                           P.O. Box
                                           2052
                                           Jersey City, NJ 07303-9998

Consumer Products - C-Class                Wexford Clearing Services                       629.795             6.12
                                           Corp. FBO
                                           003000402
                                           SEP DTD 03/29/00
                                           2525 15th
                                           Street
                                           San Francisco, CA  94114-1227

Consumer Products- C-Class                 Wexford Clearing Services                       864.206             8.40
                                           Corp. FBO
                                           003000236
                                           3622 Sacramento St.
                                           San Francisco, CA  94118-1710

Consumer Products - C-Class                LPL Financial Services                          785.570             7.63
                                           007507143
                                           9785 Towne Centre Drive
                                           San Diego, CA  92121-1968

Consumer Products -C-Class                 LPL Financial Services                          785.570             7.63
                                           007507146
                                           9785 Towne Centre Drive
                                           San Diego, CA  92121-1968

                                       51

FUND NAME - CLASS                          NAME & ADDRESS                                   SHARES          PERCENT

Electronics Fund - C-Class                 Wedbush Morgan Securities                    22,026.432             9.08
                                           010300592
                                           1000 Wilshire Blvd.
                                           Los Angeles, CA 90017

Electronics Fund - C-Class                 Canadian Imperial Holdings Inc               68,333.333            28.17
                                           051509441
                                           425 Lexington Ave.
                                           5th floor
                                           New York, NY 10017

Electronics Fund -C-Class                  Institutional Fundvest L.P.                  27,058.824            11.16
                                           051509569
                                           210 Main St. Richmond,
                                           TX 77469

Energy Fund - C-Class                      Wexford Clearing Services Corp FBO            9,362.304             8.87
                                           003000277
                                           UA DTD
                                           03/28/96
                                           66 Issaquah Dock
                                           Sausalito, CA 94965-1370

Energy Fund - C-Class                      NFSC FEBO #AK3-292001                        33,931.406            32.15
                                           022600515
                                           Christopher G & Terry Smith TT
                                           P.O. Box 187
                                           797 Stonebreaker RD

Energy Services - C-Class                  LPL Financial Services                        5,509.642            18.03
                                           007506312
                                           9785 Towne Centre Drive
                                           San Diego, CA  92121-1968

Energy Services - C-Class                  Russell R. Palmer Jr.                         1,743.173             5.71
                                           020103951
                                           385 S. Los Robles
                                           Pasadena, CA 91101-3269

Energy Services - C-Class                  A G Edwards & Sons Inc C/F                    2,089.165             6.84
                                           020105203
                                           IRA Account A/C 0195-038341
                                           One North Jefferson

Internet Fund - C-Class                    LPL Financial Services                          604.448             5.13
                                           007505915
                                           9785 Towne Centre Drive
                                           San Diego, CA  92121-1968

                                       52

FUND NAME - CLASS                          NAME & ADDRESS                                   SHARES          PERCENT
Leisure Fund - C-Class                     LPL Financial Services                        1,073.537             5.89
                                           007508089
                                           9785 Towne Centre Drive
                                           San Diego, CA  92121-1968

Leisure Fund - C-Class                     Ameritrade Inc FBO 3140240811                 2,409.899            13.23
                                           018807983
                                           P.O. Box 2226
                                           Omaha, NE 68103-2226

Leisure Fund - C-Class                     Gregory C Thompson (SEP) 021206432            1,242.269             6.82
                                           3448 Wendover Road
                                           Troy, MI 48084

Retailing Fund - C-Class                   First Trust Corporation TTEE                 15,197.910             7.27
                                           012105095
                                           P.O. Box 173301
                                           Denver, CO 80217-3301

Retailing Fund - C-Class                   Leroy Allen                                  13,063.303             6.25
                                           021205076
                                           1603 Ridge Road
                                           Raleigh, NC 27607

Retailing Fund -C-Class                    Pershing LLC                                 58,685.446            28.08
                                           044325672
                                           P.O. Box 2052
                                           Jersey City, NJ 07303

Technology Fund - C-Class                  Institutional Fundvest L.P.                 187,513.935            24.06
                                           051509569
                                           210 Main St.
                                           Richmond, TX 77469

Technology Fund - C-Class                  Canadian Imperial Holdings Inc              473,467.113            60.76
                                           051509441
                                           425 Lexington Ave.
                                           5th floor
                                           New York, NY 10017

Telecommunications - C-Class               NFSC FEBO #AK3-292001                        20,627.062            15.96
                                           022600515
                                           Christopher G & Terry Smith TT
                                           P.O. Box 187
                                           797 Stonebreaker RD

Telecommunications - C-Class               Robert E Behnken (IRA)                        9,153.179             7.08
                                           051501739
                                           Brookville, OH 45309

Transportation - C-Class                   First Clearing, LLC                             888.626             9.71
                                           014104922
                                           1006 Pittson
                                           Avenue
                                           Scranton, PA 18505

FUND NAME - CLASS                          NAME & ADDRESS                                   SHARES          PERCENT

Transportation - C-Class                   LPL Financial Services                          772.799             8.44
                                           007509815
                                           9785 Towne Centre Drive
                                           San Diego, CA  92121-1968

Transportation- C-Class                    Pershing LLC                                    937.866            10.24
                                           044327661
                                           P.O. Box 2052
                                           Jersey City, NJ 07303

Utilities Fund - C-Class                   First Clearing Corporation                    5,309.221             5.06
                                           014103790
                                           198 W Portage Trl Ext Ste 101
                                           Cuyahoga Falls, OH 44223

Utilities Fund - C-Class                   Robert E Behnken                              5,920.339             5.64
                                           (IRA)
                                           051501739
                                           Brookville, OH 45309

Utilities Fund - C-Class                   Trust Company of America CUST                29,300.521            27.92
                                           051507734
                                           P.O. Box 6503
                                           Englewood, CO 80155

U. S. Government Money Market - C-Class    CIBC Bank and Trust Company              10,780,048.690             6.40
                                           061903214
                                           P.O. Box 694
                                           C+T Grand Cayman (B.W.I.)
                                           Cayman Islands, 00000

Nova Fund - Advisor Class                  National Financial Services Corp.           287,644.704            15.47
                                           081306517
                                           200 Liberty Street
                                           New York, NY 10281

Nova Fund - Advisor Class                  National Investors Services Corp.          227,045.9751            12.21
                                           071105822
                                           55 Water St.
                                           32nd Floor
                                           New York, NY 10041

Ursa Fund - Advisor Class                  FTC & CO                                    274,001.882             5.32
                                           081304751
                                           P.O. Box 173736
                                           Denver, CO 80217-3736

Ursa Fund - Advisor Class                  Citigroup Global Markets Inc.               474,704.675             9.21
                                           04180001
                                           333 West 34th
                                           St.
                                           New York, NY 10001

Ursa Fund - Advisor Class                  National Investors Services Corp.           292,655.540             5.68
                                           071105822
                                           55 Water St.
                                           32nd Floor
                                           New York, NY 10041-3299

FUND NAME - CLASS                          NAME & ADDRESS                                   SHARES          PERCENT

OTC Fund - Advisor Class                   National Investors Services Corp.           337,487.035            11.73
                                           071105822
                                           55 Water St.
                                           32nd Floor
                                           New York, NY 10041

OTC Fund - Advisor Class                   Nationwide Trust Company, FSB               352,889.600            12.26
                                           026300001
                                           P.O. Box 182029
                                           Columbus, OH 43218

Banking Fund - Advisor Class               LPL Financial Services                        3,008.424             5.09
                                           007500629
                                           9785 Towne Centre Drive
                                           San Diego, CA  92121-1968

Banking Fund - Advisor Class               LPL Financial Services                        3,007.519             5.09
                                           007500220
                                           9785 Towne Centre Drive
                                           San Diego, CA  92121-1968

Banking Fund - Advisor Class               Cawood M C ES                                 3,889.741             6.58
                                           007504136
                                           9785 Towne Centre Drive
                                           San Diego, CA  92121-1968

Banking Fund - Advisor Class               LPL Financial Services                        3,298.153             5.58
                                           007510014
                                           9785 Towne Centre Drive
                                           San Diego, CA  92121-1968

Banking Fund - Advisor Class               National Investors Services Corp.             5,297.654             8.96
                                           071105822
                                           55 Water St.
                                           32nd Floor
                                           New York, NY 10041

Banking Fund - Advisor Class               National Financial Services Corp.             6,711.489            11.35
                                           081306517
                                           200 Liberty Street
                                           New York, NY 10281

Banking Fund - Advisor Class               Painewebber For The Benefit Of                3,402.725             5.76
                                           022102972
                                           P.O. Box 3321
                                           Weehawken, NJ 07087-8154

Banking Fund - Advisor Class               Painewebber For The Benefit Of                7,662.100            12.96
                                           022102538
                                           P.O. Box 3321
                                           Weehawken, NJ 07087-8154

Banking Fund - Advisor Class               Schield Securities                            3,179.024             5.38
                                           LLC
                                           051507110
                                           Littleton, CO 80127

                                       55

FUND NAME - CLASS                          NAME & ADDRESS                                   SHARES          PERCENT

Basic Materials Fund - Advisor Class       Nationwide Trust Company, FSB                 7,894.219            27.80
                                           026300001
                                           P.O. Box 182029
                                           Columbus, OH 43218

Biotechnology Fund - Advisor Class         Nationwide Trust Company, FSB               104,919.132             5.90
                                           026300001
                                           P.O. Box 182029
                                           Columbus, OH 43218

Biotechnology Fund - Advisor Class         National Investors Services Corp.           175,945.101             9.90
                                           071105822
                                           55 Water St.
                                           32nd Floor
                                           New York, NY 10041

Biotechnology Fund - Advisor Class         National Financial Services Corp.           703,927.402            39.60
                                           081306517
                                           200 Liberty Street
                                           New York, NY 10281

Consumer Products Fund - Advisor Class     GE Financial Trust /B/O                     341,265.709            93.62
                                           071102530
                                           2425 E. Camelback Rd.
                                           Suite 530
                                           Phoenix, AZ 85016

Electronics Fund - Advisor Class           National Financial Services Corp.           437,228.128            36.36
                                           081306517
                                           200 Liberty Street
                                           New York, NY 10281

Electronics Fund - Advisor Class           Trust Company of America                     78,654.346             6.54
                                           041902249
                                           P.O. Box 6503
                                           Englewood, CO 80112

Electronics Fund - Advisor Class           Trust Company of America                    112,197.254             9.33
                                           081309848
                                           P.O. Box 6503
                                           Englewood, CO 80112

Energy Services Fund - Advisor Class       Trust Company of America                     16,212.000            12.88
                                           598100002
                                           P.O. Box 6503
                                           Englewood, CO 80155

Energy Services Fund - Advisor Class       Trust Company of America                     41,826.903            33.24
                                           041902249
                                           P.O. Box 6503
                                           Englewood, CO 80112

                                       56

FUND NAME - CLASS                          NAME & ADDRESS                                   SHARES          PERCENT

Financial Services Fund - Advisor Class    GE Financial Trust /B/O                   2,323,578.494            66.43
                                           071102530
                                           2425 E. Camelback Rd.
                                           Suite 530
                                           Phoenix, AZ 85016

Financial Services Fund - Advisor Class    LPL Financial                               177,423.600             5.07
                                           Services
                                           007510156
                                           9785 Towne Centre Drive
                                           San Diego, CA 92121-1968

Health Care Fund - Advisor Class           GE Financial Trust /B/O                   1,000,504.361            54.72
                                           071102530
                                           2425 E. Camelback Rd.
                                           Suite 530
                                           Phoenix, AZ 85016

Health Care Fund - Advisor Class           National Financial Services Corp.           128,450.791             7.02
                                           081306517
                                           200 Liberty Street
                                           New York, NY 10281

Internet Fund - Advisor Class              GE Financial Trust /B/O                     114,394.627            53.88
                                           071102530
                                           2425 E. Camelback Rd.
                                           Suite 530
                                           Phoenix, AZ 85016

Internet Fund - Advisor Class              Trust Company of America                     25,498.060            12.01
                                           041902249
                                           P.O. Box 6503
                                           Englewood, CO 80112

Leisure Fund - Advisor Class               Trust Company of America                     43,496.246             8.79
                                           041902249
                                           P.O. Box 6503
                                           Englewood, CO 80112

Leisure Fund - Advisor Class               Trust Company of America CUST               109,896.501            22.21
                                           051505626
                                           P.O. Box 6503
                                           Englewood, CO 80155

Leisure Fund - Advisor Class               GE Financial Trust /B/O                     145,647.237            29.43
                                           071102530
                                           2425 E. Camelback Rd.
                                           Suite 530
                                           Phoenix, AZ 85016

Leisure Fund - Advisor Class               National Financial Services Corp.            58,727.146            11.87
                                           081306517
                                           200 Liberty Street
                                           New York, NY 10281

                                       57

FUND NAME - CLASS                          NAME & ADDRESS                                   SHARES          PERCENT

Retailing Fund - Advisor Class             GE Financial Trust /B/O                   1,441,189.751            74.44
                                           071102530
                                           2425 E. Camelback Rd.
                                           Suite 530
                                           Phoenix, AZ 85016

Retailing Fund - Advisor Class             National Financial Services Corp.           131,209.771             6.78
                                           081306517
                                           200 Liberty Street
                                           New York, NY 10281

Retailing Fund - Advisor Class             Trust Company of America                     97,937.719             5.06
                                           041902249
                                           P.O. Box 6503
                                           Englewood, CO 80112

Technology Fund - Advisor Class            National Financial Services Corp.           164,138.427             7.51
                                           081306517
                                           200 Liberty Street
                                           New York, NY 10281

Technology Fund - Advisor Class            GE Financial Trust                        1,491,254.442            68.26
                                           /B/O
                                           071102530
                                           2425 E Camelback Road
                                           Suite 530
                                           Phoenix, AZ 85016

Telecommunications Fund - Advisor Class    Millenium Trust Co LLC F/B/O/                 7,437.465             6.46
                                           081305956
                                           15255 S 94th Avenue, Third Floor
                                           Orland Park, IL 60462

Telecommunications Fund - Advisor Class    Trust Company of America                     20,434.050            17.75
                                           081309848
                                           P.O. Box 6503
                                           Englewood, CO 80112

Transportation Fund - Advisor Class        Raymond James & Associates Inc                  639.795             5.34
                                           072500452
                                           880 Carillon Pkwy
                                           St. Petersburg, FL 33716

Transportation Fund - Advisor Class        Bear Stearns Securities Corp.                 1,375.138            11.48
                                           035202732
                                           1 Metrotech Center North
                                           Brooklyn, NY 11201-3859

Transportation Fund - Advisor Class        A G Edwards & Sons                              999.119             8.34
                                           Inc                    C/F
                                           020103080
                                           Rollover IRA
                                           AccountA/C
                                           0370-224897
                                           One North Jefferson
                                           St. Louis, MO 63013-2287

FUND NAME - CLASS                          NAME & ADDRESS                                   SHARES          PERCENT

Transportation Fund - Advisor Class        A G Edwards & Sons Inc FBO                      744.797             6.22
                                           020102781
                                           A/C
                                           0037-846325
                                           One North Jefferson
                                           St. Louis, MO 63103-2287

Utilities Fund - Advisor Class             GE Financial Trust /B/O 071102530           154,639.216            49.62
                                           2425 E Camelback Road
                                           Suite 530
                                           Phoenix, AZ 85016

Utilities Fund - Advisor Class             National Investors Services Corp.            37,180.799            11.93
                                           071105822
                                           55 Water St.
                                           32nd Floor
                                           New York, NY 10041-3299

U. S. Government Money Market Fund -       Appalachian Trails LTD                   24,349,570.700             7.22
Advisor Class                              051505139
                                           48 Par-La-Ville Road, Suite 464
                                           Hamilton, Bermuda HM-11, 00000

U. S. Government Money Market Fund -       Appalachian Trails LP                    24,469,290.500             7.26
Advisor Class                              051505140
                                           30 Tower Lane
                                           Avon, CT 06001

U. S. Government Money Market Fund -       National Financial Services, LLC        124,357,628.480            36.89
Advisor Class                              061907246
                                           200 Liberty
                                           Street
                                           1 World Financial Center
                                           New York, NY 10281

U. S. Government Money Market - Advisor    Trust Company of America                 18,048,757.070             5.35
Class                                      081309848
                                           P.O. Box 6503
                                           Englewood, CO 80112


DETERMINATION OF NET ASSET VALUE

The net asset value of a Fund serves as the basis for the purchase and redemption price of that Fund's shares. The net asset value per share of a Fund is calculated by dividing the market value of the Fund's securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value by the Advisor using methods established or ratified by the Board of Trustees.

Options on securities and indices purchased by a Fund generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter ("OTC") market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Futures contracts generally are valued based upon the unrealized gain or loss on the contract determined with reference to the first price reported by established futures exchanges after the close of a Fund pricing cycle, or alternatively, with reference to the average price at which futures are bought and sold by a Fund. Options on futures contracts generally are valued with reference to the underlying futures contract. If the market makes a limit move with respect to a particular commodity, the commodity will be valued at fair value by the Advisor using methods established or ratified by the Board of Trustees.

The International Funds will generally value their assets at fair value because of the time difference between the close of the relevant foreign exchanges and the time the Funds price their shares at the close of the NYSE. Such valuation will attempt to reflect the U.S. financial markets' perceptions and trading activity related to the Funds' assets since the calculation of the closing level of the Funds' respective benchmarks. The Topix 100 Index is determined in the early morning (2:00 or 3:00 a.m., depending on daylight savings time) U.S. Eastern Time ("ET"), prior to the opening of the NYSE. The Stoxx 50SM Index is determined in the mid-morning (approximately 10:30 a.m.) U.S. ET, prior to the closing of the NYSE. Under fair value pricing, the values assigned to a Fund's securities may not be the quoted or published prices of those securities on their primary markets or exchanges.

On days when shares of the Bond Fund, Juno Fund or Juno Master Fund have been purchased, redeemed, and/or exchanged, the portfolio securities held by the Bond Fund, Juno Fund and the Juno Master Fund which are traded on the CBOT (The
Chicago Board of Trade) are valued at the earlier of: (i) the time of the execution of the last trade of the day for the Bond Fund, Juno Fund and Juno Master Fund in those CBOT-traded portfolio securities; or (ii) the last price reported by an independent pricing service before the calculation of a Fund's NAV. On days when the CBOT is closed during its usual business hours and there is no need for the Bond Fund, Juno Fund and the Juno Master Fund to execute trades on the CBOT, the value of the CBOT-traded portfolio securities held by the Bond Fund, Juno Fund and the Juno Master Fund will be the last price reported by an independent pricing service before the calculation of a Fund's NAV.

OTC securities held by a Fund shall be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. Securities listed on the Nasdaq National Market and Nasdaq SmallCap Market may be valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. The portfolio securities of a Fund that are listed on national exchanges are taken at the last sales price of such securities on such exchange; if no sales price is reported, the mean of the last bid and asked price is used. For valuation purposes, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and the offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by the Advisor based on guidelines adopted by the Trustees. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the Trust is informed after the ex-dividend date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to the Advisor or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determination. The Trustees, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

The Money Market Fund will utilize the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of its shares even though the portfolio securities may increase or decrease in market value, generally, in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument while this method provides certainty in valuation, this method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if this Fund sold the instrument. During such periods, the yield to investors in the Money Market Fund may differ somewhat from that obtained in a similar company which uses mark-to-market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

The Money Market Fund's use of the amortized cost method is permitted pursuant to Rule 2a-7 under the 1940 Act (the "Rule"). The Rule requires that the Money Market Fund limit its investments to U.S. dollar-denominated instruments that meet the Rule's quality, maturity and diversification requirements. The Rule also requires the Money Market Fund to maintain a dollar-weighted average portfolio maturity of not more than 90 days and precludes the purchase of any instrument with a remaining maturity of more than 13 months.

The  Money  Market  Fund  may  only  purchase  "Eligible  Securities."  Eligible
Securities are securities which: (a) have remaining maturities of thirteen months or less; (b) either (i) are rated in the two highest short-term rating categories by any two nationally-recognized statistical rating organizations ("NRSROs") that have issued a short-term rating with respect to the security or class of debt obligations of the issuer, or (ii) if only one NRSRO has issued a short-term rating with respect to the security, then by that NRSRO; (c) were long-term securities at the time of issuance whose issuers have outstanding short-term debt obligations which are comparable in priority and security and has a ratings as specified in (b) above; or (d) if no rating is assigned by any NRSRO as provided in (b) and (c) above, the unrated securities are determined by the Trustees to be of comparable quality to any rated securities.

As permitted by the Rule, the Trustees have delegated to the Advisor, subject to the Trustees' oversight pursuant to guidelines and procedures adopted by the Trustees, the authority to determine which securities present minimal credit
risks  and  which  unrated   securities  are  comparable  in  quality  to  rated
securities.

If the Trustees determine that it is no longer in the best interests of the Money Market Fund and its shareholders to maintain a stable price of $1.00 per share, or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the Trustees have the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Money Market Fund will notify shareholders of any such change.

PERFORMANCE INFORMATION

From time to time, each of the Funds (other than the Money Market Fund) may include the Fund's total return in advertisements or reports to shareholders or prospective shareholders. Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of a Fund is calculated from two factors: the amount of dividends earned by each Fund share and by the increase or decrease in value of the Fund's share price. See "Calculation of Return Quotations."

Performance information for each of the Funds contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Performance information for the Nova Fund, Nova Master Fund, Ursa Fund, Ursa Master Fund, Medius Fund may be compared to various unmanaged indices, including, but not limited to, the S&P 500(R) Index or the Dow Jones Industrial Average. Performance information for the OTC Fund may be compared to various unmanaged indices, including, but not limited to, its current benchmark, the Nasdaq 100 Index(R), and the Nasdaq Composite Index(R). The OTC Fund has the ability to invest in securities not included in the Nasdaq 100 Index(R) or the Nasdaq Composite Index(R), and the OTC Fund's investment portfolio may or may not be similar in composition to Nasdaq 100 Index(R) or the Nasdaq Composite Index(R). Performance information for the Bond Fund, Juno Fund, and Juno Master Fund may be compared to various unmanaged indices, including, but not limited to, the Shearson Lehman Government (LT) Index. Performance information for the Mekros Fund may be compared to various unmanaged indices, including, but not limited to, the Russell 2000 Index. Performance information for the Large-Cap Europe and Large-Cap Japan Funds may be compared to various unmanaged indices, including, but not limited to, the Dow Jones Stoxx 50 Index or the Morgan Stanley Europe, Asia and Far East Index and the Topix 100 or Nikkei 225, respectively. Performance information for the Large Cap-Value Index Fund may be compared to various indices, including, but not limited to, its current benchmark, the S&P 500/Barra Value Index. Performance information for the Large Cap-Growth Fund may be compared to various indices, including, but not limited to, its current benchmark, the S&P 500/Barra Growth Index. Performance information for the Mid-Cap Value Fund may be compared to various indices, including, but not limited to, its current benchmark, the S&P MidCap 400/Barra Value Index. Performance information for the Mid-Cap Growth Fund may be compared to various indices, including, but not limited to, its current benchmark, the S&P MidCap 400/Barra Growth Index. Performance information for the Inverse Mid-Cap Fund may be compared to various indices, including, but not limited to, its current benchmark, the S&P MidCap 400 Index. Performance information for the Small-Cap Value Fund may be compared to various indices, including, but not limited to, its current benchmark, the S&P SmallCap 600/Barra Value Index. Performance information for the Small-Cap Growth Fund may be compared to various indices, including, but not limited to, its current benchmark, the S&P SmallCap 600/Barra Growth Index. Performance information for the Inverse Small-Cap Fund may be compared to various indices, including, but not limited to, its current benchmark, the Russell 2000 Index.

Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, a Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc., Morningstar, Inc. and other independent organizations. When these organizations tracking results are used, the Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings. Performance figures are based on historical results and are not intended to indicate future performance.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

CALCULATION OF RETURN QUOTATIONS

TOTAL RETURN QUOTATION (BEFORE TAXES). The total return of a Fund refers to the average annual compounded rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial investment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 investment made at the beginning of the designated time period.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS). The total return (after-taxes on distributions) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming no liquidation of the investment at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)n = ATVD, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions); n = number of years; and ATVD = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, and assuming no liquidation of the investment at the end of the measurement periods. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS AND REDEMPTION). The total return (after-taxes on distributions and redemption) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)n = ATVDR, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions and redemption); n = number of years; and ATVDR = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, assuming that the entire investment is redeemed at the end of each measurement period. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Taxes due on redemptions by shareholders are calculated by subtracting the capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.

HISTORICAL PERFORMANCE. The average annual total return (before taxes), total return (after-taxes on distributions) and total return (after-taxes on distributions and redemption) for each of the Funds was as follows for the one-year, three year five-year, ten-year and since inception periods ended March 31, 2003.


------------------------------ -------------- ------------------------------------------------------------------------
                                   CLASS
                                (INCEPTION
FUND                               DATE)                            AVERAGE ANNUAL TOTAL RETURN
------------------------------ -------------- --------------- -------------- -------------- --------------------------
                                                  1-YEAR         5 YEARS       10 YEARS          SINCE INCEPTION
------------------------------ -------------- --------------- -------------- -------------- --------------------------
NOVA
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                       Investor        -39.20%         -11.89%          n/a                 6.01%
                                 (7/12/93)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                        Advisor        -39.59%         -12.36%          n/a                 5.47%
                                (10/15/98)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                           C           -39.87%         -12.80%          n/a                 4.87%
                                 (3/14/01)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor        -35.09%         -7.55%           n/a                 6.43%
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor        -21.54%         -5.77%           n/a                 5.55%
AND REDEMPTION
------------------------------ -------------- --------------- -------------- -------------- --------------------------
URSA
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                       Investor         25.65%          6.21%           n/a                -3.86%
                                 (1/7/94)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                        Advisor         24.95%          5.58%           n/a                -4.38%
                                 (8/5/98)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                           C            24.35%          5.19%           n/a                -4.83%
                                 (3/15/01)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor         21.98%          3.24%           n/a                -4.45%
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor         13.65%          2.67%           n/a                -3.34%
AND REDEMPTION
------------------------------ -------------- --------------- -------------- -------------- --------------------------
OTC
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                       Investor        -30.91%         -4.87%           n/a                 9.89%
                                 (2/14/94)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                        Advisor        -31.29%         -5.39%           n/a                 9.31%
                                 (9/22/98)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                           C           -31.61%         -5.88%           n/a                 8.69%
                                 (3/26/01)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor        -38.55%         -1.57%           n/a                 9.20%
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor        -23.67%         -1.10%           n/a                 7.99%
AND REDEMPTION
------------------------------ -------------- --------------- -------------- -------------- --------------------------
ARKTOS
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                       Investor         20.39%           n/a            n/a                -13.11%
                                 (9/3/98)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                           C            19.02%           n/a            n/a                -14.01%
                                 (3/7/01)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor         34.00%           n/a            n/a                -12.89%
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor         21.76%           n/a            n/a                -9.71%
AND REDEMPTION
------------------------------ -------------- --------------- -------------- -------------- --------------------------
MEDIUS FUND
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                           C           -38.65%           n/a            n/a                -23.44%
                                 (8/20/01)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                           H           -38.11%           n/a            n/a                -23.64%
                                 (8/16/01)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS           H           -27.57%           n/a            n/a                -22.59%
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS           H           -16.82%           n/a            n/a                -17.85%
AND REDEMPTION
------------------------------ -------------- --------------- -------------- -------------- --------------------------
MEKROS FUND
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                           C           -43.12%           n/a            n/a                -24.34%
                                 (1/23/01)
------------------------------ -------------- --------------- -------------- -------------- --------------------------

------------------------------ -------------- ------------------------------------------------------------------------
                                   CLASS
                                (INCEPTION
FUND                               DATE)                            AVERAGE ANNUAL TOTAL RETURN
------------------------------ -------------- --------------- -------------- -------------- --------------------------
                                                  1-YEAR         5 YEARS       10 YEARS          SINCE INCEPTION
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                           H           -42.63%           n/a            n/a                -23.83%
                                 (11/1/00)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS           H           -33.73%           n/a            n/a                -22.68%
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS           H           -20.66%           n/a            n/a                -17.54%
AND REDEMPTION
------------------------------ -------------- --------------- -------------- -------------- --------------------------
U.S. GOVERNMENT BOND
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                       Investor         24.93%          6.30%           n/a                 5.64%
                                 (1/3/94)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                           C            23.93%          5.05%           n/a                 4.39%
                                 (5/2/01)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor         17.15%          4.62%           n/a                 3.87%
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor         11.56%          4.22%           n/a                 3.63%
AND REDEMPTION
------------------------------ -------------- --------------- -------------- -------------- --------------------------
JUNO
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                       Investor        -19.53%         -3.79%           n/a                -3.94%
                                 (3/3/95)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                           C           -20.13%         -4.68%           n/a                -4.86%
                                 (3/28/01)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor        -16.75%         -3.56%           n/a                -4.05%
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor        -10.27%         -2.79%           n/a                -3.11%
AND REDEMPTION
------------------------------ -------------- --------------- -------------- -------------- --------------------------
LARGE-CAP EUROPE FUND
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                           C           -36.01%           n/a            n/a                -27.97%
                                 (5/10/01)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                           H           -35.42%           n/a            n/a                -27.43%
                                 (5/8/00)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS           H           -28.94%           n/a            n/a                -25.97%
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS           H           -17.77%           n/a            n/a                -19.62%
AND REDEMPTION
------------------------------ -------------- --------------- -------------- -------------- --------------------------
LARGE-CAP JAPAN FUND
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                           C           -30.40%           n/a            n/a                -24.37%
                                 (3/1/02)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                           H           -30.14%           n/a            n/a                -37.70%
                                 (5/8/00)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS           H           -16.18%           n/a            n/a                -37.49%
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS           H            -9.94%           n/a            n/a                -27.26%
AND REDEMPTION
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BANKING
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                       Investor        -13.15%           n/a            n/a                -4.90%
                                 (4/1/98)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                        Advisor        -13.73%           n/a            n/a                -5.51%
                                 (4/1/98)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                           C           -14.35%           n/a            n/a                -5.92%
                                 (3/30/01)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor         -2.96%           n/a            n/a                -4.89%
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor         -1.20%           n/a            n/a                -3.68%
AND REDEMPTION
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BASIC MATERIALS
------------------------------ -------------- --------------- -------------- -------------- --------------------------

------------------------------ -------------- ------------------------------------------------------------------------
                                   CLASS
                                (INCEPTION
FUND                               DATE)                            AVERAGE ANNUAL TOTAL RETURN
------------------------------ -------------- --------------- -------------- -------------- --------------------------
                                                  1-YEAR         5 YEARS       10 YEARS          SINCE INCEPTION
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                       Investor        -29.02%           n/a            n/a                -10.28%
                                 (4/1/98)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                        Advisor        -29.24%           n/a            n/a                -11.67%
                                 (4/14/98)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                           C           -29.72%           n/a            n/a                -11.20%
                                 (5/3/01)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor        -13.64%           n/a            n/a                -8.78%
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor         -8.34%           n/a            n/a                -6.73%
AND REDEMPTION
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BIOTECHNOLOGY
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                       Investor        -34.08%           n/a            n/a                 6.63%
                                 (4/1/98)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                        Advisor        -34.43%           n/a            n/a                 6.00%
                                 (4/1/98)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                           C           -34.80%           n/a            n/a                 5.54%
                                 (3/30/01)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor        -45.56%           n/a            n/a                 6.54%
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor        -27.97%           n/a            n/a                 5.35%
AND REDEMPTION
------------------------------ -------------- --------------- -------------- -------------- --------------------------
CONSUMER PRODUCTS FUND
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                       Investor        -16.38%           n/a            n/a                -6.51%
                                 (7/6/98)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                        Advisor        -16.64%           n/a            n/a                -4.27%
                                 (8/17/98)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                           C           -17.20%           n/a            n/a                -7.44%
                                 (7/24/01)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor         -3.80%           n/a            n/a                -5.91%
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor         -2.20%           n/a            n/a                -4.49%
AND REDEMPTION
------------------------------ -------------- --------------- -------------- -------------- --------------------------
ELECTRONICS FUND
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                       Investor        -52.36%           n/a            n/a                -4.05%
                                 (4/1/98)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                        Advisor        -52.65%           n/a            n/a                -4.52%
                                 (4/2/98)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                           C           -52.97%           n/a            n/a                  5%
                                 (3/26/01)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor        -49.16%           n/a            n/a                -4.06%
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor        -30.19%           n/a            n/a                -3.14%
AND REDEMPTION
------------------------------ -------------- --------------- -------------- -------------- --------------------------
ENERGY FUND
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                       Investor        -21.79%           n/a            n/a                -2.35%
                                 (4/21/98)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                        Advisor        -22.13%           n/a            n/a                -2.89%
                                 (5/5/98)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                           C           -22.48%           n/a            n/a                -3.31%
                                 (4/19/01)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor        -13.24%           n/a            n/a                -1.90%
------------------------------ -------------- --------------- -------------- -------------- --------------------------

                                       66


------------------------------ -------------- ------------------------------------------------------------------------
                                   CLASS
                                (INCEPTION
FUND                               DATE)                            AVERAGE ANNUAL TOTAL RETURN
------------------------------ -------------- --------------- -------------- -------------- --------------------------
                                                  1-YEAR         5 YEARS       10 YEARS          SINCE INCEPTION
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor         -8.11%           n/a            n/a                -1.48%
AND REDEMPTION
------------------------------ -------------- --------------- -------------- -------------- --------------------------
ENERGY SERVICES FUND
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                       Investor        -22.70%           n/a            n/a               -10.361%
                                 (4/1/98)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                        Advisor        -22.96%           n/a            n/a                -10.49%
                                 (4/2/98)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                           C           -23.35%           n/a            n/a                -11.25%
                                 (3/30/01)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor        -10.36%           n/a            n/a                -10.01%
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor         -6.36%           n/a            n/a                -7.66%
AND REDEMPTION
------------------------------ -------------- --------------- -------------- -------------- --------------------------
FINANCIAL SERVICES FUND
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                       Investor        -24.97%           n/a            n/a                -4.93%
                                 (4/2/98)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                        Advisor        -24.74%           n/a            n/a                -6.03%
                                 (4/6/98)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                           C           -25.19%           n/a            n/a                -5.73%
                                 (4/19/01)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor        -16.01%           n/a            n/a                -4.12%
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor         -9.79%           n/a            n/a                -3.20%
AND REDEMPTION
------------------------------ -------------- --------------- -------------- -------------- --------------------------
HEALTH CARE FUND
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                       Investor        -18.93%           n/a            n/a                -1.64%
                                 (4/17/98)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                        Advisor        -19.26%           n/a            n/a                -2.05%
                                 (5/11/98)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                           C           -19.73%           n/a            n/a                -2.61%
                                 (3/30/01)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor        -20.05%           n/a            n/a                -1.82%
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor        -12.31%           n/a            n/a                -1.44%
AND REDEMPTION
------------------------------ -------------- --------------- -------------- -------------- --------------------------
INTERNET FUND
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                       Investor        -33.13%           n/a            n/a                -53.45%
                                 (4/6/00)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                        Advisor        -33.57%           n/a            n/a                -53.74%
                                 (4/6/00)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                           C           -33.82%           n/a            n/a                -53.92%
                                 (4/19/01)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor        -43.50%           n/a            n/a                -56.29%
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor        -26.71%           n/a            n/a                -36.94%
AND REDEMPTION
------------------------------ -------------- --------------- -------------- -------------- --------------------------
LEISURE FUND
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                       Investor        -25.50%           n/a            n/a                -9.67%
                                 (4/1/98)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                        Advisor        -25.58%           n/a            n/a                -9.28%
                                 (6/3/98)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                           C           -25.98%           n/a            n/a                -10.52%
                                 (5/3/01)
------------------------------ -------------- --------------- -------------- -------------- --------------------------

                                       67

------------------------------ -------------- ------------------------------------------------------------------------
                                   CLASS
                                (INCEPTION
FUND                               DATE)                            AVERAGE ANNUAL TOTAL RETURN
------------------------------ -------------- --------------- -------------- -------------- --------------------------
                                                  1-YEAR         5 YEARS       10 YEARS          SINCE INCEPTION
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor        -15.31%           n/a            n/a                -9.31%
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor         -9.40%           n/a            n/a                -7.12%
AND REDEMPTION
------------------------------ -------------- --------------- -------------- -------------- --------------------------
PRECIOUS METALS FUND
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                       Investor         -4.01%         -1.51%           n/a                -6.32%
                                 (12/1/93)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                           C            -4.94%         -2.43%           n/a                -7.22%
                                 (4/27/01)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor         48.24%          3.26%           n/a                -4.96%
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor         29.62%          2.65%           n/a                -3.77%
AND REDEMPTION
------------------------------ -------------- --------------- -------------- -------------- --------------------------
RETAILING FUND
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                       Investor        -28.06%           n/a            n/a                -4.20%
                                 (4/1/98)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                        Advisor        -28.24%           n/a            n/a                -4.63%
                                 (4/21/98)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                           C           -29.13%           n/a            n/a                -5.26%
                                 (5/9/01)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor        -23.44%           n/a            n/a                -3.67%
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor        -14.39%           n/a            n/a                -2.86%
AND REDEMPTION
------------------------------ -------------- --------------- -------------- -------------- --------------------------
TECHNOLOGY FUND
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                       Investor        -35.36%           n/a            n/a                -6.64%
                                 (4/14/98)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                        Advisor        -35.28%           n/a            n/a                -8.58%
                                 (4/29/98)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                           C           -35.78%           n/a            n/a                -7.45%
                                 (4/18/01)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor        -40.38%           n/a            n/a                -6.76%
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor        -24.79%           n/a            n/a                -5.26%
AND REDEMPTION
------------------------------ -------------- --------------- -------------- -------------- --------------------------
TELECOMMUNICATIONS FUND
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                       Investor        -33.53%           n/a            n/a                -19.59%
                                 (4/1/98)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                        Advisor        -33.54%           n/a            n/a                -19.98%
                                 (4/1/98)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                           C           -34.27%           n/a            n/a                -20.42%
                                 (4/18/01)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor        -43.04%           n/a            n/a                -19.31%
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor        -26.43%           n/a            n/a                -13.98%
AND REDEMPTION
------------------------------ -------------- --------------- -------------- -------------- --------------------------
TRANSPORTATION FUND
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                       Investor        -27.91%           n/a            n/a                -12.92%
                                 (4/2/98)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                        Advisor        -27.93%           n/a            n/a                -12.77%
                                 (6/9/98)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                           C           -28.36%           n/a            n/a                -13.68%
                                 (5/14/01)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor        -13.01%           n/a            n/a                -11.66%
------------------------------ -------------- --------------- -------------- -------------- --------------------------

                                       68


------------------------------ -------------- ------------------------------------------------------------------------
                                   CLASS
                                (INCEPTION
FUND                               DATE)                            AVERAGE ANNUAL TOTAL RETURN
------------------------------ -------------- --------------- -------------- -------------- --------------------------
                                                  1-YEAR         5 YEARS       10 YEARS          SINCE INCEPTION
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor         -7.99%           n/a            n/a                -8.85%
AND REDEMPTION
------------------------------ -------------- --------------- -------------- -------------- --------------------------
UTILITIES FUND
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                       Investor        -33.55%           n/a            n/a                -15.82%
                                 (4/3/00)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                        Advisor        -34.07%           n/a            n/a                -16.26%
                                 (4/3/00)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                           C           -34.40%           n/a            n/a                -16.87%
                                 (4/27/01)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor        -33.18%           n/a            n/a                -17.55%
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor        -19.88%           n/a            n/a                -13.12%
AND REDEMPTION
------------------------------ -------------- --------------- -------------- -------------- --------------------------
U.S. GOVERNMENT MONEY MARKET
FUND
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                       Investor         0.71%           3.43%           n/a                 3.81%
                                 (12/3/93)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                        Advisor         0.27%          -5.39%           n/a                 9.31%
                                 (4/1/98)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                           C            0.08%           2.47%           n/a                 2.82%
                                (10/19/00)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor          n/a             n/a            n/a                  n/a
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS       Investor          n/a             n/a            n/a                  n/a
AND REDEMPTION
------------------------------ -------------- --------------- -------------- -------------- --------------------------

INFORMATION ON COMPUTATION OF YIELD

THE U.S. GOVERNMENT BOND FUND
In addition to the total return quotations discussed above, the Bond Fund also may advertise its yield based on a 30-day (or one-month) period ended on the date of the most recent balance sheet included in the Trust's Registration Statement, computed by dividing the net investment income per share of the Fund earned during the period by the maximum offering price per Fund share on the last day of the period, according to the following formula:

         YIELD = 2[(a-b\cd)      + 1] 6- 1
         Where:      a =   dividends and interest earned during the period;


                     b =   expenses   accrued    for   the    period   (net   of
                           reimbursements);

                     c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and
                     d = the maximum offering price per share on the last day of the period.

Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by: (i) computing the yield to maturity of each obligation held by the Bond Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest); (ii) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation that is in the Bond Fund's portfolio (assuming a month of 30 days); and (iii) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one-month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

The Bond Fund from time to time may also advertise its yield based on a 30-day period ending on a date other than the most recent balance sheet included in the Trust's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based.

Any quotation of performance stated in terms of yield (whether based on a 30-day or one-month period) will be given no greater prominence than the information prescribed under SEC Rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost of such shares.

The Bond Fund's yield, as of March 31, 2003, based on a 30-day base period, was 3.85% for Investor Class Shares and 2.85% for C-Class Shares.

THE MONEY MARKET FUND
The Money Market Fund's annualized current yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Money Market Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365 divided by 7.

The Money Market Fund's annualized effective yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as the current yield) the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Money Market Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

The Money Market Fund's annualized effective yield and annualized current yield, for the seven-day period ended March 31, 2003, were 0.31% for Investor Class Shares; 0.01% for Advisor Class Shares; and 0.01% for C-Class Shares.

The yields quoted in any advertisement or other communication should not be considered a representation of the yields of the Money Market Fund in the future since the yield is not fixed. Actual yields will depend not only on the type, quality, and maturities of the investments held by the Money Market Fund and changes in interest rates on such investments, but also on changes in the Money Market Fund's expenses during the period.

Yield information may be useful in reviewing the performance of the Money Market Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time, the Money Market Fund's yield fluctuates.

PURCHASE AND REDEMPTION OF SHARES

MINIMUM INVESTMENT REQUIREMENTS
Shareholders will be informed of any increase in the minimum investment requirements by a new prospectus or a prospectus supplement, in which the new minimum is disclosed. Any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance is: (a) below the currently applicable minimum investment; or (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor of a complete redemption of that account. In addition, the Trust may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder's most recent purchase of Fund shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment).

TAX CONSEQUENCES
Note that in the case of tax-qualified retirement plans, a redemption from such a plan may have adverse tax consequences. A shareholder contemplating such a redemption should consult his or her own tax advisor. Other shareholders should consider the tax consequences of any redemption.

SUSPENSION OF THE RIGHT OF REDEMPTION
The Funds may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings), or trading is restricted; (ii) for any period during which an emergency exists so that disposal of Fund investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC, by order, may permit for the protection of Fund investors. In cases where Nasdaq, the CME or Chicago Board Options Exchange ("CBOE"), CBOT, or any foreign market where the Funds' securities trade, as appropriate, is closed or trading is restricted, a Fund may ask the SEC to permit the right to redemption to be suspended. On any day that any of the securities exchanges on which the Funds' securities trade close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received.

HOLIDAYS
The NYSE, the Federal Reserve Bank of New York, the Nasdaq, the CME, the CBOT, and other U.S. exchanges are closed on weekends and on the following holidays:
(i) New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day (the CBOT and CME will have abbreviated trading schedules), Thanksgiving Day, and Christmas Day; and
(ii) the preceding Friday if any of these holidays falls on a Saturday, or the subsequent Monday if any of these holidays falls on a Sunday. In addition, the U.S. Government bond market is closed on Columbus Day and Veterans' Day. Although the Trust expects the same holiday schedules to be observed in the future, each of the aforementioned exchanges and markets may modify its holiday schedule at any time.

The national Japanese holidays affecting the relevant securities markets in Japan are as follows: New Year's Day; Coming-of-Age Day; National Foundation
Day; Vernal Equinox Day; Greenery Day; Constitution Memorial Day; Children's Day; Marine Day; Respect-of-the-Aged Day; Autumnal Equinox Day; Health-Sports Day; Culture Day; Labor Thanksgiving Day; and Emperor's Birthday. Although the Trust expects this same holiday schedule to be observed in the future, the Japanese exchange may modify its holiday schedule at any time.

National holidays in the various European countries will also affect the relevant European securities markets. Due to the variety of holidays in each EU country as well as Switzerland, those holidays are not listed here.

REDEMPTIONS IN-KIND
The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 of the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund's net asset value during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

A-CLASS SHARES - INITIAL SALES CHARGES, REDUCTIONS AND WAIVERS

INITIAL SALES CHARGES / DEALER REALLOWANCES. A-Class Shares of the Funds are sold subject to a front-end sales charge as described in the A-Class Shares prospectus. The sales charge is used to compensate the Distributor and participating securities dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.

Selling dealers are normally reallowed a portion of the sales charge by the Distributor. The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of A-Class Shares.


  ---------------------------------------- -------------------------------------------------------------------------
  AMOUNT OF INVESTMENT                               AUTHORIZED DEALER COMMISSION AS % OF OFFERING PRICE
  ---------------------------------------- -------------------------------------------------------------------------
  Less than $100,000                                                        4.00%
  ---------------------------------------- -------------------------------------------------------------------------
  $100,000 but less than $250,000                                           3.00%
  ---------------------------------------- -------------------------------------------------------------------------
  $250,000 but less than $500,000                                           2.25%
  ---------------------------------------- -------------------------------------------------------------------------
  $500,000 but less than 1,000,000                                          1.20%
  ---------------------------------------- -------------------------------------------------------------------------
  $1,000,000 or greater                                                     1.00%
  ---------------------------------------- -------------------------------------------------------------------------

REDUCED SALES CHARGES. You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your securities dealer are responsible for providing sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

RIGHTS OF ACCUMULATION

You may qualify for reduced initial sales charges based upon your existing investment in shares of any Rydex Fund at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, the Distributor takes into account not only the money which is invested upon such proposed purchase, but also the value of all A-Class and C-Class shares of the Rydex Funds that you own (other than A-Class Shares of the U.S. Government Money Market Fund, as discussed in its prospectus), calculated at their then current public offering price.

If you qualify for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if you already own qualifying A-Class or C-Class shares of any Rydex Fund with a value of $80,000 and wish to invest an additional $40,000 in an A-Class Share of a Fund, the reduced initial sales charge of 4.75% will apply to the full $40,000 purchase and not just to the $20,000 in excess of the $100,000 breakpoint.

To qualify for obtaining the discount applicable to a particular purchase, you or your securities dealer must furnish the Servicer with a list of the account numbers and the names in which your Rydex Fund accounts are registered at the time the purchase is made.

         AGGREGATING ACCOUNTS (GROUP PURCHASES)

         1. To receive a reduced sales charge on A-Class Shares, investments in any A-Class or C-Class shares (other than A-Class Shares of the U.S. Government Money Market Fund, as discussed in the prospectus) made by you, your spouse and your children under the age of 21 may be aggregated if made for your/their own account(s) and:

o trust accounts established by the above individuals. However, if the person(s) who established the trust is/are deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;

o        solely controlled business accounts;

o        single participant retirement plans; or

o endowments or foundations established and controlled by you or your immediate family.

         2. Investments made by a trustee or other fiduciary for a single trust estate or fiduciary account and multiple-employee benefit plans of a single employer or affiliated employers - provided they are not aggregated with individual accounts - may also be aggregated.

         3. Similarly, investments made for participant accounts of a 403(b) plan that is treated like an employer-sponsored plan, or multiple 403(b) plans of a single employer or affiliated employers, may be aggregated. In addition, investments made for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization may be aggregated. Finally, investments made by a common trust fund or other diversified pooled accounts not specifically formed for the purpose of accumulating fund shares may be aggregated.

         SOME  ACCOUNTS  CANNOT  BE  AGGREGATED.   At  the  request  of  certain
investment firms, some accounts are set up as "street name" or "nominee" accounts. This means that the investment firm has sole access, and that the Funds have limited access, to the investment firm's clients' account information. Since the Servicer has little or no access to certain nominee or street name account information, these accounts generally may not be aggregated for the purpose of receiving reduced sales charges. Check with your securities dealer to determine if this applies to your account.

LETTERS OF INTENT

You may also pay reduced initial sales charges by indicating on the account application that you intend to provide a Letter of Intent ("LOI"), and then fulfilling the conditions of that LOI.

The LOI confirms the total investment in shares of the Rydex Funds that you intend to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, you indicate that you understand and agree to the terms of the LOI and that you are bound by the provisions described below:

         CALCULATING THE INITIAL SALES CHARGE:

o Each purchase of Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge
              table  in  the   section  on  "Initial   Sales   Charges"  in  the
              prospectus).

o It is your responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

o The offering price may be further reduced as described below above under "Rights of Accumulation" if the Servicer is advised of all other accounts at the time of the investment.

o Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

         CALCULATING THE NUMBER OF SHARES TO BE PURCHASED

o Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

o Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

o If you meet the original obligation at any time during the 13-month period, you may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

o             The  Servicer  will  process   necessary   adjustments   upon  the
              expiration or completion date of the LOI.

         FULFILLING THE INTENDED INVESTMENT

o By signing an LOI, you are not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, you will have to pay the increased amount of sales charge.

o To assure compliance with the provisions of the 1940 Act, the Servicer will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to you. All shares purchased, including those escrowed, will be registered in your name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

o If the intended investment is not completed, you will pay the Servicer the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If you do not pay such difference within 20 days of the expiration date, you irrevocably appoint the Servicer as your attorney-in-fact to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

         CANCELING THE LOI

o If at any time before completing the LOI Program you wish to cancel the agreement, you must give written notice to the Distributor.

o If at any time before completion the LOI Program you request the Servicer to liquidate or transfer beneficial ownership of your total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Servicer will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

SALES CHARGE WAIVERS. The A-Class Shares' initial sales charges will be waived for certain types of investors, as described in the Prospectus.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income and any distributions of net realized capital gains from each of the Funds will be distributed as described in the Trust's Prospectus under "Dividends and Distributions." Normally, all such distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund.

The Money Market Fund intends to declare dividends daily from net investment income (and net short-term capital gains, if any) and distribute such dividends monthly or upon redemption. Net income, for dividend purposes, includes accrued interest and accretion of original issue and market discount, plus or minus any short-term gains or losses realized on sales of portfolio securities, less the amortization of market premium and the estimated expenses of the Money Market Fund. Net income will be calculated immediately prior to the determination of net asset value per share of the Money Market Fund.

The Trustees may revise the dividend policy, or postpone the payment of dividends, if the Money Market Fund should have or anticipate any large unexpected expense, loss, or fluctuation in net assets which, in the opinion of the Trustees, might have a significant adverse effect on shareholders of the Money Market Fund. On occasion, in order to maintain a constant $1.00 per share net asset value for the Money Market Fund, the Trustees may direct that the number of outstanding shares of the Money Market Fund be reduced in each shareholder's account. Such reduction may result in taxable income to a shareholder of the Money Market Fund in excess of the net increase (I.E., dividends, less such reduction), if any, in the shareholder's account for a period of time. Furthermore, such reduction may be realized as a capital loss when the shares are liquidated.

With respect to the investment by the Bond Fund in U.S. Treasury zero coupon bonds, a portion of the difference between the issue price of zero coupon securities and the face value of such securities (the "original issue discount") is considered to be income to the Bond Fund each year, even though the Bond Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the Bond Fund which must be distributed to shareholders of the Bond Fund in order to maintain the qualification of the Bond Fund as a regulated investment company (a "RIC") under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), as described immediately below under "Regulated Investment Company Status," and to avoid federal income tax at the level of the Bond Fund. Shareholders of the Bond Fund will be subject to income tax on such original issue discount, whether or not such shareholders elect to receive their distributions in cash.

FEDERAL INCOME TAXES
The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

REGULATED INVESTMENT COMPANY STATUS
A Fund that qualifies as a RIC will not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund distributes to the Fund's shareholders. Each of the Funds will seek to qualify for treatment as a regulated investment company (RIC) under the Code. Provided that for each tax year a Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least 90% of the Fund's net investment income for such year (including, for this purpose, net realized short-term capital gains), the Fund itself will not be subject to federal income taxes to the extent the Fund's net investment income and the Fund's net realized capital gains, if any, are distributed to the Fund's shareholders. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, and foreign currencies (the "90% Test"). A second requirement for qualification as a RIC is that a Fund must diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year: (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government Securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. Government Securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses (the "Asset Test").

Income from investments in precious metals and in precious minerals will not qualify as gross income from "securities" for purposes of the 90% Test. The Precious Metals Fund, therefore, intends to restrict its

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investment in precious  metals and in precious  minerals to avoid a violation of the 90% Test.

In the event of a failure by a Fund to qualify as a RIC, the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income and would be eligible for the dividends received deduction for corporate shareholders, subject to certain limitations. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had the Fund qualified as a RIC. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's net asset value.

Each Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for the year and 98% of its capital gain net income, plus certain other amounts. Each Fund intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax but can make no assurances that all such tax liability will be eliminated.

Each Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. Except for the Bond Fund, all or portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that the fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (E.G., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).

In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund's shares. Distributions reported to Fund shareholders as long-term capital gains shall be taxable as such (currently at a maximum rate of 15%), regardless of how long the shareholder has owned the shares. Fund shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Shareholders of the Money Market Fund and the Bond Fund will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of realized net short-term capital gains. Interest and realized net short-term capital gains distributions are taxable to shareholders of the Money Market Fund and the Bond Fund as ordinary dividend income regardless of whether the shareholder receives such distributions in additional Fund shares or in cash. Since the Money Market Fund's and the Bond Fund's income is expected to be derived entirely from interest rather than dividends, none of such distributions will be eligible for the federal dividends received deduction available to corporations.

Shareholders who have not held Fund shares for a full year should be aware that the Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Fund.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Sales, redemptions and exchanges of Fund shares are generally taxable transactions for federal and state income tax purposes. In general, if you hold your shares as a capital asset, gain or loss realized will be capital in nature and will be classified as long-term or short-term, depending on the length of the time shares have been held. Because the Money Market Fund intends to maintain a stable $1.00 net asset value per share, shareholders of that Fund should not expect to realize any gain or loss on the sale, redemption or exchange of such shares.

The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

All or a portion of any loss realized upon the redemption of Fund shares will be disallowed to the extent that others shares in the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after a share redemption. Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares. In addition, any loss realized by a shareholder on the disposition of shares held for six months or less is treated as a long-term capital loss to the extent of any distributions of any net long-term capital gains received by the shareholder with respect to such shares.

SPECIAL TAX CONSIDERATIONS
In general, with respect to the International Funds and Sector Funds gains from "foreign currencies" and from foreign currency options, foreign currency futures, and forward foreign exchange contracts ("forward contracts") relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear however, who will be treated as the issuer of a foreign currency instrument for purposes of the RIC diversification requirements applicable to a Fund.

Under the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under the Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are also subject to special treatment. In general, any such gains or losses will increase or decrease the amount of the a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of a Fund's net capital gain. Additionally, if such losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions.

The International Funds and Sector Funds may incur a liability for dividend withholding tax as a result of investment in stock or securities of foreign corporations. If, at any year-end, more than 50% of the assets of a Fund are comprised of stock or securities of foreign corporations, the Fund may elect to "pass through" to shareholders the amount of foreign taxes paid by that Fund. The Fund will make such an election only if that Fund deems this to be in the best interests of its shareholders. If the Fund does not qualify to make this

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


election or does qualify, but does not choose to do so, the imposition of such taxes would directly reduce the return to an investor from an investment in that Fund.

OPTIONS TRANSACTIONS BY THE FUNDS
If a call option written by a Fund expires, the amount of the premium received by the Fund for the option will be short-term capital gain to the Fund. If such an option is closed by a Fund, any gain or loss realized by the Fund as a result of the closing purchase transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by the Fund upon the sale of the underlying security or underlying futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund's holding period for the underlying security or underlying futures contract.

With respect to call options purchased by a Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the stock or futures contract so acquired.

A Fund has available to it a number of elections under the Code concerning the treatment of option transactions for tax purposes. A Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.

Each of the Nova Fund, Nova Master Fund, Ursa Fund, Ursa Master Fund, Arktos Fund, Arktos Master Fund, Medius Fund, Mekros Fund, International Funds, Index Funds and Sector Funds in its operations also will utilize options on stock indices. Options on "broad based" stock indices are classified as "nonequity options" under the Code. Gains and losses resulting from the expiration, exercise, or closing of such nonequity options, as well as gains and losses resulting from futures contract transactions, will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter, "blended gain or loss"). In addition, any nonequity option and futures contract held by a Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.

The trading strategies of each of the Nova Fund, Nova Master Fund, Ursa Fund, Ursa Master Fund, Arktos Fund, Arktos Master Fund, Medius Fund, Mekros Funds, International Funds, Index Funds and Sector Funds involving nonequity options on stock indices may constitute "straddle" transactions. "Straddles" may affect the taxation of such instruments and may cause the postponement of recognition of losses incurred in certain closing transactions. Each of these Funds will also have available to the Fund a number of elections under the Code concerning the treatment of option transactions for tax purposes. Each such Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.

A Fund's transactions in certain options, under some circumstances, could preclude the Fund's qualifying for the special tax treatment available to investment companies meeting the requirements of Subchapter M of the Code.

A Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary

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

income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Fund.

MASTER-FEEDER STRUCTURE
The Nova Fund, Ursa Fund, Arktos Fund and the Juno Fund are each feeder funds in a master-feeder structure. The corresponding Master Funds for these Funds are the Nova Master Fund, Ursa Master Fund, Arktos Master Fund and the Juno Master Fund, respectively. Each master fund is taxable for federal income tax purposes as a corporation and each has made an election to be treated as a regulated investment company.

Each of the Nova Fund, Ursa Fund, Arktos Fund and the Juno Fund will receive dividend and capital gain distributions from the Nova Master Fund, Ursa Master Fund, Arktos Master Fund and the Juno Master Fund, respectively. Such dividend and capital gain distributions will then be distributed by the Nova Fund, Ursa Fund, Arktos Fund and the Juno Fund to their respective shareholders.

BACK-UP WITHHOLDING
In certain cases a Fund will be required to withhold and remit to the U.S. Treasury an amount equal to the applicable back-up withholding rate applied to reportable taxable dividends and distributions, as well as the proceeds of any redemptions of Fund shares, paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number (usually the shareholder's social security number); (2) is subject to back-up withholding by the Internal Revenue Service ("IRS"); (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding; or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).

OTHER ISSUES
Each Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment. In some states ownership of fund shares may also be subject to state and local taxation. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Government National Mortgage Association or Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this Statement of Additional Information in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

OTHER INFORMATION

VOTING RIGHTS
You receive one vote for every full Fund share owned. Each Fund or class of a Fund will vote separately on matters relating solely to that Fund or class. All shares of the Funds are freely transferable.

As a Delaware business trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by Shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by Shareholders, the Trust will provide appropriate assistance and information to the Shareholders who requested the meeting. Shareholder inquiries can be made

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by  calling  800.820.0888  or  301.296.5100,  or by writing to the Trust at 9601
Blackwell Road, Suite 500, Rockville, Maryland 20850.

PROXY VOTING
The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Advisor. The
Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review each Fund's proxy voting record.

Beginning in 2004, the Trust will be required to disclose annually each Fund's complete proxy voting record on new Form N-PX. The first filing of Form N-PX will cover the period from July 1, 2003 through June 30, 2004, and is due no later than August 31, 2004. Once filed, Form N-PX for each Fund will be available upon request by calling 800.820.0888 or 301.296.5100 or by writing to Rydex Series Funds at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. Each Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

CODE OF ETHICS
The Board of Trustees of the Trust has adopted a Combined Code of Ethics (the "Code") pursuant to Rule 17j-1 under the 1940 Act. The Advisor, Servicer and Distributor are also covered by the Code. The Code applies to the personal investing activities of trustees, directors, officers and certain employees ("access persons"). Rule 17j-1 and the Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. The Code is on file with the SEC, and is available to the public.

REPORTING
You will receive the Trust's unaudited financial information and audited financial statements. In addition, the Trust will send you proxy statements and other reports. If you are a customer of a financial institution that has purchased shares of a Fund for your account, you may, depending upon the nature of your account, receive all or a portion of this information directly from your financial institution.

SHAREHOLDER INQUIRIES
You may visit the Trust's Web site at WWW.RYDEXFUNDS.COM or call 800.820.0888 or
301.296.5100 to obtain information on account statements, procedures, and other related information.

INDEX PUBLISHERS

The Rydex Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Rydex Funds or any member of the public regarding the advisability of investing in securities generally or in the Rydex Funds particularly or the ability of the S&P Indexes to track general stock market performance. S&P's only relationship to Rydex Global Advisors is the licensing of certain trademarks and trade names of S&P and of the S&P Indexes which is determined, composed and calculated by S&P without regard to Rydex Global Advisors or the Rydex Funds. S&P has no obligation to take the needs of Rydex Global Advisors or the owners of the Rydex Funds into consideration in determining, composing or calculating the S&P Indexes. S&P is not responsible for and has not participated in the determination of the prices and amount of the Rydex Funds or the timing of the issuance or sale of the Rydex Funds or in the determination or calculation of the net asset value of the Rydex Funds. S&P has no obligation or liability in connection with the administration, marketing or trading of the Rydex Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY RYDEX GLOBAL ADVISORS, OWNERS OF THE RYDEX FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

INDEPENDENT ACCOUNTANTS AND CUSTODIAN

PricewaterhouseCoopers LLP, 250 West Pratt Street, Suite 2100, Baltimore, Maryland 21201, is the independent certified public accountant of the Trust and each of the Funds.

U.S. Bank 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Funds. The custodian holds the portfolio securities of each Fund and maintains all necessary related accounts and records.

FINANCIAL STATEMENTS

The Trust's financial statements for the fiscal year ended March 31, 2003, including notes thereto and the reports of Deloitte & Touche LLP, the previous independent certified public accountant of the Trust and each of the Funds, are incorporated by reference into this SAI. A copy of the Trust's Annual Reports to Shareholders must accompany the delivery of this Statement of Additional Information.

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                                   APPENDIX A



BOND RATINGS

Below is a description of Standard & Poor's Ratings Group ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") bond rating categories.

STANDARD & POOR'S RATINGS
GROUP CORPORATE BOND RATINGS

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated "AA" also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A - Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated "BBB" are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated "CCC" have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

MOODY'S INVESTORS SERVICE, INC.
CORPORATE BOND RATINGS

AAA - Bonds rate "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to a "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds rate "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in "AAA" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A - Bonds rated "A" possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds rated "Baa" are considered as medium grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

CAA - Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

1-WA/2156898.1
                                   APPENDIX B

                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

I.       INTRODUCTION

         PADCO Advisors, Inc. and PADCO Advisors II, Inc., together doing business as Rydex Investments, generally is responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 ("Funds") and clients that are pension plans ("Plans") subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). This document sets forth Rydex Investment's policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Specifically, Rule 206(4)-6 requires that we:

o Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

o Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

o Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

II.      PROXY VOTING POLICIES AND PROCEDURES

         A.       Proxy Voting Policies

                  Proxies may have economic value and, where Rydex Investments is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term economic interests of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. Our authority is initially established by our advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.

         The financial interest of our clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between Rydex Investments and our clients with respect to proxy voting are resolved in the best interests of clients, in accordance with the procedures described in Section III, below.

         B.       Proxy Voting Procedures

                  Rydex Investments utilizes the services of an outside proxy voting firm, Investor Responsibility Research Center, Inc. ("IRRC"), to act as agent for the proxy process, to maintain records on proxy votes for our clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. In the absence of contrary instructions received from Rydex Investments, IRRC will vote proxies in accordance with the proxy voting guidelines (the "Guidelines") attached as SCHEDULE A hereto, as such Guidelines may be revised from time to time by Rydex Investment's portfolio management group (the "Committee"). Under its arrangement with IRRC, Rydex Investments has agreed to:

o provide IRRC with a copy of the Guidelines and to inform IRRC promptly of any changes to the Guidelines;

o deliver to IRRC, on a timely basis, all documents, information and materials necessary to enable IRRC to provide the services contemplated to be performed by it on a timely and efficient basis (such as conveying to IRRC a power of attorney with respect to the services to be provided hereunder and providing IRRC on a timely basis with Rydex Investment's authorized stamp, proxy cards, special voting instructions, authorization letters to custodian banks and any other materials necessary for the performance by IRRC of its duties);

o provide IRRC with a data file containing portfolio information (such as account numbers, share amounts, and security identifiers such as cusip and/or sedol numbers) on a regular basis; and

o coordinate with IRRC with respect to the classification of a proxy items for the treatment of items not clearly defined under the Guidelines.

III.     RESOLVING POTENTIAL CONFLICTS OF INTEREST

         The Committee is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

o managing a pension plan for a company whose management is soliciting proxies;

o significant business relationship - having a material business relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast;

o significant personal / family relationship - Rydex Investments, its employees or affiliates have a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

         To ensure that all proxies are voted in the best interests of clients and are not the product of any potential conflict of interests, if a potential conflict of interest exists Rydex Investments will instruct IRRC to vote in accordance with the established Guidelines. In the absence of established Guidelines (E.G., in instances where the Guidelines provide for a "case-by-case" review), Rydex Investments may vote a proxy regarding that proposal in any of the following manners:

o REFER PROPOSAL TO THE CLIENT - Rydex Investments may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

o OBTAIN CLIENT RATIFICATION - If Rydex Investments is in a position to disclose the conflict to the client (I.E., such information is not confidential), Rydex Investments may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client's consent to how Rydex Investments will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

o USE AN INDEPENDENT THIRD PARTY FOR ALL PROPOSALS - Subject to any client imposed proxy voting policies, Rydex Investments may vote all proposals in a proxy according to the policies of an independent third party, such as IRRC or a similar entity (or to have the third party vote such proxies).

o USE AN INDEPENDENT THIRD PARTY TO VOTE THE SPECIFIC PROPOSALS THAT INVOLVE A CONFLICT - Subject to any client imposed proxy voting policies, Rydex Investments may use an independent third party (such as IRRC) to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

IV.      SECURITIES SUBJECT TO LENDING ARRANGEMENTS

         For various legal or administrative reasons, Rydex Investments is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client's securities lending arrangement with the client's custodian. Rydex Investments will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, Rydex Investments may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the clients' custodians for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in Rydex Investment's judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

V.       SPECIAL ISSUES WITH VOTING FOREIGN PROXIES

         Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), Rydex Investments may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

VI.      ASSISTANCE WITH FORM N-PX AND PROXY VOTING RECORD

         Rydex Investments shall assist its Fund clients in disclosing the following information on Form N-PX for each proxy matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which Rydex Investments, or IRRC as its agent, voted on the client's behalf by providing the following information to the Fund on a regular quarterly basis within 30 days after the end of the quarter:

(i)               The name of the issuer of the portfolio security;

(ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

(iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);

(iv)              The shareholder meeting date;

(v)               A brief identification of the matter voted on;

(vi) Whether the matter was proposed by the issuer or by a security holder;

(vii) Whether Rydex Investments (or IRRC as its agent) cast the client's vote on the matter;

(viii) How Rydex Investments (or IRRC as its agent) cast the client's vote (E.G., for or against proposal, or abstain; for or withhold regarding election of directors); and

(ix) Whether Rydex Investments (or IRRC as its agent) cast the client's vote for or against management.


VII.              DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION

         On or before August 6, 2003, Rule 206(4)-6 requires Rydex Investments to disclose in response to any client request how the client can obtain information from Rydex Investments on how its securities were voted. Rydex
Investments will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Rydex Investments. Upon receiving a written request from a client, Rydex Investments will provide the information requested by the client within a reasonable amount of time.

         Rule 206(4)-6 also requires Rydex Investments to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Rydex Investments will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Rydex Investments will provide a copy of this policy within a reasonable amount of time.

         If approved by the client, this policy and any requested records may be provided electronically.

VIII.    RECORDKEEPING

         Rydex Investments shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)               A copy of this Policy;

(ii)              Proxy Statements received regarding client securities;

(iii)             Records of votes cast on behalf of clients;

(iv) Any documents prepared by Rydex Investments that were material to making a decision how to vote, or that memorialized the basis for the decision; and

(v)               Records of client requests for proxy voting information.

         With respect to Rydex Investment's Fund clients, the Fund shall maintain a copy of each of the records that is related to proxy votes on behalf of the Fund by Rydex Investments. Additionally, Rydex Investments may keep Fund client records as part of Rydex Investment's records.

         Rydex Investments may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Rydex

Investments that are maintained with a third party, such as IRRC, provided that Rydex Investments has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                   SCHEDULE A
                                       TO
                              RYDEX GLOBAL ADVISORS
                      PROXY VOTING POLICIES AND PROCEDURES

                             PROXY VOTING GUIDELINES


         Rydex Investments believes that management is generally in the best position to make decisions that are essential to the ongoing operation of the company and which are not expected to have a major impact on the corporation and its shareholders. Accordingly, Rydex Investments will generally vote with management on "routine items" of a corporate administrative nature. Rydex Investments will generally review all "non-routine items" (E.G., those items having the potential for major economic impact on the corporation and the long-term value of its shares) on a case-by-case basis.


BOARD OF DIRECTORS
A.  Director Nominees in Uncontested Elections                                          Vote With Mgt.
B.  Chairman and CEO is the Same Person                                                 Vote With Mgt.
C.  Majority of Independent Directors                                                   Vote With Mgt.
D.  Stock Ownership Requirements                                                        Vote With Mgt.
E.  Limit Tenure of Outside Directors                                                   Vote With Mgt.
F.  Director and Officer Indemnification and Liability Protection                       Vote With Mgt.
G.  Eliminate or Restrict Charitable Contributions                                      Vote With Mgt.

PROXY CONTESTS

A.  Voting for Director Nominees in Contested Election                                  Vote With Mgt. \
B.  Reimburse Proxy Solicitation                                                        Vote With Mgt.

AUDITORS

A. Ratifying Auditors                                                                   Vote With Mgt.

PROXY CONTEST DEFENSES

A. Board Structure - Classified  Board                                                  Vote With Mgt.
B. Cumulative  Voting                                                                   Vote With Mgt.
C. Shareholder Ability to Call Special Meetings                                         Vote With Mgt.

TENDER OFFER DEFENSES

A. Submit Poison Pill for shareholder ratification                                      Case-by-Case
B. Fair Price Provisions                                                                Vote With Mgt.
C. Supermajority Shareholder Vote Requirement                                           Vote With Mgt.
        To Amend the Charter or Bylaws
D. Supermajority Shareholder Vote Requirement                                           Vote With Mgt.


MISCELLANEOUS GOVERNANCE PROVISIONS

A. Confidential Voting                                                                  Vote With Mgt.
B. Equal Access                                                                         Vote With Mgt.
C. Bundled Proposals                                                                    Vote With Mgt.

CAPITAL STRUCTURE

A. Common Stock Authorization                                                           Vote With Mgt.
B. Stock Splits                                                                         Vote With Mgt.
C. Reverse Stock Splits                                                                 Vote With Mgt.
D. Preemptive Rights                                                                    Vote With Mgt.
E. Share Repurchase Programs                                                            Vote With Mgt.

EXECUTIVE AND DIRECTOR COMPENSATION

A. Shareholder Proposals to Limit Executive and                                         Case-by-Case
        Directors Pay
B. Shareholder Ratification of Golden and Tin Parachutes                                Vote With Mgt.
C. Employee Stock Ownership Plans                                                       Vote With Mgt.
D. 401(k) Employee                                                                      Vote With Mgt.
        Benefit Plans

STATE OF INCORPORATION

A. Voting on State Takeover Plans                                                       Vote With Mgt.
B. Voting on Reincorporation Proposals                                                  Vote With Mgt.

MERGERS AND CORPORATE RESTRUCTURINGS

A. Mergers and Acquisitions                                                             Case-by-Case
B. Corporate Restructuring                                                              Vote With Mgt.
C. Spin-Offs                                                                            Vote With Mgt.
D. Liquidations                                                                         Vote With Mgt.

SOCIAL AND ENVIRONMENTAL ISSUES

A. Issues with Social/Moral Implications                                                Vote With Mgt.

                       STATEMENT OF ADDITIONAL INFORMATION
                               RYDEX SERIES FUNDS

                         9601 Blackwell Road, Suite 500
                            Rockville, Maryland 20850

                            800.820.0888 301.296.5100
                               WWW.RYDEXFUNDS.COM





This Statement of Additional Information ("SAI") relates to shares of the following portfolios (the "Funds") of Rydex Series Funds (the "Trust"):

                              SECTOR ROTATION FUND
                                CORE EQUITY FUND

This SAI is not a prospectus. It should be read in conjunction with the Funds' current prospectuses for A-Class, C-Class and H-Class Shares. Copies of the Funds' prospectuses are available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone numbers above. The Trust's most recent financial statements are incorporated herein by reference and must be delivered with this SAI.



       The date of this SAI is August 1, 2003, as amended March 15, 2004.

                                TABLE OF CONTENTS

                                                                            PAGE





GENERAL INFORMATION ABOUT THE TRUST............................................1
INVESTMENT POLICIES, TECHNIQUES, AND RISK FACTORS..............................1
INVESTMENT RESTRICTIONS........................................................9
BROKERAGE ALLOCATION AND OTHER PRACTICES......................................11
MANAGEMENT OF THE TRUST.......................................................14
PRINCIPAL HOLDERS OF SECURITIES...............................................23
DETERMINATION OF NET ASSET VALUE..............................................24
PERFORMANCE INFORMATION.......................................................25
CALCULATION OF RETURN QUOTATIONS..............................................26
PURCHASE AND REDEMPTION OF SHARES.............................................27
A-CLASS SHARES - INITIAL SALES CHARGES, REDUCTIONS AND WAIVERS................28
DIVIDENDS, DISTRIBUTIONS, AND TAXES...........................................31
OTHER INFORMATION.............................................................36
COUNSEL ......................................................................36
INDEPENDENT ACCOUNTANT AND CUSTODIAN..........................................37
FINANCIAL STATEMENTS..........................................................37
APPENDIX A...................................................................A-1

GENERAL INFORMATION ABOUT THE TRUST

The Trust was organized as a Delaware business trust on February 10, 1993. The Trust is permitted to offer separate portfolios and different classes of shares. All payments received by the Trust for shares of any Fund belong to that Fund. Each Fund has its own assets and liabilities.

This SAI relates to the following series of the Trust: Sector Rotation Fund and Core Equity Fund (the "Strategic Funds"). The Strategic Funds currently offer A-Class Shares, C-Class Shares and H-Class Shares. The different classes provide for variations in certain shareholder servicing and distribution expenses and in the minimum initial investment requirement. In addition, an initial sales charge is imposed on the purchase of A-Class Shares, and a contingent deferred sales load is imposed on the redemption of C-Class Shares. Sales charges and minimum investment requirements are described in the prospectus. For more information on shareholder servicing and distribution expenses, see "Distributor." Additional Funds and/or classes may be created from time to time.

INVESTMENT POLICIES, TECHNIQUES, AND RISK FACTORS

GENERAL
Each Fund's investment objective and principal investment strategies are described in the Prospectuses. The following information supplements, and should be read in conjunction with, those sections of the prospectuses.

Portfolio management is provided to each Fund by the Trust's investment advisor, PADCO Advisors, Inc., a Maryland corporation with offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. PADCO Advisors, Inc. operates under the name Rydex Investments (the "Advisor").The investment strategies of the Funds discussed below and in the Prospectuses may be used by a Fund if, in the opinion of the Advisor, these strategies will be advantageous to that Fund. A Fund is free to reduce or eliminate its activity in any of those areas without changing the Fund's fundamental investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of that Fund's objectives.

BORROWING
The Funds may borrow money, including borrowing for investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Since substantially all of a Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share ("NAV") of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Funds might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. The Funds intend to use leverage during periods when the Advisor believes that the respective Fund's investment objective would be furthered.

Each Fund may also borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

FOREIGN ISSUERS
The Funds may invest in issuers located outside the United States through American Depositary Receipts ("ADRs"), "ordinary shares," or "New York shares" issued and traded in the United States or through securities denominated in foreign currencies and traded on foreign exchanges. ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protect the Funds from the foreign settlement risks described below.

Investing in foreign companies may involve risks not typically associated with investing in United States companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than United States markets, and prices in some foreign markets can be very volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to United States companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for United States investments.

Investing in companies located abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investment may be affected by actions of foreign governments adverse to the interests of United States investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on United States investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

ILLIQUID SECURITIES
While none of the Funds anticipates doing so, each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not invest more than 15% of the Fund's net assets in illiquid securities. If the percentage of a Fund's net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the "SEC"), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The trustees of the Trust (the "Trustees") have delegated the responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by a Fund to the Advisor.

INVESTMENTS IN OTHER INVESTMENT COMPANIES
The Funds presently may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act. A Fund, therefore, may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or
(iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. A Fund may also invest in the securities of other investment companies if such securities are the only investment securities held by the Fund, such as through a master-feeder arrangement.

If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment advisor and the other expenses that the Fund bears directly in connection with the Fund's own operations.

LENDING OF PORTFOLIO SECURITIES
Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral), except that the Money Market Fund may not lend more than 10% of its total assets. No Fund will lend portfolio securities to the Advisor or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent. By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral.

Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

OPTIONS TRANSACTIONS

OPTIONS ON SECURITIES. The Funds may buy call options and write (sell) put options on securities for the purpose of realizing their investment objectives. By writing a call option on securities, a Fund becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised.

During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Option Clearing Corporation (the "OCC"), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are illiquid.

OPTIONS ON SECURITY INDICES. The Funds may purchase call options and write put options on stock indices listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing the Fund's investment objective.

Options on indices are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option. When a Fund writes a covered option on an index, the Fund will be required to deposit and maintain with a custodian cash or liquid securities equal in value to the aggregate exercise price of a put or call option pursuant to the requirements and the rules of the applicable exchange. If, at the close of business on any day, the market value of the deposited securities falls below the contract price, the Fund will deposit with the custodian cash or liquid securities equal in value to the deficiency.

OPTIONS ON FUTURES CONTRACTS. Under Commodities Futures Trading Commission ("CFTC") Regulations, a Fund may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non-hedging purposes to the extent that the aggregate initial margins and option premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. In the case of an option on futures contracts that is "in-the-money" at the time of purchase (I.E., the amount by which the exercise price of the put option exceeds the current market value of the underlying security, or the amount by which the current market value of the underlying security exceeds the exercise price of the call option), the in-the-money amount may be excluded in calculating this 5% limitation.

When a Fund purchases or sells a stock index futures contract, or sells an option thereon, the Fund "covers" its position. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

A Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

SWAP AGREEMENTS
The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund illiquid investment limitations. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and their Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the over-the-counter market. The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

PORTFOLIO TURNOVER
As discussed in the Funds' prospectuses, the Trust anticipates that investors in the Funds, as part of an asset allocation investment strategy, will frequently purchase and/or redeem shares of the Funds. The nature of the Funds as asset allocation tools will cause the Funds to experience substantial portfolio turnover. (See "More Information About Fund Investments and Risk" and "Financial Highlights" in the Trust's Prospectuses). Because each Fund's portfolio turnover rate to a great extent will depend on the purchase, redemption, and exchange activity of the Fund's investors, it is very difficult to estimate what the Fund's actual turnover rate will be in the future. However, the Trust expects that the portfolio turnover experienced by the Funds will be substantial.

"Portfolio Turnover Rate" is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest since such contracts generally have a remaining maturity of less than one-year.

REPURCHASE AGREEMENTS
Each of the Funds may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds, other than the Money Market Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% (10% with respect to the Money Market Fund) of the Fund's net assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

SHORT SALES
The Funds each may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost. While none currently expect to do so, these Funds may make a short sale when the Fund wants to sell the security it owns at a current attractive price, in order to hedge or limit the exposure of the Fund's position.

STOCK INDEX FUTURES CONTRACTS
A Fund may buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time a Fund purchases a futures contract, an amount of cash, U.S. Government Securities or other liquid securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund's custodian. When writing a futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

U.S. GOVERNMENT SECURITIES
The Funds may invest in U.S. Government Securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. Government Securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. The Bond Fund will invest in such U.S. government Securities only when the Advisor is satisfied that the credit risk with respect to the issuer is minimal.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (I.E., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund's net asset value. A Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the Fund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund's custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that a Fund's net asset value or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed-delivery basis.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES
The following investment limitations (and those set forth in the Prospectuses) are fundamental policies of the Funds, which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of: (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy; or (ii) more than 50% of that Fund's outstanding shares, whichever is less.

FUNDAMENTAL POLICIES OF THE BENCHMARK FUNDS (EXCEPT THE MEDIUS FUND, MEKROS FUND, AND INTERNATIONAL FUNDS), MASTER FUNDS, AND PRECIOUS METALS FUND

The Funds shall not:

1. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of a least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

2. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

3. Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and
         (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

4. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

7. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that, to the extent the benchmark or sector selected for a particular Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. This limitation does not apply to investments or obligations of the U.S. government or any of its agencies or instrumentalities.

NON-FUNDAMENTAL POLICIES
The following investment limitations are non-fundamental policies of the Funds and may be changed with respect to any Fund by the Board of Trustees and, with respect to the policy to invest at least 80% of a Fund's assets in securities of companies in a specific sector, subject to 60 days prior notice to shareholders.

Each Fund may not:

1.       Invest in warrants.

2.       Invest in real estate limited partnerships.

3.       Invest in mineral leases.

4. Pledge, mortgage or hypothecate assets except to secure borrowings permitted or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the SEC's position regarding the asset segregation requirements imposed by
         Section 18 of the 1940 Act.

5.       Invest in companies for the purpose of exercising control.

6. Purchase securities on margin or effect short sales, except that a Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

7. Invest its assets in securities of any investment company, except as permitted by the 1940 Act or any rule, regulation or order of the SEC.

8. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

The Core Equity Fund may not:

9. Change its investment strategy to invest at least 80% of its net assets in equity securities (and derivatives thereof) of companies in its respective sector without 60 days' prior notice to shareholders.

The foregoing percentages: (i) are based on total assets (except for the limitation on illiquid securities, which is based on net assets); (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Advisor may place a combined order, often referred to as "bunching," for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Advisor and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances the Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Advisor believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal period ended March 31, 2001, 2002 and 2003 the Funds paid the following brokerage commissions:




----------------------------------------- --------------------------------------------------------------------------
                  FUND                                         AGGREGATE BROKERAGE COMMISSIONS
----------------------------------------- ------------------------- ----------------------- ------------------------
                                                    2001                     2002                    2003
----------------------------------------- ------------------------- ----------------------- ------------------------
Sector Rotation Fund                                n/a                      n/a                   $431,092
----------------------------------------- ------------------------- ----------------------- ------------------------
Core Equity Fund                                    n/a                      n/a                    $57,777
----------------------------------------- ------------------------- ----------------------- ------------------------

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Advisor may select a broker based upon brokerage or research services provided to the Advisor. The Advisor may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Advisor, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Advisor may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing  or  selling  securities,  and  the  availability  of  securities  or purchasers  or  sellers of  securities;  (2)  furnishing  analyses  and  reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Advisor believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Advisor might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Advisor may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Advisor will be in addition to and not in lieu of the services required to be performed by the Advisor under the Advisory Agreement. Any advisory or other fees paid to the Advisor are not reduced as a result of the receipt of research services.

In some cases the Advisor may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Advisor faces a potential conflict of interest, but the Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Advisor with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Advisor:

--------------------------------------------------------------------------------------------------------------------

                                      TOTAL DOLLAR AMOUNT OF BROKERAGE      TOTAL DOLLAR AMOUNT OF TRANSACTIONS
               FUND                  COMMISSIONS FOR RESEARCH SERVICES      INVOLVING BROKERAGE COMMISSIONS FOR
                                                                                     RESEARCH SERVICES
--------------------------------------------------------------------------------------------------------------------
Sector Rotation Fund                              $40,243                               $246,224,369
--------------------------------------------------------------------------------------------------------------------
Core Equity Fund                                  $ 3,826                                $17,277,204
--------------------------------------------------------------------------------------------------------------------

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Advisor or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal period ended March 31, 2003 the Funds paid no brokerage commissions to affiliates.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust's shares. As of March 31, 2003, the following Funds held securities of the Trust's "regular brokers or dealers:"

---------------------------------------------------------------------------------------------------------------------
          FUND                TYPE OF SECURITY            FULL NAME OF BROKER/DEALER          TOTAL $ AMOUNT OF
                                                                                              SECURITIES OF EACH
                                                                                          REGULAR BROKER-DEALER HELD
---------------------------------------------------------------------------------------------------------------------
Sector Rotation Fund     Common Stock                US Bancorp                                    269,516
---------------------------------------------------------------------------------------------------------------------
Core Equity Fund         Repurchase Agreement        US Bank                                        84,114
                         Repurchase Agreement        PaineWebber, Inc.                              84,114
                         Repurchase Agreement        Salomon Smith Barney, Inc.                     84,114
                         Common Stock                Lehman Brothers, Inc.                          30,030
                         Common Stock                Goldman Sachs Group, Inc.                      31,998
                         Common Stock                US Bancorp                                     65,291
                         Common Stock                Merrill Lynch & Co.                            57,702
---------------------------------------------------------------------------------------------------------------------

MANAGEMENT OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Rydex Family of Funds are supervised by the Trustees under the laws of the State of Delaware. Each Trustee is responsible for the 42 Funds in the Trust (including the Strategic Funds) as well as other funds in the Rydex Family of Funds, including the Funds of Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust that are described in separate prospectuses and SAIs. In total the Rydex Family of Funds is comprised of 88 Funds, each of which is overseen by the Trustees. The Trustees have approved contracts, as described below, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

TRUSTEES
COREY A. COLEHOUR (58)

         Trustee of Rydex Series Funds, 1993 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; Senior Vice President of Marketing of Schield Management Company, a registered investment advisor, 1985 to present.

J. KENNETH DALTON (63)

         Trustee of Rydex Series Funds, 1995 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; Mortgage Banking Consultant and Investor, The Dalton Group, a real estate company, 1995 to present; President, CRAM Mortgage Group, Inc., 1966 to 1995.

JOHN O.  DEMARET (64)

         Trustee of Rydex Series Funds, 1997 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; Founder and Chief Executive Officer, Health Cost Controls America, Chicago, Illinois, 1987 to 1996; sole practitioner, Chicago, Illinois, 1984 to 1987; General Counsel for the Chicago Transit Authority, 1981 to 1984; Senior Partner, O'Halloran, LaVarre & Demaret, Northbrook, Illinois, 1978 to 1981.

PATRICK T.  MCCARVILLE (61)

         Trustee of Rydex Series Funds, 1997 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; Founder and Chief Executive Officer, Par Industries, Inc., Northbrook, Illinois, 1977 to present; President and Chief Executive Officer, American Health Resources, Northbrook, Illinois, 1984 to 1986.

ROGER SOMERS (59)

         Trustee of Rydex Series Funds, 1993 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present;

         President, Arrow Limousine, 1963 to present.

BOARD STANDING COMMITTEES. The Board has established the following standing committee:

         AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Servicer that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Colehour, Dalton, Demaret, McCarville, and Somers currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met 4 times in the most recently completed fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "Advisor" below, the Board's continuance of the investment advisory agreement must be specifically approved at least annually:
(i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the investment advisory agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory agreement for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Advisor. The Trustees use this information, as well as information that other Fund service providers may submit to the Board, to help them decide whether to renew the investment advisory agreement for another year.

Before this year's meeting , the Board requested and received written materials from the Advisor about: (a) the quality of the Advisor's investment management and other services; (b) the Advisor's investment management personnel; (c) the Advisor's operations and financial condition; (d) the Advisor's brokerage practices (including any soft dollar arrangements) and investment strategies;
(e) the level of the advisory fees that the Advisor charges the Fund compared with the fees it charges to comparable mutual funds or accounts(if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds;
(g) the level of the Advisor's  profitability from its Fund-related  operations;
(h) the Advisor's compliance systems; (i) the Advisor's policies on and compliance procedures for personal securities transactions; (j) the Advisor' reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Advisor presented additional oral and written information to the Board to help the Board evaluate the Advisor's fee and other aspects of the investment advisory agreement.

Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Advisor's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the investment advisory agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important or controlling.

Based  on the  Board's  deliberations  and  its  evaluation  of the  information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the investment advisory agreement are fair and reasonable; (b) concluded that the Advisor's fees are reasonable in light of the services that the Advisor provides to the Fund; and (c) agreed to renew the investment advisory agreement for another year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each Fund in the Trust (including Funds not covered in this SAI) and all Rydex Funds as of the end of the most recently completed calendar year. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The valuation date is December 31, 2002. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.



------------------------------- -------------------------------------------------- ----------------------------------
             NAME                          DOLLAR RANGE OF FUND SHARES             AGGREGATE DOLLAR RANGE OF SHARES
                                            (RYDEX SERIES FUNDS ONLY)               IN ALL RYDEX FUNDS OVERSEEN BY
                                                                                                TRUSTEE
------------------------------- -------------------------------------------------- ----------------------------------
Corey A. Colehour               $0                                                 $0
------------------------------- -------------------------------------------------- ----------------------------------
J. Kenneth Dalton               $0                                                 $0
------------------------------- -------------------------------------------------- ----------------------------------
John O. Demaret                 over $100,000 - Nova Fund                          over $100,000
                                $50,001-$100,000 - Juno Fund
------------------------------- -------------------------------------------------- ----------------------------------
                                $10,001-50,000 - Nova Fund
Patrick T. McCarville           $1-10,000 - OTC Fund                               $50,001-$100,000
                                $10,001-$50,000 - Sector Rotation Fund
------------------------------- -------------------------------------------------- ----------------------------------
Roger Somers                    $10,001 - $50,000 - Nova Fund                      $50,001-$100,00
                                $10,001-$50,000 - Biotechnology Fund
------------------------------- -------------------------------------------------- ----------------------------------

BOARD COMPENSATION. The aggregate compensation paid by the Trust to each of its Trustees serving during the fiscal year ended March 31, 2003, is set forth in the table below:


--------------------------- --------------------- ---------------------- ---------------------- ---------------------
           NAME                  AGGREGATE             PENSION OR          ESTIMATED ANNUAL      TOTAL COMPENSATION
                                                   RETIREMENT BENEFITS
                             COMPENSATION FROM     ACCRUED AS PART OF        BENEFITS UPON
                                   TRUST            TRUST'S EXPENSES          RETIREMENT         FROM FUND COMPLEX*
--------------------------- --------------------- ---------------------- ---------------------- ---------------------
Corey A. Colehour                 $31,000                  $0                     $0                  $48,500
--------------------------- --------------------- ---------------------- ---------------------- ---------------------
J. Kenneth Dalton                 $31,000                  $0                     $0                  $48,500
--------------------------- --------------------- ---------------------- ---------------------- ---------------------
Roger Somers                      $31,000                  $0                     $0                  $48,500
--------------------------- --------------------- ---------------------- ---------------------- ---------------------
John O. Demaret                   $31,000                  $0                     $0                  $48,500
--------------------------- --------------------- ---------------------- ---------------------- ---------------------
Patrick T. McCarville             $31,000                  $0                     $0                  $48,500
--------------------------- --------------------- ---------------------- ---------------------- ---------------------

* Each member of the Board of Trustees also serves as a Trustee to Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust.

TRUST OFFICERS. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. None of the Officers receive compensation from the Trust for their services.

CARL G. VERBONCOEUR (51)

         President, Chief Executive Officer and Treasurer of the Trust, 2003 to present; President and Chief Executive Officer of Rydex Series Funds, 2003 to present; Treasurer of Rydex Series Funds, 1997 to present; Vice President of Rydex Series Funds, 1997 to 2003; President and Chief Executive Officer of Rydex Variable Trust, 2003 to present; Treasurer of Rydex Variable Trust, 1998 to present; Vice President Rydex Variable Trust, 1998 to 2003; President and Chief Executive Officer of Rydex Dynamic Funds, 2003 to present; Treasurer of Rydex Dynamic Funds, 1999 to present; Vice President of Rydex Dynamic Funds, 1999 to 2003; President and Chief Executive Officer of Rydex Fund Services, Inc., 2003 to present; Executive Vice President of Rydex Fund Services, Inc., 2000 to 2003; President and Chief Executive Officer of Rydex Distributors, Inc., 2003 to present; Executive Vice President of Rydex Distributors, Inc., 1997 to 2003;Executive Vice President of Rydex
         Capital Partners I, LLC., investment advisor, 2003 to present; Executive Vice President of Rydex Capital Partners II, LLC., investment advisor, 2003 to present; Senior Vice President, Crestar Bank, 1995 to 1997; Senior Vice President, Crestar Asset Management Company, a registered investment advisor, 1993 to 1995; Vice President of Perpetual Savings Bank, 1987 to 1993.

ROBERT M. STEELE (45)

         Secretary and Vice President of the Trust,  2003 to present;  Secretary and Vice President of Rydex Series Funds, 1994 to present; Secretary and Vice President of Rydex Variable Trust, 1998 to present; Secretary and Vice President of Rydex Dynamic Funds, 1999 to present; Executive Vice President of PADCO Advisors, Inc., investment advisor, 2000 to present; Executive Vice President of PADCO Advisors II, Inc., investment advisor, 2000 to present; Executive Vice President of Rydex Capital Partners I, LLC., investment advisor, 2003 to present; Executive Vice President of Rydex Capital Partners II, LLC., investment advisor, 2003 to present; Executive Vice President of Rydex Fund
         Services Inc., investment advisor, 2000 to present; Executive Vice President of Rydex Distributors, Inc., 1996 to present; Vice President of The Boston Company, Inc., an institutional money management firm, 1987 to 1994.



MICHAEL P. BYRUM (33)

         Vice President of the Trust, 2003 to present; Vice President of Rydex Series Funds, 1997 to present; Vice President of the Rydex Variable Trust, 1998 to present; Vice President of Rydex Dynamic Funds, 1999 to present; Chief Operating Officer of PADCO Advisors, Inc., investment advisor, 2003 to present; Executive Vice President of PADCO Advisors, Inc., investment advisor, 1993 to present; Senior Portfolio Manager of PADCO Advisors, Inc., investment advisor, 1993 to 2003; Chief Operating Officer of PADCO Advisors II, Inc., investment advisor, 2003 to present; Executive Vice President of PADCO Advisors II, Inc., investment advisor, 1996 to present; Senior Portfolio Manager of PADCO Advisors II, Inc., investment advisor, 1996 to 2003; President of Rydex Capital Partners I, LLC., investment advisor, 2003 to present; President of Rydex Capital Partners II, LLC., investment advisor, 2003 to present; Chief Operating Officer of Rydex Distributors, Inc. 2003 to present; Executive Vice President of Rydex Distributors, Inc. 1996 to present; Secretary of Rydex Distributors, Inc., 1996 to present; Investment Representative, Money Management Associates, a registered investment advisor, 1992 to 1993.

JOANNA M. HAIGNEY (37)

         Assistant Secretary of the Trust, 2003 to Present; Assistant Secretary of Rydex Series Funds, 2000 to present; Assistant Secretary of the Rydex Variable Trust, 2000 to present; Assistant Secretary of Rydex Dynamic Funds, 2000 to present; Vice President of Compliance of Rydex Fund Services, Inc., 2000 to present; Assistant Secretary of the Rydex Dynamic Funds, 2000 to present; Vice President Fund Administration, Chase Global Funds Services Co., a division of Chase Manhattan Bank NA, 1994 to 1999.

ADVISOR
PADCO Advisors, Inc., 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, provides portfolio management to each Fund pursuant to an advisory contract with the Trust. The Advisor was incorporated in the State of Maryland on February 5, 1993, together with PADCO Advisors II, Inc., a registered investment advisor under common control and does business under the name Rydex Investments (the "Advisor"). The voting common stock of the Advisor is held predominantly by a trust established by the late Albert P. Viragh, Jr., the founder of the Advisor, for the benefit of members of his family (the "Viragh Family Trust"). Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through its ownership of voting common stock the Viragh Family Trust and/or its three trustees, Katherine A. Viragh, Mark S. Viragh and Roger E. Young, may be deemed, under the 1940 Act, to control the Advisor.

The Advisor manages the investment and the reinvestment of the assets of each of the Funds, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Trustees and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the Trustees of the Trust who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares.

Under an investment advisory agreement, the Advisor serves as the investment advisor for each series of the Trust and provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to direction and control by the Trustees and the officers of the Trust. As of July 2, 2003 assets under management of the Advisor were approximately $7.71 billion.

ADVISORY FEE. Pursuant to the advisory agreement with the Advisor (i) the Sector Rotation Fund pays the Advisor a fixed fee of 0.90% at an annualized rate, based on the average daily net assets for the Fund, and (ii) the Core Equity Fund pays the Advisor a management fee that is comprised of two components: the first component is an annual basic fee (the "basic fee") equal to 0.70% of the Core Equity Fund's average daily net assets, and the second component is a performance fee adjustment. The Core Equity Fund's fee structure is described below.

The Core Equity Fund's basic fee is subject to upward or downward adjustment depending on whether, and to what extent, the investment performance of the Fund for the relevant performance period exceeds, or is exceeded by, the investment record (the "record") of the index determined by the Fund to be appropriate over the same period. The Trustees have designated the Russell 3000(R) Index (the "Index") for this purpose. The Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The performance period consists of a rolling 12-month period, and will be calculated and applied at the end of each month. Each 0.0375% of difference will result in a performance rate adjustment of 0.01%. The maximum annualized performance rate adjustment is +/- 0.20%. A percentage of this rate (based on the number of days in the current month) is then multiplied by the average daily net assets of the Core Equity Fund over the entire performance period, giving the dollar amount that will be added to (or subtracted from) the basic fee. The monthly performance adjustment will be further adjusted to the extent necessary to insure that the total of such adjustments to the basic fee does not exceed +/- 0.20% of average daily net assets for that year.

PERFORMANCE ADJUSTMENT EXAMPLE

The following hypothetical example illustrates the application of the performance adjustment. For purposes of the example, any dividends and capital gain distributions paid by the Core Equity Fund are treated as if reinvested in shares of the Core Equity Fund at net asset value, and any dividends paid on the stocks in the Index are treated as if reinvested in the Index.

The example also makes these assumptions:

                                  Fund's         Index's        Fund's
For the  rolling 12-month      investment      cumulative performance relative
Performance period            Performance        change      to the Index
------------------            -----------        ------      ------------
January 1                       $50.00            100.00
December 31                     $55.25            110.20
Absolute change                + $5.25           +$10.20
Actual change                   +10.50%           +10.20%         +0.30%

Based on these assumptions, the Core Equity Fund calculates the Advisor's management fee rate for the last month of the performance period as follows:

o The portion of the annual basic fee rate of 0.70% applicable to that month is multiplied by the Fund's average daily net assets for the month. This results in the dollar amount of the basic fee.

o The +0.30% difference between the performance of the Core Equity Fund and the record of the Index is divided by 3.75, producing a rate of 0.08%.

o The 0.08% rate (adjusted for the number of days in the month) is multiplied by the Fund's average daily net assets for the performance period. This results in the dollar amount of the performance adjustment.

o The dollar amount of the performance adjustment is added to the dollar amount of the basic fee, producing the adjusted management fee.


If the record of the Index during the performance period exceeded the Core Equity Fund's performance, the dollar amount of the performance adjustment would be deducted from the dollar amount of the basic fee.

Because the adjustment to the basic fee is based on the comparative performance of the Core Equity Fund and the record of the Index, the controlling factor is not whether the Core Equity Fund performance is up or down, but whether it is up or down more or less than the record of the Index. Therefore, it is possible that the Fund will pay a positive performance adjustment even during periods of negative Fund performance. Moreover, the comparative investment performance of the Core Equity Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

From time to time, the Trustees may determine that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the Core Equity Fund. In such event, a successor index may be substituted for the Index in prospectively calculating the performance based adjustment to the basic fee. However, the calculation of the performance adjustment for any portion of the performance period prior to the adoption of the successor index would still be based upon the Core Equity Fund's performance compared to the Index.

It is not possible to predict the effect of the performance adjustment on the overall compensation to the Advisor in the future since it will depend on the performance of the Core Equity Fund relative to the record of the Index.

Under the terms of the advisory contract, the Core Equity Fund pays management fees at a rate equal to the basic fee plus or minus the amount of the performance adjustment for the current semi-annual period. The management fee is computed and accrued daily, and the entire management fee is paid monthly.


For the fiscal periods ended March 31, 2001, March 31, 2002 and March 31, 2003 the Advisor received the following investment advisory fees from the Funds:

--------------------------------------- -----------------------------------------------------------------------------
                 FUND                                                ADVISORY FEES PAID
--------------------------------------- ------------------------- ------------------------- -------------------------
                                                  2001                      2002                      2003
--------------------------------------- ------------------------- ------------------------- -------------------------
Sector Rotation Fund                              n/a                       n/a                     $631,572
--------------------------------------- ------------------------- ------------------------- -------------------------
Core Equity Fund                                  n/a                       n/a                     $73,449
--------------------------------------- ------------------------- ------------------------- -------------------------

The continuance of the advisory agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 60 days' written notice to the Advisor, or by the Advisor on 60 days' written notice to the Trust. The advisory agreement provides that the Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

THE ADMINISTRATIVE SERVICE AGREEMENT AND ACCOUNTING SERVICE AGREEMENT
General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Funds by Rydex Fund
Services, Inc. (the "Servicer"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, subject to the general supervision and control of the Trustees and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer. The Servicer is wholly-owned by the Viragh Family Trust.

Under the service agreement, the Servicer provides the Trust and each Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and each Fund under federal and state securities laws. The Servicer also maintains the shareholder account records for each Fund, disburses dividends and distributions payable by each Fund, and produces statements with respect to account activity for each Fund and each Fund's shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to each Fund; each Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement. For the fiscal periods ended March 31, 2001, March 31, 2002, and March 31, 2003 the Funds paid the Servicer the following service fees:

--------------------------------------- ----------------------------------------------------------------------------
                 FUND                                        ADMINISTRATIVE SERVICE FEES PAID
--------------------------------------- ------------------------- ------------------------- ------------------------
                                                  2001                      2002                     2003
--------------------------------------- ------------------------- ------------------------- ------------------------
Sector Rotation Fund                              n/a                       n/a                    $175,485
--------------------------------------- ------------------------- ------------------------- ------------------------
Core Equity Fund                                  n/a                       n/a                     $20,403
--------------------------------------- ------------------------- ------------------------- ------------------------

Pursuant to an Accounting Service Agreement the Servicer serves as Accounting Services Agent and performs certain record keeping and accounting functions. The Servicer received the following fees for the fiscal periods ended March 31, 2001, March 31, 2002, and March 31, 2003:

--------------------------------------- ----------------------------------------------------------------------------
                 FUND                                          ACCOUNTING SERVICES FEES PAID
--------------------------------------- ------------------------- ------------------------- ------------------------
                                                  2001                      2002                     2003
--------------------------------------- ------------------------- ------------------------- ------------------------
Sector Rotation Fund                              n/a                       n/a                     $70,175
--------------------------------------- ------------------------- ------------------------- ------------------------
Core Equity Fund                                  n/a                       n/a                     $8,161
--------------------------------------- ------------------------- ------------------------- ------------------------

DISTRIBUTION
Pursuant to the Distribution Agreement adopted by the Trust, Rydex Distributors, Inc. (the "Distributor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, acts as distributor for the shares of the Trust under the general supervision and control of the Trustees and the officers of the Trust. The Distribution Agreement grants the Distributor the exclusive right to distribute the shares of the Trust. In addition, the Distribution Agreement permits the Distributor to receive as compensation any front-end sales load or contingent deferred sales charge collected by the Funds or other asset-based sales charges collected pursuant to any distribution or shareholder services plans adopted by the Funds on behalf of the various classes of shares. Each of the Funds' current distribution and shareholder services plans, as well as a description of the services performed under each, are described below.

A-CLASS DISTRIBUTION PLAN - Each Fund has adopted a Distribution Plan applicable to A-Class Shares. Under the Distribution Plan, the Distributor, or designated Service Providers, may receive up to .25% of each Fund's assets attributable to A-Class Shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. No fees were paid under the A-Class Distribution and Shareholder Services Plan for the fiscal year ended March 31, 2003.

C-CLASS DISTRIBUTION AND SHAREHOLDER SERVICING PLAN - Each Fund has adopted a Distribution and Shareholder Services Plan for C-Class Shares (the "C-Class Plan"). Under the C-Class Plan, the Distributor, or designated Service Providers, may receive up to a total of 1.00% of each Fund's assets attributable to C-Class Shares as compensation for distribution and shareholder services pursuant to Rule 12b-1 of the 1940 Act. The C-Class Plan allows for payment of up to .75% of each Fund's assets attributable to C-Class Shares as compensation for distribution services and up to .25% of each Fund's assets attributable to C-Class Shares as compensation for shareholder services.

H-CLASS DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN - Each Fund has adopted a Distribution Plan and a

Shareholder Services Plan applicable to H-Class Shares. Under the Distribution Plan, the Distributor, or designated Service Providers, may receive up to .25% of each Fund's assets attributable to H-Class Shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. The Shareholder Services Plan permits the payment of up to .25% of each Fund's assets attributable to H-Class Shares to designated Service Providers as compensation for providing shareholder services, which are not primarily intended to result in the sale of the shares of the Funds.

DESCRIPTION OF DISTRIBUTION AND SHAREHOLDER SERVICES - Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Services Provider; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Funds on behalf of clients.

The Funds paid the following fees pursuant to the plans for the fiscal year ended March 31, 2003:

---------------------------------------- ---------------------------- ------------------------------------
FUND                                               C-CLASS                          H-CLASS
---------------------------------------- ---------------------------- ------------------------------------
Sector Rotation Fund                              $152,798                         $137,228
---------------------------------------- ---------------------------- ------------------------------------
Core Equity Fund                                   $17,578                          $16,009
---------------------------------------- ---------------------------- ------------------------------------

COSTS AND EXPENSES
Each Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; non-interested Trustees' fees and expenses; the costs and expenses of redeeming shares of the Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines. In addition, each of the Funds pays an equal portion of the Trustee fees and expenses for attendance at Trustee meetings for the Trustees of the Trust who are not affiliated with or interested persons of the Advisor.

BUSINESS CONTINUITY AND DISASTER RECOVERY
The Advisor, the Distributor and the Servicer (collectively, the "Service Providers") have developed a joint Business Continuity and Disaster Recovery
Program that is designed to minimize the disruption of normal business operations in the event of a disaster. While the Service Providers believe that the Program is comprehensive and should enable them to survive a disaster and reestablish normal business operations in a timely manner, under certain unusual or unexpected circumstances the Service Providers could be prevented or hindered from providing services to the Funds for extended periods of time. These circumstances may include, without limitation, acts of God, acts of government in its sovereign or contractual capacity, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. Under each Service Provider's agreement with the Trust, absent willful misfeasance, bad faith or gross negligence on the part of the Service Provider, or the reckless disregard of their respective obligations, the Service Provider generally will not be liable for any related losses to the Funds or to the Funds' shareholders as a result of such an occurrence.

PRINCIPAL HOLDERS OF SECURITIES

As of July 2, 2003, the following persons were the only persons who were record owners or, to the knowledge of the Trust, beneficial owners of 5% or more of the shares of the Funds.

FUND NAME - CLASS                          NAME & ADDRESS                                   SHARES            PERCENT
Sector Rotation Fund - H-Class             Schwab, Inc.                              1,317,962.926              27.41
                                           051206110
                                           Attn: Mutual Funds Team E
                                           101 Montgomery St.
                                           San Francisco, CA 94104



Sector Rotation Fund - H-Class             National Financial Services Corp.           475,056.230              9.88
                                           061402745
                                           200 Liberty Street
                                           New York, NY 10281


Sector Rotation Fund - H-Class             National Investor Services Corp.            322,559.585              6.71
                                           071105822
                                           55 Water Street
                                           32nd Floor
                                           New York, NY 10041


Core Equity Fund - C-Class                 RBC Dain Rauscher Custodian
                                           023501680 A/C #3556-4083                     87,209.302              8.58
                                           Segregated Rollover/IRA 2227
                                           Edgewood Drive


Core Equity Fund - H-Class                 Schwab, Inc.                                263,995.089             13.89
                                           051206110
                                           Attn: Mutual Funds Team E
                                           101 Montgomery St.
                                           San Francisco, CA 94104



Core Equity Fund - H-Class                 National Financial Services Corp.           175,095.708              9.21
                                           061402745
                                           200 Liberty Street
                                           New York, NY 10281

FUND NAME - CLASS                          NAME & ADDRESS                                   SHARES            PERCENT
Core Equity Fund - H-Class                 National Investor Services Corp.            189,038.197              9.94
                                           071105822
                                           55 Water Street
                                           32nd Floor
                                           New York, NY 10041

DETERMINATION OF NET ASSET VALUE

The net asset value of a Fund serves as the basis for the purchase and redemption price of that Fund's shares. The net asset value per share of a Fund is calculated by dividing the market value of the Fund's securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value by the Advisor using methods established or ratified by the Board of Trustees.

Options on securities and indices purchased by a Fund generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter ("OTC") market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Futures contracts generally are valued based upon the unrealized gain or loss on the contract determined with reference to the first price reported by established futures exchanges after the close of a Fund pricing cycle, or alternatively, with reference to the average price at which futures are bought and sold by a Fund. Options on futures contracts generally are valued with reference to the underlying futures contract. If the market makes a limit move with respect to a particular commodity, the commodity will be valued at fair value by the Advisor using methods established or ratified by the Board of Trustees.

OTC securities held by a Fund shall be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. Securities listed on the Nasdaq National Market and Nasdaq SmallCap Market may be valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. The portfolio securities of a Fund that are listed on national exchanges are taken at the last sales price of such securities on such exchange; if no sales price is reported, the mean of the last bid and asked price is used. For valuation purposes, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and the offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by the Advisor based on guidelines adopted by the Trustees. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the Trust is informed after the ex-dividend date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to the Advisor or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determination. The Trustees, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

PERFORMANCE INFORMATION

From time to time, each of the Funds may include the Fund's total return in advertisements or reports to shareholders or prospective shareholders. Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of a Fund is calculated from two factors: the amount of dividends earned by each Fund share and by the increase or decrease in value of the Fund's share price. See "Calculation of Return Quotations."

Performance information for each of the Funds contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices, including, but not limited to, the S&P 500(R) Index or Russell 3000 Index.

Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, a Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc., Morningstar, Inc. and other independent organizations. When these organizations tracking results are used, the Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings. Performance figures are based on historical results and are not intended to indicate future performance.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

CALCULATION OF RETURN QUOTATIONS

TOTAL RETURN QUOTATION (BEFORE TAXES). The total return of a Fund refers to the average annual compounded rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial investment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 investment made at the beginning of the designated time period.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS). The total return (after-taxes on distributions) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming no liquidation of the investment at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)n = ATVD, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions); n = number of years; and ATVD = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, and assuming no liquidation of the investment at the end of the measurement periods. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS AND REDEMPTION). The total return (after-taxes on distributions and redemption) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)n = ATVDR, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions and redemption); n = number of years; and ATVDR = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, assuming that the entire investment is redeemed at the end of each measurement period. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Taxes due on redemptions by shareholders are calculated by subtracting the capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.

HISTORICAL PERFORMANCE. The average annual total return (before taxes), total return (after-taxes on distributions) and total return (after-taxes on distributions and redemption) for each of the Funds was as follows for the one-year and since inception periods ended March 31, 2003.

------------------------------ -------------- ------------------------------------------------------------------------
                                   CLASS
                                (INCEPTION
FUND                               DATE)                            AVERAGE ANNUAL TOTAL RETURN
------------------------------ -------------- --------------- -------------- -------------- --------------------------
                                                  1-YEAR         5 YEARS       10 YEARS          SINCE INCEPTION
------------------------------ -------------- --------------- -------------- -------------- --------------------------
SECTOR ROTATION
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                           H           -24.12%           n/a            n/a                -23.69%
                                 (3/22/02)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                           C           -24.62%           n/a            n/a                -24.18%
                                 (3/22/02)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS           H           -24.12%           n/a            n/a                -23.69%
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS           H           -14.81%           n/a            n/a                -18.94%
AND REDEMPTION
------------------------------ -------------- --------------- -------------- -------------- --------------------------
CORE EQUITY
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                           H             n/a             n/a            n/a                 1.50%
                                 (9/23/02)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
BEFORE TAX                           C             n/a             n/a            n/a                 1.10%
                                 (9/23/02)
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS           H             n/a             n/a            n/a                 1.50%
------------------------------ -------------- --------------- -------------- -------------- --------------------------


                                   CLASS
                                (INCEPTION
FUND                               DATE)                            AVERAGE ANNUAL TOTAL RETURN
------------------------------ -------------- --------------- -------------- -------------- --------------------------
AFTER-TAX ON DISTRIBUTIONS           H             n/a             n/a            n/a                 0.92%
AND REDEMPTION
------------------------------ -------------- --------------- -------------- -------------- --------------------------


PURCHASE AND REDEMPTION OF SHARES

MINIMUM INVESTMENT REQUIREMENTS
Shareholders will be informed of any increase in the minimum investment requirements by a new prospectus or a prospectus supplement, in which the new minimum is disclosed. Any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance is: (a) below the currently applicable minimum investment; or (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor of a complete redemption of that account. In addition, the Trust may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder's most recent purchase of Fund shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment).

TAX CONSEQUENCES
Note that in the case of tax-qualified retirement plans, a redemption from such a plan may have adverse tax consequences. A shareholder contemplating such a redemption should consult his or her own tax advisor. Other shareholders should consider the tax consequences of any redemption.

SUSPENSION OF THE RIGHT OF REDEMPTION
The Funds may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings), or trading is restricted; (ii) for any period during which an emergency exists so that disposal of Fund investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC, by order, may permit for the protection of Fund investors. In cases where Nasdaq, the CME or Chicago Board Options Exchange ("CBOE"), CBOT, or any foreign market where the Funds' securities trade, as appropriate, is closed or trading is restricted, a Fund may ask the SEC to permit the right to redemption to be suspended. On any day that any of the securities exchanges on which the Funds' securities trade close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received.

HOLIDAYS
The NYSE, the Federal Reserve Bank of New York, the Nasdaq, the CME, the CBOT, and other U.S. exchanges are closed on weekends and on the following holidays:
(i) New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day (the CBOT and CME will have abbreviated trading schedules), Thanksgiving Day, and Christmas Day; and
(ii) the preceding Friday if any of these holidays falls on a Saturday, or the subsequent Monday if any of these holidays falls on a Sunday. In addition, the U.S. Government bond market is closed on Columbus Day and Veterans' Day. Although the Trust expects the same holiday schedules to be observed in the future, each of the aforementioned exchanges and markets may modify its holiday schedule at any time.

The national Japanese holidays affecting the relevant securities markets in Japan are as follows: New Year's Day; Coming-of-Age Day; National Foundation Day; Vernal Equinox Day; Greenery Day; Constitution

Memorial Day;  Children's Day;  Marine Day;  Respect-of-the-Aged  Day;  Autumnal
Equinox Day; Health-Sports Day; Culture Day; Labor Thanksgiving Day; and Emperor's Birthday. Although the Trust expects this same holiday schedule to be observed in the future, the Japanese exchange may modify its holiday schedule at any time.

National holidays in the various European countries will also affect the relevant European securities markets. Due to the variety of holidays in each EU country as well as Switzerland, those holidays are not listed here.

REDEMPTIONS IN-KIND
The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 of the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund's net asset value during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

A-CLASS SHARES - INITIAL SALES CHARGES, REDUCTIONS AND WAIVERS

INITIAL SALES CHARGES / DEALER REALLOWANCES. A-Class Shares of the Funds are sold subject to a front-end sales charge as described in the A-Class Shares prospectus. The sales charge is used to compensate the Distributor and participating securities dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.

Selling dealers are normally reallowed a portion of the sales charge by the Distributor. The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of A-Class Shares.

  ---------------------------------------- -------------------------------------------------------------------------

  AMOUNT OF INVESTMENT                               AUTHORIZED DEALER COMMISSION AS % OF OFFERING PRICE
  ---------------------------------------- -------------------------------------------------------------------------
  Less than $100,000                                                        4.00%
  ---------------------------------------- -------------------------------------------------------------------------
  $100,000 but less than $250,000                                           3.00%
  ---------------------------------------- -------------------------------------------------------------------------
  $250,000 but less than $500,000                                           2.25%
  ---------------------------------------- -------------------------------------------------------------------------
  $500,000 but less than 1,000,000                                          1.20%
  ---------------------------------------- -------------------------------------------------------------------------
  $1,000,000 or greater                                                     1.00%
  ---------------------------------------- -------------------------------------------------------------------------

REDUCED SALES CHARGES. You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your securities dealer are responsible for providing sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

RIGHTS OF ACCUMULATION

You may qualify for reduced initial sales charges based upon your existing investment in shares of any Rydex Fund at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, the Distributor takes into account not only the money which is invested upon such proposed purchase, but also the value of all A-Class and C-Class shares of the Rydex Funds that you own (other than A-Class Shares of the U.S. Government Money Market Fund, as discussed in its prospectus), calculated at their then current public offering price.

If you qualify for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if you already own qualifying A-Class or C-Class shares of any Rydex Fund with a value of $80,000 and wish to invest an additional $40,000 in an A-Class Share of a Fund, the reduced initial sales charge of 4.75% will apply to the full $40,000 purchase and not just to the $20,000 in excess of the $100,000 breakpoint.

To qualify for obtaining the discount applicable to a particular purchase, you or your securities dealer must furnish the Servicer with a list of the account numbers and the names in which your Rydex Fund accounts are registered at the time the purchase is made.

         AGGREGATING ACCOUNTS (GROUP PURCHASES)

         1. To receive a reduced sales charge on A-Class Shares, investments in any A-Class or C-Class shares (other than A-Class Shares of the U.S. Government Money Market Fund, as discussed in the prospectus) made by you, your spouse and your children under the age of 21 may be aggregated if made for your/their own account(s) and:

o trust accounts established by the above individuals. However, if the person(s) who established the trust is/are deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;

o        solely controlled business accounts;

o        single participant retirement plans; or

o endowments or foundations established and controlled by you or your immediate family.

         2. Investments made by a trustee or other fiduciary for a single trust estate or fiduciary account and multiple-employee benefit plans of a single employer or affiliated employers - provided they are not aggregated with individual accounts - may also be aggregated.

         3. Similarly, investments made for participant accounts of a 403(b) plan that is treated like an employer-sponsored plan, or multiple 403(b) plans of a single employer or affiliated employers, may be aggregated. In addition, investments made for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization may be aggregated. Finally, investments made by a common trust fund or other diversified pooled accounts not specifically formed for the purpose of accumulating fund shares may be aggregated.

         SOME  ACCOUNTS  CANNOT  BE  AGGREGATED.   At  the  request  of  certain
investment firms, some accounts are set up as "street name" or "nominee" accounts. This means that the investment firm has sole access, and that the Funds have limited access, to the investment firm's clients' account information. Since the Servicer has little or no access to certain nominee or street name account information, these accounts generally may not be aggregated for the purpose of receiving reduced sales charges. Check with your securities dealer to determine if this applies to your account.

LETTERS OF INTENT

You may also pay reduced initial sales charges by indicating on the account application that you intend to provide a Letter of Intent ("LOI"), and then fulfilling the conditions of that LOI.

The LOI confirms the total investment in shares of the Rydex Funds that you intend to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, you indicate that you understand and agree to the terms of the LOI and that you are bound by the provisions described below:

         CALCULATING THE INITIAL SALES CHARGE:

o Each purchase of Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge
              table  in  the   section  on  "Initial   Sales   Charges"  in  the
              prospectus).

o It is your responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

o The offering price may be further reduced as described below above under "Rights of Accumulation" if the Servicer is advised of all other accounts at the time of the investment.

o Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

         CALCULATING THE NUMBER OF SHARES TO BE PURCHASED

o Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

o Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

o If you meet the original obligation at any time during the 13-month period, you may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

o             The  Servicer  will  process   necessary   adjustments   upon  the
              expiration  or completion date of the LOI.

         FULFILLING THE INTENDED INVESTMENT

o By signing an LOI, you are not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, you will have to pay the increased amount of sales charge.

o To assure compliance with the provisions of the 1940 Act, the Servicer will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to you. All shares purchased, including those escrowed, will be registered in your name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

o If the intended investment is not completed, you will pay the Servicer the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If you do not pay such difference within 20 days of the expiration date, you irrevocably appoint the Servicer as your attorney-in-fact to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

         CANCELING THE LOI

o If at any time before completing the LOI Program you wish to cancel the agreement, you must give written notice to the Distributor.

o If at any time before completion the LOI Program you request the Servicer to liquidate or transfer beneficial ownership of your total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Servicer will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

SALES CHARGE WAIVERS. The A-Class Shares' initial sales charges will be waived for certain types of investors, as described in the Prospectus.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income and any distributions of net realized capital gains from each of the Funds will be distributed as described in the Trust's Prospectus under "Dividends and Distributions." Normally, all such distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund.

FEDERAL INCOME TAXES
The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning. The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

REGULATED INVESTMENT COMPANY STATUS
A Fund that qualifies as a RIC will not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund distributes to the Fund's shareholders. Each of the Funds will seek to qualify for treatment as a regulated investment company (RIC) under the Code. Provided that for each tax year a Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least 90% of the Fund's net investment income for such year (including, for this purpose, net realized short-term capital gains), the Fund itself will not be subject to federal income taxes to the extent the Fund's net investment income and the Fund's net realized capital gains, if any, are distributed to the Fund's shareholders. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, and foreign currencies (the "90% Test"). A second requirement for qualification as a RIC is that a Fund must diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year: (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government Securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. Government Securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses (the "Asset Test").

Income from investments in precious metals and in precious minerals will not qualify as gross income from "securities" for purposes of the 90% Test.

In the event of a failure by a Fund to qualify as a RIC, the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income and would be eligible for the dividends received deduction for corporate shareholders, subject to certain limitations. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had the Fund qualified as a RIC. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's net asset value.

Each Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for the year and 98% of its capital gain net income, plus certain other amounts. Each Fund intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax but can make no assurances that all such tax liability will be eliminated.

Each Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. Except for the Bond Fund, all or portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that the fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (E.G., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).

In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund's shares. Distributions reported to Fund shareholders as long-term capital gains shall be taxable as such (currently at a maximum rate of 15%), regardless of how long the shareholder has owned the shares. Fund shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

Shareholders who have not held Fund shares for a full year should be aware that the Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Fund.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Sales, redemptions and exchanges of Fund shares are generally taxable transactions for federal and state income tax purposes. In general, if you hold your shares as a capital asset, gain or loss realized will be capital in nature and will be classified as long-term or short-term, depending on the length of the time shares have been held.

The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

All or a portion of any loss realized upon the redemption of Fund shares will be disallowed to the extent that others shares in the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after a share redemption. Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares. In addition, any loss realized by a shareholder on the disposition of shares held for six months or less is treated as a long-term capital loss to the extent of any distributions of any net long-term capital gains received by the shareholder with respect to such shares.

SPECIAL TAX CONSIDERATIONS
In general, with respect to the International Funds and Sector Funds gains from "foreign currencies" and from foreign currency options, foreign currency futures, and forward foreign exchange contracts ("forward contracts") relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear however, who will be treated as the issuer of a foreign currency instrument for purposes of the RIC diversification requirements applicable to a Fund.

Under the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under the Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are also subject to special treatment. In general, any such gains or losses will increase or decrease the amount of the a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of a Fund's net capital gain. Additionally, if such losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions.

The Funds may incur a liability for dividend withholding tax as a result of investment in stock or securities of foreign corporations. If, at any year-end, more than 50% of the assets of a Fund are comprised of stock or securities of foreign corporations, the Fund may elect to "pass through" to shareholders the amount of foreign taxes paid by that Fund. The Fund will make such an election only if that Fund deems this to be in the best interests of its shareholders. If the Fund does not qualify to make this election or does qualify, but does not choose to do so, the imposition of such taxes would directly reduce the return to an investor from an investment in that Fund.

OPTIONS TRANSACTIONS BY THE FUNDS
If a call option written by a Fund expires, the amount of the premium received by the Fund for the option will be short-term capital gain to the Fund. If such an option is closed by a Fund, any gain or loss realized by the Fund as a result of the closing purchase transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by the Fund upon the sale of the underlying security or underlying futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund's holding period for the underlying security or underlying futures contract.

With respect to call options purchased by a Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the stock or futures contract so acquired.

A Fund has available to it a number of elections under the Code concerning the treatment of option transactions for tax purposes. A Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.

Each of the Funds, in its operations, also will utilize options on stock indices. Options on "broad based" stock indices are classified as "nonequity options" under the Code. Gains and losses resulting from the expiration, exercise, or closing of such nonequity options, as well as gains and losses resulting from futures contract transactions, will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter, "blended gain or loss"). In addition, any nonequity option and futures contract held by a Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.

The trading strategies of each of the Funds involving nonequity options on stock indices may constitute "straddle" transactions. "Straddles" may affect the taxation of such instruments and may cause the postponement of recognition of losses incurred in certain closing transactions. Each of these Funds will also have available to the Fund a number of elections under the Code concerning the treatment of option transactions for tax purposes. Each such Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. axation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.

A Fund's transactions in certain options, under some circumstances, could preclude the Fund's qualifying for the special tax treatment available to investment companies meeting the requirements of Subchapter M of the Code.

A Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Fund.

BACK-UP WITHHOLDING
In certain cases a Fund will be required to withhold and remit to the U.S. Treasury an amount equal to the applicable back-up withholding rate applied to reportable taxable dividends and distributions, as well as the proceeds of any redemptions of Fund shares, paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number (usually the shareholder's social security number); (2) is subject to back-up withholding by the Internal Revenue Service ("IRS"); (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding; or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).

OTHER ISSUES
Each Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment. In some states ownership of fund shares may also be subject to state and local taxation. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Government National Mortgage Association or Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this Statement of Additional Information in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

OTHER INFORMATION

VOTING RIGHTS
You receive one vote for every full Fund share owned. Each Fund or class of a Fund will vote separately on matters relating solely to that Fund or class. All shares of the Funds are freely transferable.

As a Delaware business trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by Shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by Shareholders, the Trust will provide appropriate assistance and information to the Shareholders who requested the meeting. Shareholder inquiries can be made by calling 800.820.0888 or 301.296.5100, or by writing to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

PROXY VOTING
The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Advisor. The
Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI. The Board of Trustees will periodically review each Fund's proxy voting record.

Beginning in 2004, the Trust will be required to disclose annually each Fund's complete proxy voting record on new Form N-PX. The first filing of Form N-PX will cover the period from July 1, 2003 through June 30, 2004, and is due no later than August 31, 2004. Once filed, Form N-PX for each Fund will be available upon request by calling 800.820.0888 or 301.296.5100 or by writing to Rydex Series Funds at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. Each Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

CODE OF ETHICS
The Board of Trustees of the Trust has adopted a Combined Code of Ethics (the "Code") pursuant to Rule 17j-1 under the 1940 Act. The Advisor, Servicer and Distributor are also covered by the Code. The Code applies to the personal investing activities of trustees, directors, officers and certain employees ("access persons"). Rule 17j-1 and the Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. The Code is on file with the SEC, and is available to the public.

REPORTING
You will receive the Trust's unaudited financial information and audited financial statements. In addition, the Trust will send you proxy statements and other reports. If you are a customer of a financial institution that has purchased shares of a Fund for your account, you may, depending upon the nature of your account, receive all or a portion of this information directly from your financial institution.

SHAREHOLDER INQUIRIES
You may visit the Trust's Web site at WWW.RYDEXFUNDS.COM or call 800.820.0888 or
301.296.5100 to obtain information on account statements, procedures, and other related information.

COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

INDEPENDENT ACCOUNTANTS AND CUSTODIAN
PricewaterhouseCoopers LLP, 250 West Pratt Street, Suite 2100, Baltimore, Maryland 21201, is the independent certified public accountant of the Trust and each of the Funds.

U.S. Bank 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Funds. The custodian holds the portfolio securities of each Fund and maintains all necessary related accounts and records.

FINANCIAL STATEMENTS
The Trust's financial statements for the fiscal year ended March 31, 2003, including notes thereto and the reports of Deloitte & Touche LLP, the previous independent certified public accountant of the Trust and each of the Funds, are incorporated by reference into this SAI. A copy of the Trust's Annual Reports to Shareholders must accompany the delivery of this Statement of Additional Information.

                                   APPENDIX A

                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

I.       INTRODUCTION
         PADCO Advisors, Inc. and PADCO Advisors II, Inc., together doing business as Rydex Investments, generally is responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 ("Funds") and clients that are pension plans ("Plans") subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). This document sets forth Rydex Investment's policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Specifically, Rule 206(4)-6 requires that we:

o Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

o Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

o Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

II.      PROXY VOTING POLICIES AND PROCEDURES
         A.       Proxy Voting Policies

                  Proxies may have economic value and, where Rydex Investments is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term economic interests of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. Our authority is initially established by our advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.

         The financial interest of our clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between Rydex Investments and our clients with respect to proxy voting are resolved in the best interests of clients, in accordance with the procedures described in Section III, below.

         B.       Proxy Voting Procedures

                  Rydex Investments utilizes the services of an outside proxy voting firm, Investor Responsibility Research Center, Inc. ("IRRC"), to act as agent for the proxy process, to maintain records on proxy votes for our clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. In the absence of contrary instructions received from Rydex Investments, IRRC will vote proxies in accordance with the proxy voting guidelines (the "Guidelines") attached as SCHEDULE A hereto, as such Guidelines may be revised from time to time by Rydex Investment's portfolio management group (the "Committee"). Under its arrangement with IRRC, Rydex Investments has agreed to:

o provide IRRC with a copy of the Guidelines and to inform IRRC promptly of any changes to the Guidelines;

o deliver to IRRC, on a timely basis, all documents, information and materials necessary to enable IRRC to provide the services contemplated to be performed by it on a timely and efficient basis (such as conveying to IRRC a power of attorney with respect to the services to be provided hereunder and providing IRRC on a timely basis with Rydex Investment's authorized stamp, proxy cards, special voting instructions, authorization letters to custodian banks and any other materials necessary for the performance by IRRC of its duties);

o provide IRRC with a data file containing portfolio information (such as account numbers, share amounts, and security identifiers such as cusip and/or sedol numbers) on a regular basis; and

o coordinate with IRRC with respect to the classification of a proxy items for the treatment of items not clearly defined under the Guidelines.

III.     RESOLVING POTENTIAL CONFLICTS OF INTEREST
         The Committee is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

o managing a pension plan for a company whose management is soliciting proxies;

o significant business relationship - having a material business relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast;

o significant personal / family relationship - Rydex Investments, its employees or affiliates have a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

         To ensure that all proxies are voted in the best interests of clients and are not the product of any potential conflict of interests, if a potential conflict of interest exists Rydex Investments will instruct IRRC to vote in accordance with the established Guidelines. In the absence of established Guidelines (E.G., in instances where the Guidelines provide for a "case-by-case" review), Rydex Investments may vote a proxy regarding that proposal in any of the following manners:

o REFER PROPOSAL TO THE CLIENT - Rydex Investments may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

o OBTAIN CLIENT RATIFICATION - If Rydex Investments is in a position to disclose the conflict to the client (I.E., such information is not confidential), Rydex Investments may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client's consent to how Rydex Investments will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

o USE AN INDEPENDENT THIRD PARTY FOR ALL PROPOSALS - Subject to any client imposed proxy voting policies, Rydex Investments may vote all proposals in a proxy according to the policies of an independent third party, such as IRRC or a similar entity (or to have the third party vote such proxies).

o USE AN INDEPENDENT THIRD PARTY TO VOTE THE SPECIFIC PROPOSALS THAT INVOLVE A CONFLICT - Subject to any client imposed proxy voting policies, Rydex Investments may use an independent third party (such as IRRC) to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

IV.      SECURITIES SUBJECT TO LENDING ARRANGEMENTS

         For various legal or administrative reasons, Rydex Investments is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client's securities lending arrangement with the client's custodian. Rydex Investments will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, Rydex Investments may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the clients' custodians for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in Rydex Investment's judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

V.       SPECIAL ISSUES WITH VOTING FOREIGN PROXIES

         Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), Rydex Investments may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

VI.      ASSISTANCE WITH FORM N-PX AND PROXY VOTING RECORD
         Rydex Investments shall assist its Fund clients in disclosing the following information on Form N-PX for each proxy matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which Rydex Investments, or IRRC as its agent, voted on the client's behalf by providing the following information to the Fund on a regular quarterly basis within 30 days after the end of the quarter:

(i)               The name of the issuer of the portfolio security;

(ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

(iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);

(iv)              The shareholder meeting date;

(v)               A brief identification of the matter voted on;

(vi) Whether the matter was proposed by the issuer or by a security holder;

(vii) Whether Rydex Investments (or IRRC as its agent) cast the client's vote on the matter;

(viii) How Rydex Investments (or IRRC as its agent) cast the client's vote (E.G., for or against proposal, or abstain; for or withhold regarding election of directors); and

(ix) Whether Rydex Investments (or IRRC as its agent) cast the client's vote for or against management.


VII.     DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION
         On or before August 6, 2003, Rule 206(4)-6 requires Rydex Investments to disclose in response to any client request how the client can obtain information from Rydex Investments on how its securities were voted. Rydex
Investments will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Rydex Investments. Upon receiving a written request from a client, Rydex Investments will provide the information requested by the client within a reasonable amount of time.

         Rule 206(4)-6 also requires Rydex Investments to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Rydex Investments will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Rydex Investments will provide a copy of this policy within a reasonable amount of time.

         If approved by the client, this policy and any requested records may be provided electronically.

VIII.    RECORDKEEPING
         Rydex Investments shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)               A copy of this Policy;

(ii)              Proxy Statements received regarding client securities;

(iii)             Records of votes cast on behalf of clients;

(iv) Any documents prepared by Rydex Investments that were material to making a decision how to vote, or that memorialized the basis for the decision; and

(v)               Records of client requests for proxy voting information.

         With respect to Rydex Investment's Fund clients, the Fund shall maintain a copy of each of the records that is related to proxy votes on behalf of the Fund by Rydex Investments. Additionally, Rydex Investments may keep Fund client records as part of Rydex Investment's records.

         Rydex Investments may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Rydex Investments that are maintained with a third party, such as IRRC, provided that Rydex Investments has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

2

1-WA/2156907.1
                                   SCHEDULE A
                                       TO
                              RYDEX GLOBAL ADVISORS
                      PROXY VOTING POLICIES AND PROCEDURES

                             PROXY VOTING GUIDELINES


         Rydex Investments believes that management is generally in the best position to make decisions that are essential to the ongoing operation of the company and which are not expected to have a major impact on the corporation and its shareholders. Accordingly, Rydex Investments will generally vote with management on "routine items" of a corporate administrative nature. Rydex Investments will generally review all "non-routine items" (E.G., those items having the potential for major economic impact on the corporation and the long-term value of its shares) on a case-by-case basis.

BOARD OF DIRECTORS

A.  Director Nominees in Uncontested Elections                                  Vote With Mgt.
B.  Chairman and CEO is the Same Person                                         Vote With Mgt.
C.  Majority of Independent Directors                                           Vote With Mgt.
D.  Stock Ownership Requirements                                                Vote With Mgt.
E.  Limit Tenure of Outside Directors                                           Vote With Mgt.
F.  Director and Officer Indemnification and Liability Protection               Vote With Mgt.
G.  Eliminate or Restrict Charitable Contributions                              Vote With Mgt.

PROXY CONTESTS

A.  Voting for Director Nominees in Contested Election                          Vote With Mgt.
B.  Reimburse Proxy Solicitation                                                Vote With Mgt.

AUDITORS

A. Ratifying Auditors                                                           Vote With Mgt.

PROXY CONTEST DEFENSES

A. Board Structure - Classified  Board                                          Vote With Mgt.
B. Cumulative Voting                                                            Vote With Mgt.
C. Shareholder Ability to Call Special Meetings                                 Vote With Mgt.

TENDER OFFER DEFENSES

A. Submit Poison Pill for  shareholder  ratification                            Case-by-Case
B. Fair Price Provisions                                                        Vote With Mgt.
C. Supermajority Shareholder Vote Requirement                                   Vote With Mgt.
        To Amend the Charter or Bylaws
D. Supermajority Shareholder Vote Requirement                                   Vote With Mgt.


MISCELLANEOUS GOVERNANCE PROVISIONS

A. Confidential Voting                                                          Vote With Mgt.
B. Equal Access                                                                 Vote With Mgt.
C. Bundled Proposals                                                            Vote With Mgt.

CAPITAL STRUCTURE

A. Common Stock Authorization                                                   Vote With Mgt.
B. Stock Splits                                                                 Vote With Mgt.
C. Reverse Stock Splits                                                         Vote With Mgt.
D. Preemptive Rights                                                            Vote With Mgt.
E. Share Repurchase Programs                                                    Vote With Mgt.

EXECUTIVE AND DIRECTOR COMPENSATION

A. Shareholder Proposals to Limit Executive and                                 Case-by-Case
        Directors Pay
B. Shareholder Ratification of Golden and Tin Parachutes                        Vote With Mgt.
C. Employee Stock Ownership  Plans                                              Vote With Mgt.
D. 401(k) Employee Benefit Plans                                                Vote With Mgt.

STATE OF INCORPORATION

A. Voting on State Takeover Plans                                               Vote With Mgt.
B. Voting on Reincorporation Proposals                                          Vote With Mgt.

MERGERS AND CORPORATE RESTRUCTURINGS

A. Mergers and Acquisitions                                                     Case-by-Case
B. Corporate Restructuring                                                      Vote With Mgt.
C. Spin-Offs                                                                    Vote With Mgt.
D. Liquidations                                                                 Vote With Mgt.

SOCIAL AND ENVIRONMENTAL ISSUES

A. Issues with Social/Moral Implications Vote With Mgt.


                                       2